UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

30 September

2018

Nuveen Municipal

Bond Funds

Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	—	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.

With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.

Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

November 22, 2018

Portfolio Managers’ Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Daniel J. Close, CFA, and Douglas M. Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers reviewed key investment strategies and the Fund’s performance for the six-month reporting period ended September 30, 2018.

How did the Funds perform during the six-month reporting period ended September 30, 2018?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year, five-year and ten-year and/or since inception periods ended September 30, 2018. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.

For the reporting period, the Nuveen All-American Municipal Bond Fund underperformed its benchmark index and was in line with its Lipper average. The Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund all outperformed both their respective benchmark index and Lipper averages. The Nuveen Short Term Municipal Bond Fund underperformed both of these performance measures.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Nuveen All American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index and was in line with the Lipper General & Insured Municipal Debt Funds Classification Average for the six-month reporting period ended September 30, 2018.

Relative to the benchmark, the biggest challenge for the Fund’s performance came from duration (interest rate) and yield curve positioning. During the reporting period, rates on longer duration bonds rose more than on intermediate duration bonds. Because our duration was longer than that of the benchmark, the Fund was more sensitive to the negative effects of rising rates.

Partly offsetting that detrimental impact, however, was the Fund’s short position in Treasury futures. These securities, which added modestly to the Fund’s relative performance, allowed us to reduce duration to our desired level without having to sell longer duration securities we liked and that otherwise fulfilled our management objectives.

Sector and security selection contributed to relative performance. Exposure to the nursing home sector added value, especially a strong performing position in Colorado Health and Finance bonds for the Colorado Senior Residences Project. Although we had only a small position in this credit, it experienced a significant gain due to elevated investor demand, which we took advantage of when we sold the position.

An overweighting in the transportation sector also contributed, especially a position in Brightline, a privately funded commuter rail project in South Florida that has benefited from more favorable ridership trends. Also boosting our results was our exposure to the corporate-backed industrial development revenue sector bond sector, primarily due to strong performance from our investment in FirstEnergy Solutions, an energy supplier whose outlook for a financial recovery in bankruptcy is seen to have improved.

Other holdings which experienced price recoveries during the reporting period included bonds of the Chicago Board of Education, whose financial position was perceived to have stabilized, and Bronx Parking Development Company, which operates parking facilities for Yankee Stadium. Bronx Parking defaulted on its debt several years ago when utilization was significantly lower than expected. However, the bonds rebounded recently because utilization has improved with the Yankees winning more games and a potential bondholder friendly redevelopment project has boosted sentiment.

One modest sector related challenge for the Fund was our lack of exposure to zero-coupon tobacco bonds. These highly volatile securities benefited as investors anticipated the current nationwide trend of tobacco bond refundings would continue. As these zero-coupon bonds sharply rallied, our lack of exposure proved to be a drag on the Fund’s results.

Overall, credit quality positioning helped relative performance. Specifically, our overweightings in bonds with lower investment grade and below investment grade credit ratings added value, as bonds in those credit tiers outperformed their counterparts with higher credit ratings. Because of our confidence in Nuveen’s research capabilities and resources, we regularly overweight lower rated bonds, focusing on issues we believe provide our shareholders with a favorable risk/reward trade-off.

In managing the Fund, we regularly seek to maximize tax-exempt income while closely managing credit risk and the Fund’s return potential. As interest rates have risen and the municipal bond market has been sluggish, our management strategy has reflected the weaker market backdrop. Specifically, we have sought to take advantage of lower bond prices by selling lower yielding holdings at losses and using the proceeds to buy newer bonds with better income characteristics. Although such a strategy can lead to more subdued performance in the short term, we are hopeful that it can lead to better long-term results. A second benefit of these sales was that we were able to generate tax losses that in the future we can apply against capital gains.

When making new investments, we regularly prioritize higher yielding, lower rated bonds. During this reporting period, however, our ability to execute this strategy was limited, given constrained supply of bonds rated below investment grade coupled with good market demand for these securities. In addition, as credit spreads have tightened, bond dealers have increasingly been coming to market with less attractive terms for investors. We are not willing to compromise our credit standards, so when purchasing new bonds, we found ourselves somewhat more active than usual in higher credit tiers. During the reporting period, new purchases generally consisted of bonds with effective durations of 10 years or longer. We primarily funded these purchases through the proceeds of bond calls or maturities, as well as new shareholder inflows.

Nuveen Inflation Protected Municipal Bond Fund

The Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays 1–10 Year Municipal Bond Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average for the six-month reporting period ended September 30, 2018.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps. The swaps are designed to hedge the Fund against changes in realized inflation and changes in inflation expectations, which can influence municipal bond prices. For the reporting period, the Fund’s municipal bond portfolio modestly underperformed the benchmark, while its inflation-protection component had a positive impact on relative performance.

Duration and yield curve positioning negatively influenced the Fund’s municipal bond portfolio. In the short and intermediate portions of the yield curve, where the Fund’s investments are focused, longer-duration (more interest rate sensitive) securities generally underperformed shorter duration securities. Accordingly, our relative overweightings among several longer duration yield curve segments detracted, as did relative underweightings of several segments on the short end of the yield curve.

Meanwhile, credit quality positioning modestly lifted the Fund’s result. In particular, our significant underweighting in the market’s AAA tier (the highest rating category) added value in light of that segment’s relative underperformance.

Sector allocation also had a small positive impact, especially an underweighting in the lagging pre-refunded bond category. Mostly counterbalancing this impact, however, was our significant underweighting in state general obligation bonds because this category outperformed the index, our more limited exposure to it hampered results.

The Fund’s inflation-protection component had a meaningfully positive performance impact. Our inflation-linked swaps accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. The value of these securities increased during the reporting period, as investors’ inflation expectations rose.

New purchase activity for the municipal bond portfolio was restrained and primarily took place in the first half of the reporting period. Acquisitions included a couple of public utility bonds, one state general obligation issue, a dedicated-tax bond and a transportation issue. All of these purchases were at the longer duration end of our intermediate investment universe and focused on bonds with credit ratings in the A rated credit category.

In light of shareholder redemptions outpacing investment inflows, we were more often selling than buying bonds. When making sales, we sought to maintain the Fund’s existing duration, credit quality and sector positioning, as we found the portfolio generally well-structured coming into the reporting period. Accordingly, we sold bonds across multiple sectors and credit tiers to preserve the Fund’s allocations as best we could, and we believe we were generally successful in achieving this goal.

Another theme to our sales during the reporting period was to exchange bonds purchased in late 2017, when yields were relatively low, and use the sale proceeds to purchase comparably structured bonds. These transactions allowed us to simultaneously improve the Fund’s yield while generating tax losses we will be able to use to offset capital gains in the future.

The Fund’s exposure to inflation-linked swaps shrank modestly over the course of the reporting period, reflecting the net outflows experienced during the reporting period. The majority of these inflation-linked swaps continued to be classified as non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the swaps, if necessary.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Intermediate Index and the Lipper Intermediate Municipal Debt Funds Classification Average for the six-month reporting period ended September 30, 2018.

Duration (interest rate) and yield curve positioning added to the Fund’s performance relative to the benchmark. Because the Fund’s duration was lower than that of the index, rising rates had a less detrimental impact on our results. Meanwhile, the Fund’s yield curve

Portfolio Managers’ Comments (continued)

positioning was beneficial overall, primarily because of our overweighting in bonds with very short effective durations. During the reporting period, these bonds experienced the greatest increase in their yields, but still performed better than their more interest rate sensitive longer maturity or duration counterparts even though they experienced less interest rate increases.

Credit quality positioning was another positive contributor. As investors proved willing to take on added credit risk in exchange for higher income, lower rated bonds generally outperformed higher quality issues during the reporting period. Accordingly, our relative overweighting in bonds with credit ratings of A and lower proved helpful.

Sector positioning boosted overall results. On the positive side, a favorable allocation to tobacco settlement revenue bonds proved helpful, as these securities were strong performers. In addition, our allocation to state-backed debt contributed, driven the most by our holding in Illinois-issued bonds. Investors began to see reduced uncertainty about the state’s ongoing financial challenges. In contrast, our exposure to categories characterized by more higher rated credit detracted, given the relative outperformance of lower credit rating tiers. More specifically, our overweightings in pre-refunded and local general obligation bonds hampered results, given their relative underperformance. Exposure to the highly rated water/sewer and higher education bond categories also detracted from performance.

In terms of individual security selection, our allocation to bonds of FirstEnergy Solutions added particular value. These securities regained some of their losses from earlier reporting periods, as optimism grew about the company’s emergence from bankruptcy and the anticipated financial recoveries for bondholders. Other notably strong performers included bonds of the City of Chicago and the Chicago Board of Education, both of which benefited as investors became less pessimistic about issuers’ financial prospects.

As we received new investment inflows during the six-month reporting period, we were reasonably active in seeking new bond additions to the portfolio. Slightly shifting from our several years long preference for longer-term bonds, we more often favored shorter-term debt when making new purchases reflecting our view that monetary policy would push short-term rates higher and flatten the yield curve. Accordingly, the Fund’s duration drifted downward but did not change dramatically during the six months.

Our credit quality exposure also remained mostly stable. When appropriate, we continued to favor bonds rated lower investment grade, relying on Nuveen’s extensive credit research capabilities to invest in securities we believed offered a favorable risk/reward trade-off for our shareholders. One notable exception to this theme, however, was to add exposure to state housing program bonds. Such bonds tend to be higher in quality, with many rated AAA or AA (the two highest rating tiers in the municipal bond market). In our opinion, many of these securities were providing unusually attractive yields relative to their underlying credit quality, which encouraged us to add to our investments in this category.

Nuveen Limited Term Municipal Bond Fund

During the six-month reporting period ended September 30, 2018, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short-Intermediate Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

Relative to the S&P index, the Fund benefited from favorable duration (interest rate) and yield curve positioning. Because our duration was slightly less than that of the index, the Fund benefited in relative terms as interest rates rose. In addition, we were well situated on the yield curve. Specifically, our increased exposure to very short duration issues contributed, given the relative outperformance of these securities during the reporting period.

Credit and sector allocation further added value. With respect to credit positioning, our overweighting in lower credit tiers contributed to results, given investors’ willingness to take on added credit risk in exchange for income.

From a sector standpoint, we saw a particular benefit from our favorable exposure to tobacco settlement revenue and state-backed debt, both categories were lifted by the strength of lower rated issues during the reporting period. Tempering this outperformance, however, was exposure to the water/sewer and higher education sectors, whose generally higher quality nature made them a bit more out of favor this reporting period.

In terms of individual security selection, a handful of issues produced notable gains that helped lift our performance, led by tax-exempt bonds of utility company FirstEnergy. As investors became more confident in a resolution to this issuer’s financial challenges, the bonds rose significantly off recent lows. Other strong performing individual holdings included bonds of the City of Chicago and Chicago Board of Education, as well as Brightline, a privately funded commuter rail project in South Florida that is now up and running after long delays and initial financial losses.

When making new purchases for the Fund, we favored bonds at the shorter end of our limited-term universe, reflecting our desire to keep the Fund’s duration from becoming overly long in a rising-rate environment. We also were successful at keeping the Fund’s credit positioning generally stable, maintaining an emphasis on lower rated bonds that we believed were providing a good trade-off between yield and credit risk. During the reporting period, the Fund’s allocation to the single B rating credit category modestly declined, mostly reflecting the refunding of some of our tobacco bonds, while our allocation to the AA and A credit rating increased a bit.

Meanwhile, we added to the Fund’s health care exposure, taking advantage of opportunities to add various hospital bonds, including a number of shorter-maturity issues that met our criteria. We also pursued investments in the utility sector, specifically among private or investor-owned utilities, such as bonds of Rochester (New York) Gas & Electric and The United Illuminating Company (New Hampshire). Other notable purchases during the reporting period included transportation issues, particularly in the airport area, where we saw some good shorter-term investment opportunities. Funds for these and our other purchases came primarily from new investment inflows, as well as bond maturities.

Nuveen Short Term Municipal Bond Fund

The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed both the S&P Municipal Bond Short Index and the Lipper Short Municipal Debt Funds Classification Average for the six-month reporting period ended September 30, 2018.

Yield curve positioning was a neutral performance factor. Given the flattening action in the short part of the curve, returns tended to be somewhat uniform by maturity across the short end of the curve. The greater income component on longer bonds in this part of the curve tended to counter-balance their slightly greater price declines.

Credit quality allocation lifted relative performance. In an environment in which lower rated bonds generally outperformed higher rated bonds, our overweightings in lower rated investment grade debt added value, as did our exposure to bonds rated below investment grade (BBB and lower). Overall, incremental yield from the Fund relative to the Index was a positive performance factor.

Meanwhile, sector positioning had a minimally positive effect on our relative performance. We saw modest benefit from our allocation to the corporate-backed industrial development revenue (IDR) and tobacco bond sectors. Within the IDR area, one top performer was our small exposure to the bonds of utility company FirstEnergy Solutions. During the reporting period, these bonds regained some of their previously lost value, as the issuer made progress in managing its financial challenges.

The Fund’s lack of exposure to bonds of Puerto Rico, which make up a small portion of the S&P index, modestly hurt performance relative to the benchmark. Debt of this U.S. territory rose in value during the reporting period, as Puerto Rico appeared to move closer to a restructuring of its debt. However, modest overweightings in states that have recently experienced financial difficulty, such as Illinois and New Jersey, contributed to results, as their generally higher yielding bonds outperformed the index.

When making new purchases for the Fund this reporting period, we were comfortable moving the Fund’s duration (interest rate sensitivity) slightly higher and thus tended to emphasize bonds at the longer end of our short duration investment universe. As rates rose, our focus on adding suitable bonds from the three to five-year portion of the yield curve fulfilled our goal of capturing additional income for the Fund. Many of our new bond acquisitions were securities with a credit rating of A and sometimes lower. Many of our purchases involved bonds offering a meaningful yield advantage over generic high grade issues.

New purchases during the reporting period included bonds of State of Ohio (University Health System), Kentucky Public Energy Gas Supply for British Petroleum, New Jersey Tobacco, and a handful of bonds subject to the alternative minimum tax that, in our opinion, provided sufficient value to offset the potential additional tax liability.

Portfolio Managers’ Comments (continued)

To finance our purchases, we mainly used the proceeds of maturing bonds. We also periodically engaged in tax-loss swaps, which entailed selling bonds at a loss and simultaneously purchasing comparably structured newer bonds offering better yields. With this strategy we were able to both realize tax losses that can be applied against capital gains in the future and supplement the Fund’s income earning power.

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy Solutions holdings, shareholders should note that the Nuveen All American Municipal al Bond Fund had 0.54% exposure, Nuveen Intermediate Duration Municipal Bond Fund had 1.30% exposure, Nuveen Limited Term Municipal Bond Fund had 1.20% exposure and the Nuveen Short Term Municipal Bond Fund had 0.08% exposure, which was a mix of unsecured and secured holdings. The Nuveen Inflation Protected Municipal Bond Fund had no exposure to FirstEnergy.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.69%	0.92%	4.94%	6.08%
Class A Shares at maximum Offering Price	(3.53)%	(3.32)%	4.05%	5.62%
S&P Municipal Bond Index	0.77%	0.48%	3.65%	4.82%
Lipper General & Insured Municipal Debt Funds Classification Average	0.68%	0.54%	3.68%	4.63%

Class C2 Shares	0.49%	0.43%	4.37%	5.51%
Class I Shares	0.79%	1.12%	5.15%	6.28%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.29%	0.13%	3.71%
Class R6 Shares	0.88%	1.21%	1.13%

Since inception returns for Class C Shares and Class R6 Shares are from 2/10/14 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.72%	1.52%	1.27%	0.48%	0.52%

Effective Leverage Ratio as of September 30, 2018

Effective Leverage Ratio	3.33%

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	0.90%	1.33%	2.59%	3.30%
Class A Shares at maximum Offering Price	(2.12)%	(1.71)%	1.96%	2.88%
Bloomberg Barclays 1-10 Year Municipal Bond Index	0.74%	(0.19)%	2.15%	2.69%
Lipper Intermediate Municipal Debt Funds Classification Average	0.63%	(0.10)%	2.52%	3.12%

Class C2 Shares	0.62%	0.76%	2.01%	2.73%
Class I Shares	1.01%	1.53%	2.80%	3.51%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.51%	0.44%	1.51%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.94%	1.74%	1.49%	0.74%
Net Expense Ratios	0.76%	1.56%	1.31%	0.56%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after July 31, 2020) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.39%	0.92%	3.21%	4.08%
Class A Shares at maximum Offering Price	(1.64)%	(2.15)%	2.57%	3.77%
S&P Municipal Bond Intermediate Index	0.80%	(0.19)%	3.02%	4.51%
Lipper Intermediate Municipal Debt Funds Classification Average	0.63%	(0.10)%	2.52%	3.72%

Class C2 Shares	1.01%	0.39%	2.65%	3.51%
Class I Shares	1.38%	1.11%	3.40%	4.28%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.88%	0.13%	2.11%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.68%	1.48%	1.23%	0.48%

Effective Leverage Ratio as of September 30, 2018

Effective Leverage Ratio	0.21%

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.20%	0.47%	1.60%	2.74%
Class A Shares at maximum Offering Price	(1.35)%	(2.02)%	1.09%	2.47%
S&P Municipal Bond Short-Intermediate Index	0.71%	(0.23)%	1.67%	2.95%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	0.86%	0.11%	1.40%	2.48%

Class C2 Shares	1.10%	0.18%	1.25%	2.38%
Class I Shares	1.29%	0.64%	1.81%	2.94%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.88%	(0.35)%	0.65%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.62%	1.42%	0.97%	0.42%

Effective Leverage Ratio as of September 30, 2018

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.41%	0.04%	0.70%	1.87%
Class A Shares at maximum Offering Price	(2.14)%	(2.48)%	0.19%	1.61%
S&P Municipal Bond Short Index	0.61%	0.26%	0.94%	1.82%
Lipper Short Municipal Debt Funds Classification Average	0.54%	0.27%	0.78%	1.37%

Class I Shares	0.51%	0.23%	0.90%	2.06%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.01%	(0.74)%	N/A	(0.08)%
Class C2 Shares	0.23%	(0.32)%	0.34%	0.62%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.72%	1.52%	1.07%	0.51%

Effective Leverage Ratio as of September 30, 2018

Effective Leverage Ratio	0.00%

THIS PAGE INTENTIONALLY LEFT BLANK

Yields     as of September 30, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.40%	2.76%	2.97%	3.75%	3.75%
SEC 30-Day Yield	2.70%	2.03%	2.26%	3.05%	3.02%
Taxable-Equivalent Yield (24.0%)[2]	3.55%	2.67%	2.97%	4.01%	3.97%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.97%	1.24%	1.47%	2.25%
SEC 30-Day Yield-Subsidized	2.10%	1.37%	1.62%	2.34%
SEC 30-Day Yield-Unsubsidized	1.96%	1.22%	1.47%	2.22%
Taxable-Equivalent Yield-Subsidized (24.0%)[2]	2.76%	1.80%	2.13%	3.08%
Taxable-Equivalent Yield-Unsubsidized (24.0%)[2]	2.58%	1.61%	1.93%	2.92%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.70%	1.98%	2.25%	2.97%
SEC 30-Day Yield-Subsidized	2.24%	1.51%	1.76%	2.51%
SEC 30-Day Yield-Unsubsidized	2.24%	1.51%	1.76%	2.51%
Taxable-Equivalent Yield-Subsidized (24.0%)[2]	2.95%	1.99%	2.32%	3.30%
Taxable-Equivalent Yield-Unsubsidized (24.0%)[2]	2.95%	1.99%	2.32%	3.30%

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.83%	1.05%	1.49%	2.05%
SEC 30-Day Yield	1.80%	1.05%	1.50%	2.05%
Taxable-Equivalent Yield (24.0%)[2]	2.37%	1.38%	1.97%	2.70%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.23%	0.48%	0.90%	1.50%
SEC 30-Day Yield	1.53%	0.78%	1.22%	1.77%
Taxable-Equivalent Yield (24.0%)[2]	2.01%	1.03%	1.61%	2.33%

1

The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Holding

Summaries     as of September 30, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.5%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	9.7%
AAA	6.2%
AA	24.4%
A	23.5%
BBB	18.8%
BB or Lower	7.6%
N/R (not rated)	9.8%
Total	100%

Portfolio Composition

(% of total investments)

Health Care	16.6%
Transportation	16.2%
Tax Obligation/Limited	14.5%
Tax Obligation/General	10.4%
Utilities	10.1%
U.S. Guaranteed	8.9%
Education and Civic Organizations	7.5%
Water and Sewer	5.1%
Other	10.7%
Total	100%

States and Territories

(% of total municipal bonds)

California	14.3%
New York	13.8%
Illinois	10.3%
Texas	7.0%
Florida	5.4%
Colorado	4.1%
Wisconsin	3.6%
Pennsylvania	3.2%
Washington	2.9%
Ohio	2.5%
Indiana	2.0%
Virginia	1.9%
Arizona	1.7%
Maryland	1.7%
Nevada	1.7%
Tennessee	1.6%
Kentucky	1.6%
Missouri	1.6%
Other	19.1%
Total	100%

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.7%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Bond Credit Quality

(% of total investments)

U.S. Guaranteed	1.9%
AAA	3.7%
AA	46.8%
A	30.1%
BBB	11.2%
BB or Lower	0.9%
N/R (not rated)	5.4%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.2%
Transportation	16.8%
Tax Obligation/General	13.9%
Utilities	12.3%
Water and Sewer	10.8%
Health Care	10.7%
Other	10.3%
Total	100%

States and Territories

(% of total municipal bonds)

California	16.3%
Colorado	10.3%
Texas	6.0%
North Carolina	5.9%
New York	5.1%
Illinois	4.4%
Maryland	3.9%
Ohio	3.8%
Georgia	3.7%
Washington	3.6%
Florida	3.0%
Nevada	2.9%
Pennsylvania	2.8%
Arkansas	2.4%
Louisiana	2.4%
Nebraska	1.7%
Tennessee	1.6%
Indiana	1.6%
Other	18.6%
Total	100%

Holding Summaries as of September 30, 2018 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.0%
Investment Companies	0.1%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	2.1%
Other Assets Less Liabilities	1.1%
Net Assets Plus Borrowings	100.3%
Borrowings	(0.3)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	8.4%
AAA	3.8%
AA	26.3%
A	33.8%
BBB	15.2%
BB or Lower	6.2%
N/R (not rated)	6.2%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	18.7%
Transportation	15.2%
Tax Obligation/General	13.8%
Health Care	13.7%
Utilities	12.2%
U.S. Guaranteed	8.1%
Other	18.3%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.5%
Florida	7.2%
California	6.2%
Pennsylvania	5.6%
New Jersey	5.6%
Texas	5.5%
New York	4.8%
Ohio	4.4%
Indiana	3.4%
Wisconsin	3.1%
Colorado	2.9%
Arizona	2.6%
Louisiana	2.5%
Alabama	2.0%
Oklahoma	1.9%
Nevada	1.8%
Kentucky	1.8%
Tennessee	1.7%
Michigan	1.7%
Virginia	1.6%
Iowa	1.5%
Other	18.7%
Total	100%

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.6%
Investment Companies	0.2%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	1.3%
Net Assets Plus Borrowings	100.4%
Borrowings	(0.4)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	3.0%
AAA	6.1%
AA	28.7%
A	39.9%
BBB	12.2%
BB or Lower	4.8%
N/R (not rated)	5.1%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition

(% of total investments)

Utilities	21.9%
Tax Obligation/Limited	17.3%
Tax Obligation/General	15.3%
Health Care	14.7%
Transportation	9.5%
Education and Civic Organizations	4.3%
Other	17.0%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	12.4%
Pennsylvania	6.8%
Ohio	6.0%
New Jersey	5.5%
Louisiana	5.4%
New York	5.3%
Texas	4.9%
Florida	4.9%
Indiana	4.0%
Connecticut	3.3%
Kentucky	3.1%
Oklahoma	2.8%
Washington	2.8%
California	2.6%
Alabama	2.3%
Michigan	2.0%
New Mexico	1.9%
Arizona	1.7%
Virginia	1.7%
Colorado	1.7%
Other	18.9%
Total	100%

Holding Summaries as of September 30, 2018 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.5%
Investment Companies	0.0%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	1.7%
AAA	6.3%
AA	36.9%
A	35.0%
BBB	9.9%
BB or Lower	3.4%
N/R (not rated)	6.7%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition

(% of total investments)

Health Care	17.6%
Transportation	15.8%
Tax Obligation/Limited	14.5%
Tax Obligation/General	13.7%
Utilities	12.9%
Education and Civic Organizations	9.4%
Other	16.1%
Total	100%

States and Territories

(% of total municipal bonds)

Texas	13.1%
Minnesota	8.7%
New Jersey	8.7%
Colorado	6.8%
New York	5.9%
Illinois	4.7%
California	3.8%
Alabama	3.3%
Kentucky	3.2%
Arizona	3.2%
Pennsylvania	2.9%
Wisconsin	2.8%
Missouri	2.1%
Nevada	2.1%
Ohio	2.0%
Georgia	2.0%
Louisiana	2.0%
Indiana	1.9%
New Mexico	1.7%
Other	19.1%
Total	100%

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2018.

The beginning of the period is April 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.90	$1,002.90	$1,004.90	$1,008.80	$1,007.90
Expenses Incurred During Period	$3.47	$7.43	$6.23	$2.27	$2.42
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.61	$1,017.65	$1,018.85	$1,022.81	$1,022.61
Expenses Incurred During Period	$3.50	$7.49	$6.28	$2.28	$2.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.48%, 1.24%, 0.45%, 0.49% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.00	$1,005.10	$1,006.20	$1,010.10
Expenses Incurred During Period	$3.83	$7.84	$6.59	$2.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.26	$1,017.25	$1,018.50	$1,022.26
Expenses Incurred During Period	$3.85	$7.89	$6.63	$2.84

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.90	$1,008.80	$1,010.10	$1,013.80
Expenses Incurred During Period	$3.43	$7.45	$6.15	2.42
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.66	$1,017.65	$1,018.95	$1,022.66
Expenses Incurred During Period	$3.45	$7.49	$6.17	$2.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.22%, and 0.48% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.00	$1,008.80	$1,011.00	$1,012.90
Expenses Incurred During Period	$3.18	$7.20	$4.89	$2.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.91	$1,017.90	$1,020.21	$1,022.91
Expenses Incurred During Period	$3.19	$7.23	$4.91	$2.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.63%, 1.43%, 0.97% and 0.43% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.10	$1,000.10	$1,002.30	$1,005.10
Expenses Incurred During Period	$3.57	$7.57	$5.32	$2.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.51	$1,017.50	$1,019.75	$1,022.51
Expenses Incurred During Period	$3.60	$7.64	$5.37	$2.59

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.51%, 1.06%, and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen All-American Municipal Bond Fund

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.5%

	MUNICIPAL BONDS – 99.5%%

	Alabama – 1.1%

$4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	$4,502,191

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	16,571,567

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	516,395

12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory put 4/01/24)	1/24 at 100.00	A3	12,920,201

7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory put 6/01/24)	3/24 at 100.28	A3	8,402,057
39,175	Total Alabama			42,912,411

	Alaska – 0.2%

3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA–	4,478,662

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	11/18 at 100.00	B3	2,000,200
5,855	Total Alaska			6,478,862

	Arizona – 1.7%

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 (Pre-refunded 3/01/19) – AGC Insured	3/19 at 100.00	AA (4)	202,572

3,045	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory put 8/14/23) (Alternative Minimum Tax)	No Opt. Call	A+	3,031,176

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	513,390

2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	2,859,300

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	266,384

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	4,203,520

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured (5)	No Opt. Call	AA	2,046,561
6,000	5.500%, 7/01/39 – FGIC Insured (5)	No Opt. Call	AA	7,717,620

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$610	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	$625,329

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,113,880

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
2,205	6.000%, 7/01/33	7/20 at 102.00	BB–	2,154,065
2,325	6.000%, 7/01/43	7/20 at 102.00	BB–	2,182,106
195	6.000%, 7/01/48	7/20 at 102.00	BB–	180,972

440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB–	426,712

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	374,236

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (4)	846,854

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	4,018,999

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	BBB+	1,164,360
13,155	5.000%, 12/01/32	No Opt. Call	BBB+	15,263,352
7,675	5.000%, 12/01/37	No Opt. Call	BBB+	8,908,756

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	12/18 at 100.00	A2	1,002,190

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,774,175
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,146,496
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,169,773

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,101,850

773	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	12/18 at 100.00	N/R	741,678
59,218	Total Arizona			66,036,306

	Arkansas – 0.0%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30, 144A (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	530,095
1,020	6.000%, 6/01/40, 144A (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	1,085,545
1,520	Total Arkansas			1,615,640

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 14.2%

	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Windemere Ranch Infrastructure Financing Program, Refunding Subordinate Series 2017A:
$1,095	5.000%, 9/02/29 – AGM Insured	9/27 at 100.00	AA	$1,271,711
1,000	5.000%, 9/02/30 – AGM Insured	9/27 at 100.00	AA	1,161,380

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	15,921,388
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,702,609
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,584,698

50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	47,225

2,350	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa (4)	2,259,313

2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,189,220

10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA–	11,270,300

4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	5,178,984

1,670	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,843,446

3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,305,525

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,605,910
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,266,794

19,730	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Green Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	AA–	23,982,604

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	5,273,808

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	534,519

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,394,148

2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	2,498,153

13,110	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2010E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	BBB	12,422,643

1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,542,347

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,255	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB (4)	$3,489,783

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	542,436
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,339,610

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	8,388,764
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	7,970,409

5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,415,600

	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
9,000	5.000%, 12/31/43 (Alternative Minimum Tax)	6/28 at 100.00	N/R	9,841,500
20,900	5.000%, 12/31/47 (Alternative Minimum Tax)	6/28 at 100.00	N/R	22,783,090

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,091,510
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,149,377

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A–	1,911,735
8,875	5.000%, 2/01/47	2/27 at 100.00	A–	9,662,035

1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB–	1,177,286

	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2017H:
2,500	5.000%, 4/01/33	4/27 at 100.00	A+	2,894,925
2,550	5.000%, 4/01/34	4/27 at 100.00	A+	2,940,354

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,067,590

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa (4)	1,056,330

7,500	California State, General Obligation Bonds, Refunding Various Purpose Series 2018, 5.000%, 8/01/26	No Opt. Call	AA–	8,890,125

700	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 15.374%, 3/01/40 – AGM Insured, 144A (IF) (6)	3/20 at 100.00	AA	834,694

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,463,490

12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	AA–	13,511,760

1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	1,074,390

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
$1,100	5.000%, 12/01/36, 144A	6/26 at 100.00	BB–	$1,187,758
1,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	1,452,415
26,380	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	28,123,982

5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory put 12/01/23)	No Opt. Call	A1	5,765,200

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,791,171

600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A–	656,430

2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,221,552

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,396,120
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,015,925

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.750%, 7/01/30	12/18 at 100.00	CC	699,221
5,300	5.750%, 7/01/35	12/18 at 100.00	CC	4,487,775
2,000	5.500%, 7/01/39	12/18 at 100.00	CC	1,692,440

4,955	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014A, 5.000%, 8/01/44	8/22 at 102.00	AA–	5,442,968

2,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2004 Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	1,611,160

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	457,564

6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,654,283

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	531,619

2,100	Fontana Redevelopment Agency Successor Agency, San Bernardino County, California, Tax Allocation Bonds, Refunding Series 2017A, 5.000%, 10/01/32	10/27 at 100.00	AA	2,459,730

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A–	929,487
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	5,221,500

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	3/19 at 100.00	A	1,402,756

6,285	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	6,438,731

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	$1,046,990

1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,746,083

2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	2,980,148

	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,808,960
1,400	5.000%, 5/15/37 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,576,120
1,410	5.000%, 5/15/40 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,576,154

15,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA	17,082,000

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,668,391
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	2,886,500

7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	8,559,975

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	1,029,300

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	2,928,825

500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	566,460

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)	3/20 at 100.00	AA– (4)	3,155,310

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,043,370

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,075,880

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,912,216
2,500	6.500%, 11/01/39	No Opt. Call	A	3,428,250

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	15,001,525

	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,352,038
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,156,200

	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	594,735
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	588,045

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$950	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	12/18 at 100.00	CCC+	$939,313

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	3/19 at 100.00	N/R	1,754,738

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	3,155,820

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,836,266

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,351,256

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	2,138,840

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (5)	8/36 at 100.00	AA	14,444,100

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)	6/20 at 100.00	A– (4)	4,297,800

715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	777,005

	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
4,305	5.000%, 7/01/37 (Alternative Minimum Tax)	7/28 at 100.00	A+	4,853,156
6,000	5.000%, 7/01/38 (Alternative Minimum Tax)	7/28 at 100.00	A+	6,753,360
5,000	5.000%, 7/01/39 (Alternative Minimum Tax)	7/28 at 100.00	A+	5,623,400

875	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/19 at 100.00	N/R	884,485

	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
8,000	5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	A	8,827,280
2,500	5.000%, 7/01/47	7/27 at 100.00	A	2,800,325
3,615	5.000%, 7/01/47 (Alternative Minimum Tax)	7/27 at 100.00	A	3,974,584

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,084,146
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,008,047

12,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (Alternative Minimum Tax)	5/26 at 100.00	A+	13,450,296

12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (Alternative Minimum Tax)	5/27 at 100.00	A+	14,008,751

1,920	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	1,978,982

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	$696,505

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,446,061

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A–	10,534,345

2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A	2,174,220

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	491,977

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (4)	2,441,358

275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	276,848

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+ (4)	566,800

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	11/18 at 100.00	B+	4,771,707

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA (4)	975,126

3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB+	3,833,270

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	207,271

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (5)	8/26 at 100.00	AA	5,513,000

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 (Pre-refunded 8/01/19) – AGM Insured	8/19 at 100.00	AA (4)	1,542,690

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,004,973
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,046,416
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,072,616

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,540,881
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,298,725
512,125	Total California			543,533,519

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 4.1%

	Arkansas River Power Authority, Colorado, Power Supply System Revenue Bonds, Refunding Series 2018A:
$5,000	5.000%, 10/01/38	10/28 at 100.00	BBB	$5,469,050
5,000	5.000%, 10/01/43	10/28 at 100.00	BBB	5,434,450

1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,524,782

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	12/18 at 100.00	BB+	2,068,325

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	3,443,134

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	AA–	1,028,526

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	AA–	2,519,350

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	3,066,120

6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory put 11/20/25)	No Opt. Call	AA	7,539,732

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,570,755

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	12,719,880

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	786,828

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	A–	6,515,314

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,039,750

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,112,980

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,193,159

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39	12/22 at 100.00	N/R	1,034,590

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,038,730

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	AA–	$1,831,949

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A+	5,490,200

19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Improvement Series 2018A, 5.000%, 8/01/48	8/26 at 100.00	AA	21,642,465

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	567,676
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	3,892,280
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,333,428
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	624,704
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	327,912

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	9,808,577

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	13,477
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	253,724
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	11,813
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	14,094

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	7,322,853

1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,311,635

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,045,143

1,850	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,901,929

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,381,667

735	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	765,539

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,649,104

9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	8,733,189

2,025	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	2,127,323

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	N/R	672,725

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	4,332,250

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
$2,170	6.250%, 11/15/28	No Opt. Call	A+	$2,670,576
3,580	6.500%, 11/15/38	No Opt. Call	A+	4,814,742

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,054,305
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,438,031

575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa2	613,266

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	834,487
152,670	Total Colorado			157,586,518

	Connecticut – 0.5%

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	N/R	883,143

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	1,094,710

11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA–	12,123,540

1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	AA	1,818,966

1,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,583,865

546	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (4)	579,748

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,013,948
18,381	Total Connecticut			20,097,920

	Delaware – 0.1%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,042,900

1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB+	986,650

600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation – Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BBB–	625,218
2,600	Total Delaware			2,654,768

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.9%

$15,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior Lien Green Series 2018A, 5.000%, 10/01/49	4/28 at 100.00	AAA	$17,012,250

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (Alternative Minimum Tax)	10/28 at 100.00	AA–	9,672,147
3,000	5.000%, 10/01/34 (Alternative Minimum Tax)	10/28 at 100.00	AA–	3,412,110
3,000	5.000%, 10/01/35 (Alternative Minimum Tax)	10/28 at 100.00	AA–	3,398,490
29,470	Total District of Columbia			33,494,997

	Florida – 5.3%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	330,813
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,469,257

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,295,800

465	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	12/18 at 100.00	N/R	464,958

855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A2 (4)	876,734

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 (Pre-refunded 10/01/21) – AGM Insured	10/21 at 100.00	AA (4)	6,511,980

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/04/40	7/25 at 100.00	A–	1,509,360
1,380	5.000%, 7/04/50	7/25 at 100.00	A–	1,405,199

7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	7,172,607

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA	4,800,715

1,125	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,240,402

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	1,038,240

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,001,340

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,057,927

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,044,460

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
890	5.500%, 6/15/22, 144A	No Opt. Call	N/R	922,734
500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	520,150
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,137,136

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	$2,265,740

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,548,735

1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,618,026

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	462,051
550	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	568,051

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,274,028

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,318,368
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,088,330
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,245,310

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/19 at 100.00	N/R	1,001,150

16,220	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	16,915,676

840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	840,487

3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	AA–	3,381,996

750	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	12/18 at 100.00	BBB–	750,172

775	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	12/18 at 100.00	BB	775,504

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	896,376
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,359,091

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A–	7,183,894

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	BBB+	905,638
9,500	4.200%, 12/15/25, 144A (Alternative Minimum Tax)	6/20 at 100.00	BBB+	9,666,915

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	A–	$2,120,380

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,006,144

7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA–	7,970,594

860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	953,086

335	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	354,725

1,250	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (4)	1,329,912

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	13,258,526

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (Pre-refunded 6/01/19) (UB) (6)	6/19 at 100.00	AA (4)	1,065,688

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	23,887,150

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	569,096
625	5.000%, 6/01/32	6/21 at 100.00	A–	649,263
750	5.000%, 6/01/36	6/21 at 100.00	A–	775,830
875	5.125%, 6/01/42	6/21 at 100.00	A–	903,394

95	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	12/18 at 100.00	N/R (4)	96,015

5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A–	5,612,092

1,006	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	972,369

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA–	5,702,450
3,655	5.000%, 8/15/47	8/27 at 100.00	AA–	4,043,344

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	543,385

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	37,833

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	280,769

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	$170,530

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (7)	5/19 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (7)	12/18 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40	5/19 at 100.00	N/R	14,467

95	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	12/18 at 100.00	N/R	82,985

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (7)	12/18 at 82.74	N/R	346,451

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (7)	12/18 at 68.07	N/R	176,923

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	12/18 at 100.00	N/R	3

2,225	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	12/18 at 100.00	N/R	2,227,002

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	259,105

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,539,555

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A3	2,611,931
3,000	5.000%, 10/15/47	10/27 at 100.00	A3	3,275,520

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,246,570

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	471,213
935	5.500%, 5/01/46	5/28 at 100.00	N/R	945,360
193,406	Total Florida			204,365,017

	Georgia – 1.1%

590	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	598,290

600	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	607,326

4,565	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	4,733,312

2,435	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	2,515,988

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	10,779,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	$1,203,070

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	1,083,380

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,039,901
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,177,890

5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	5,594,800

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,693,223

9,215	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A–	9,815,357

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 (Pre-refunded 6/15/19) – AGC Insured	6/19 at 100.00	AA (4)	1,021,090
39,055	Total Georgia			41,863,127

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,067,165

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,053,740

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (4)	1,066,496

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB+	1,800,962
5,635	Total Guam			5,988,363

	Hawaii – 0.3%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA–	1,653,525

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,043,900

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
900	8.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	959,067
1,250	9.000%, 11/15/44 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,346,187

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	AA–	4,959,868
9,195	Total Hawaii			9,962,547

	Idaho – 0.3%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	1,999,666
205	5.000%, 9/01/37	9/26 at 100.00	BB+	214,533

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2018A:
$2,435	5.000%, 3/01/36	9/28 at 100.00	A–	$2,697,761
2,250	5.000%, 3/01/37	9/28 at 100.00	A–	2,479,050

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,006,890
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	765,540

2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB–	2,105,260
10,950	Total Idaho			11,268,700

	Illinois – 10.3%

705	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	743,084

1,295	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	1,410,695

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,281,508
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,488,728

67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	78,625,626

590	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB–	592,378

1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB–	1,243,795

35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	40,641,238

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,216,802

1,550	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,534,531

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	3,386,605

900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	932,679

8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	9,925,612

920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	988,190

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,616,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
$590	5.000%, 1/01/34	1/19 at 100.00	BBB+	$592,567
1,815	5.000%, 1/01/40	1/19 at 100.00	BBB+	1,822,532

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	408,288
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	1,048,745

1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,027,350

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	8,006,150

1,635	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 1/01/22	1/20 at 100.00	BBB+	1,670,414

1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,375,678

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,426,698
935	5.000%, 1/01/25	No Opt. Call	BBB+	1,009,772
2,150	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,296,522
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	738,086
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,259,194

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,338,182

715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	758,701

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	4,646,282

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B+	2,101,200

	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA–	358,780
750	0.000%, 2/01/36	2/21 at 100.00	AA–	250,042

1,110	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,134,775

1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,477,476

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BB+	2,421,217

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	1,298,222

850	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	12/18 at 100.00	BBB–	852,040

1,290	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,349,030

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$710	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	$754,780

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,079,322

3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa2	3,896,130

10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	11,620,318

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24 (Pre-refunded 8/15/19)	8/19 at 100.00	AA+ (4)	2,058,020

510	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	533,608

1,635	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,736,223

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,448,013

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,595,970

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	26,234
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,016,939

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	987,847
3,000	6.500%, 7/01/34	12/18 at 100.00	A–	3,007,380

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa (4)	3,696,008

1,335	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa (4)	1,370,831

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	19,552

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (6)	5/19 at 100.00	Aaa (4)	1,709,689

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,189,300

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	9,376,830

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured	3/20 at 100.00	AA (4)	966,949

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,352,720

930	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	973,747

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$470	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	$494,139

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,615,800

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (6)	12/18 at 100.00	AA+	4,002,280

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	7,985,101

8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,319,760

5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/27	5/24 at 100.00	BBB	5,204,550

5,325	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/24	No Opt. Call	BBB	5,627,407

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	5,712,151
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,102,370
500	5.000%, 3/01/27	3/22 at 100.00	BBB	514,985

1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB	1,523,419

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AA–	5,300,300

3,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/19 at 100.00	N/R	2,914,050

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB–	901,136

1,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BB+	1,362,560

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BB+	5,658,930

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BB+	1,282,967

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,189,999

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	4,666,500

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	1,958,309

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	893,452

3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,169,107

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	$5,384,055

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,768,330
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	15,573,173

5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,055,400

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	8,243,394
370,671	Total Illinois			393,136,008

	Indiana – 2.0%

695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	717,115

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A+	3,328,824
5,215	5.250%, 10/15/20	No Opt. Call	A+	5,518,200

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B	1,408,750

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,519,154
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	4,999,704

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,776,186
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	6,173,415

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,042,990

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,188,760

9,215	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	A–	9,719,337

8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	8,835,280

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
685	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	691,268
2,815	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	2,840,391

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa3	1,606,469
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa3	1,466,206
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa3	1,626,472

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
$365	5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	$401,723
9,185	7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	10,660,662

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	5,810,950
71,570	Total Indiana			76,331,856

	Iowa – 0.5%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,394,187

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 (Pre-refunded 8/15/19) – AGC Insured	8/19 at 100.00	A1 (4)	513,970

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
10	5.500%, 12/01/22	12/18 at 100.00	B	10,038
5,375	5.250%, 12/01/25	12/23 at 100.00	B	5,726,632

1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B	1,076,083

3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 103.00	B	4,109,571

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	AAA	1,031,360

1,810	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	1,870,671

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	12/18 at 100.00	B	2,066,759
17,950	Total Iowa			18,799,271

	Kansas – 0.3%

	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,581,075
1,320	5.000%, 12/01/41	12/26 at 100.00	Baa2	1,375,585

4,440	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	4,602,016

100	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	103,672

1,585	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	12/18 at 100.00	BB+	1,587,298

870	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	893,281
9,815	Total Kansas			10,142,927

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.6%

$6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A	$6,576,085

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,648,350
2,480	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,637,257

2,630	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	2,887,109

5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	6,036,317

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,216,580
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	2,760,075
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,395,800

	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc., Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A–	6,415,400
2,785	4.000%, 10/01/35	10/26 at 100.00	A–	2,792,575

1,600	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (4)	1,626,480

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	5,366,950

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory put 4/01/24)	1/24 at 100.37	A3	13,385,078

1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002B, 2.550%, 11/01/27 (Mandatory put 5/03/21) (Alternative Minimum Tax)	No Opt. Call	N/R	1,632,139
57,615	Total Kentucky			61,376,195

	Louisiana – 1.0%

1,250	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.500%, 1/01/24 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,395,475

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,051,460

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (7)	No Opt. Call	N/R	1

26,705	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (Alternative Minimum Tax)	7/23 at 100.00	N/R	29,273,487

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,059,580

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,173,765

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	$1,132,478
34,100	Total Louisiana			37,086,246

	Maine – 0.4%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,144,280
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	11,100,468

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,732,183

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	498,709
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,080,930
15,515	Total Maine			16,556,570

	Maryland – 0.8%

9,445	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2015, 5.000%, 6/01/22	No Opt. Call	AAA	10,402,251

14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (6)	2/25 at 100.00	A	15,483,794

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/19 at 100.00	BB+	1,007,030

2,470	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/29	5/28 at 100.00	AA	2,896,594
27,265	Total Maryland			29,789,669

	Massachusetts – 1.7%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	12/18 at 100.00	N/R	4,355,742

	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,301,652
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,005,169

10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,111,946

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,121,692

	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1:
2,520	5.000%, 7/01/33	1/28 at 100.00	AA–	2,902,284
3,300	5.000%, 7/01/34	1/28 at 100.00	AA–	3,786,288

	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
3,490	5.000%, 6/01/43	6/28 at 100.00	AA–	3,949,563
4,710	5.000%, 6/01/48	6/28 at 100.00	AA–	5,309,536

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 10.440%, 7/01/34, 144A (Pre-refunded 7/01/19) (IF)	7/19 at 100.00	AA– (4)	$7,126,685

1,525	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	Baa2	1,557,269

3,025	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	3,111,575

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/18 at 100.00	N/R	1,274,679
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/19 at 100.00	N/R	713,048

3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,307,117

5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	5,649,550

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2186, 10.573%, 8/01/38, 144A (IF) (6)	8/19 at 100.00	AAA	2,489,414
60,125	Total Massachusetts			65,073,209

	Michigan – 1.0%

6,850	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	6,039,850

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (4)	839,064

10,115	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	11,069,755

395	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	12/18 at 100.00	BBB–	395,383

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
295	6.000%, 10/01/21	No Opt. Call	B	289,318
500	7.000%, 10/01/31	10/21 at 100.00	B	476,285
1,000	7.000%, 10/01/36	10/21 at 100.00	B	922,410

2,485	Michigan Finance Authority, Senior lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	2,774,627

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,606,296

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	12/18 at 100.00	BBB	1,251,287

1,220	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	12/18 at 100.00	N/R	1,208,300

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
$750	5.375%, 10/15/41	10/21 at 100.00	Aa2	$809,460
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,164,000

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	519,895
1,480	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,540,932

5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	5,400,100
36,190	Total Michigan			37,306,962

	Minnesota – 1.4%

310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	285,101

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	151,620
270	5.000%, 7/01/47	7/24 at 102.00	N/R	269,163

4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	4,122,090

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	256,865
675	5.250%, 1/01/46	1/23 at 100.00	N/R	692,226

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,563,506
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,254,663

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40 (Pre-refunded 11/01/18)	11/18 at 102.00	BB+ (4)	1,020,800

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/20 at 100.00	N/R	1,020,860

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,605,617

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,016,410
3,000	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,017,310

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,051,780

2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,480,715

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	478,400

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (Alternative Minimum Tax)	10/22 at 100.00	BBB–	$15,606,029

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	2,903,475
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	2,215,533
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	569,861
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	272,927

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,312,822

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,121,025
53,000	Total Minnesota			53,288,798

	Mississippi – 0.1%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,535,200

	Missouri – 1.6%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,786,551

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,523,821

8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,013,271

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,325,625

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 10.518%, 11/15/39, 144A (Pre-refunded 11/15/19) (IF)	11/19 at 100.00	AA+ (4)	4,902,594

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,505,870

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	15,608,266

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,005,750
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	4,011,210
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,414,875
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,643,150
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,971,620
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	941,700

1,290	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	2/19 at 100.00	N/R	1,270,263

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,392	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	3/19 at 100.00	N/R	$806,748
73,577	Total Missouri			59,731,314

	Montana – 0.4%

2,505	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,752,494

1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,037,359

9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48 (WI/DD, Settling 10/01/18)	8/28 at 100.00	AA–	10,143,430
13,545	Total Montana			14,933,283

	Nebraska – 1.1%

3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	BBB+	3,527,579

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,325,520

1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	1,883,098

2,500	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A, 5.000%, 2/01/35	12/27 at 100.00	AA	2,893,575

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2016A:
18,465	5.000%, 2/01/46 (UB) (6)	2/26 at 100.00	A+	20,153,994
10,000	5.000%, 2/01/49 (UB) (6)	2/26 at 100.00	A+	10,901,200
39,780	Total Nebraska			43,684,966

	Nevada – 1.7%

	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
265	5.000%, 9/01/29	9/27 at 100.00	BBB+	298,014
750	5.000%, 9/01/30	9/27 at 100.00	BBB+	840,368
730	5.000%, 9/01/32	9/27 at 100.00	BBB+	812,614
1,965	5.000%, 9/01/42	9/27 at 100.00	BBB+	2,132,536
1,150	5.000%, 9/01/47	9/27 at 100.00	BBB+	1,243,541

5,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Building Series 2017A, 5.000%, 6/15/30	6/27 at 100.00	A+	5,686,850

13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	15,331,144

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,067,700

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,155,071
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,714,680

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
$2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	$2,076,880
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,562,205

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,662,025

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2016A, 5.000%, 6/01/46 (UB)	6/26 at 100.00	AA+	22,213,400

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
115	4.000%, 6/01/19	No Opt. Call	N/R	115,799
100	4.000%, 6/01/20	No Opt. Call	N/R	101,690
770	4.000%, 6/01/21	No Opt. Call	N/R	787,564
350	5.000%, 6/01/23	No Opt. Call	N/R	373,016
200	4.250%, 6/01/24	6/23 at 103.00	N/R	204,232

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,809,725

390	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	417,865

20	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	21,534
58,095	Total Nevada			63,628,453

	New Hampshire – 0.3%

8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (Alternative Minimum Tax)	7/23 at 100.00	B	8,184,869

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 11.410%, 6/01/39, 144A (Pre-refunded 6/01/19) (IF) (6)	6/19 at 100.00	AA+ (4)	3,525,410

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,117,640
725	5.000%, 8/01/36	2/28 at 100.00	A	801,770
13,200	Total New Hampshire			13,629,689

	New Jersey – 1.3%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,858,894

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,469,141

3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,166,807

9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A–	10,355,237

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/19 at 100.00	BB	$1,072,760
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB	1,782,726

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB	2,532,297

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa (4)	886,678

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	2,029,689

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	622,200

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,139,520

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,581,399

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 15.664%, 6/01/30, 144A (IF) (6)	6/19 at 100.00	AA	1,457,927

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,626,320
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,136,047

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,725,069

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (4)	1,043,960

1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	1,933,818

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,069,200

6,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	6,512,953
46,910	Total New Jersey			51,002,642

	New Mexico – 0.2%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	3,135,150

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa2	3,136,680

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$190	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	$190,000
6,260	Total New Mexico			6,461,830

	New York – 13.7%

11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	11,878,163

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	1,157,860
7,745	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	8,189,098

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB–	538,230
250	5.000%, 6/01/35	6/24 at 103.00	BBB–	269,548

1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,597,853

2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A–	2,748,725

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A:
1,175	5.000%, 7/01/30	7/27 at 100.00	Aa3	1,360,450
2,170	5.000%, 7/01/31	7/27 at 100.00	Aa3	2,501,641
2,400	5.000%, 7/01/32	7/27 at 100.00	Aa3	2,754,840

4,450	Dormitory Authority of the State of New York, New York State University Facilities Revenue Bonds, Series 2018A, 5.000%, 7/01/43 (WI/DD, Settling 10/11/18)	7/28 at 100.00	Aa3	5,023,249

8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	8,883,344

4,400	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	AA	4,953,432

	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A:
3,500	5.000%, 8/01/34	8/28 at 100.00	BBB	3,902,500
3,800	5.000%, 8/01/35	8/28 at 100.00	BBB	4,220,356

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	5,256,462

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	109,401
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	325,887

	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	577,245
175	5.000%, 7/01/32	7/27 at 100.00	A+	199,290

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	$5,060

10	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	AAA (4)	10,120

7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017A, 5.000%, 2/15/38	2/27 at 100.00	AAA	8,437,200

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2016-XF0525:
1,875	10.515%, 2/15/39, 144A (Pre-refunded 2/15/19) (IF)	2/19 at 100.00	N/R (4)	1,940,738
120	10.515%, 2/15/39, 144A (IF)	2/19 at 100.00	AAA	124,207
2,195	10.508%, 2/15/39, 144A (Pre-refunded 2/15/19) (IF)	2/19 at 100.00	N/R (4)	2,271,847
138	10.508%, 2/15/39, 144A (IF)	2/19 at 100.00	AAA	142,314

14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AAA	15,943,340

	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AAA	9,159,440
10,000	5.000%, 3/15/37	3/28 at 100.00	AAA	11,405,600

1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,259,718

6,975	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/32	2/27 at 100.00	Aa3	8,000,465

155	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	AA–	166,960

245	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	266,450

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
1,000	5.000%, 9/01/23	No Opt. Call	A–	1,121,300
500	5.000%, 9/01/25	No Opt. Call	A–	575,135

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,071,520

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA (4)	1,076,120
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A– (4)	2,130,718

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Capital Appreciation Series 2017C-2:
2,000	0.000%, 11/15/27	No Opt. Call	AA–	1,467,140
5,000	0.000%, 11/15/29	No Opt. Call	AA–	3,355,700

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA–	1,608,152
1,000	5.000%, 7/01/36	7/27 at 100.00	AA–	1,140,440
1,000	5.000%, 7/01/37	7/27 at 100.00	AA–	1,135,520

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A–	$7,687,667

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A–	259,473
300	5.000%, 7/01/24	No Opt. Call	A–	335,139
210	5.000%, 7/01/26	7/24 at 100.00	A–	232,947

	Nassau County, New York, General Obligation Bonds, Refunding General Improvement Series 2017C:
6,780	5.000%, 10/01/30	10/27 at 100.00	A+	7,773,202
2,220	5.000%, 10/01/31	10/27 at 100.00	A+	2,533,997

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (7)	12/18 at 100.00	N/R	1,800,000
1,000	5.875%, 10/01/46 (7)	10/37 at 100.00	N/R	605,000

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	729,429

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD:
5,000	5.250%, 6/15/47	12/26 at 100.00	AA+	5,703,150
1,000	5.000%, 6/15/47	12/26 at 100.00	AA+	1,118,200

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE:
5,000	5.000%, 6/15/36	6/27 at 100.00	AA+	5,682,800
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,654,350

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.306%, 6/15/39, 144A (IF)	6/19 at 100.00	AA+	1,078,680

5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	5,667,950

15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	16,702,112

10,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series C, 5.000%, 11/01/30	5/27 at 100.00	AAA	12,112,380

10,750	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43	2/27 at 100.00	AAA	11,988,185

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	13,624,680
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,178,166

	New York City, New York, General Obligation Bonds, Fiscal 2017 Series C:
10,000	5.000%, 8/01/27	2/27 at 100.00	AA	11,713,400
5,000	5.000%, 8/01/28	2/27 at 100.00	AA	5,832,300

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1:
$11,000	5.250%, 10/01/31	10/27 at 100.00	AA	$13,015,090
3,315	5.000%, 10/01/39	10/27 at 100.00	AA	3,742,370

7,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1, 5.000%, 4/01/39	4/28 at 100.00	AA	7,939,050

7,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Refunding Series 2015, 5.000%, 11/15/40	11/25 at 100.00	Aa3	7,711,970

20,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	21,570,394

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A:

24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	27,726,184
28,360	5.000%, 6/15/46	6/27 at 100.00	AAA	32,048,502

575	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	579,721

2,495	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	2,592,180

2,660	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,763,607

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
4,000	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,397,800
10,000	5.000%, 1/01/27 (Alternative Minimum Tax)	No Opt. Call	Baa3	11,210,500
10,000	5.000%, 1/01/28 (Alternative Minimum Tax)	No Opt. Call	Baa3	11,276,800

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	8,194,379
14,340	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	15,129,130

4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017, 5.000%, 11/15/35	11/27 at 100.00	AA–	4,592,720

12,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017, 5.000%, 4/15/37 (Alternative Minimum Tax)	4/27 at 100.00	AA–	13,559,928

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	860,230

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,246,506

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
$4,000	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	$4,554,400
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	5,760,000
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,274,870

1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA–	1,533,264

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,473,052

4,405	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	4,469,665

8,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,562,320

25,480	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/37	12/25 at 100.00	AAA	28,617,607

5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,471,856
476,088	Total New York			524,150,080

	North Carolina – 0.4%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 10.642%, 7/01/38, 144A (IF) (6)	7/20 at 100.00	AAA	2,040,289

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	1,120,430

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	1,012,130

	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	360,038
890	5.000%, 10/01/37	10/24 at 102.00	N/R	942,279

	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB–	2,077,355
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB–	1,081,028
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB–	4,636,051

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	2,019,360
14,250	Total North Carolina			15,288,960

	North Dakota – 0.3%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	2,835,099

2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,069,249

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
$2,100	4.000%, 12/01/27	12/21 at 100.00	A–	$2,123,562
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,710,725
10,280	Total North Dakota			10,738,635

	Ohio – 2.4%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
8,960	5.125%, 6/01/24	11/18 at 100.00	B–	8,884,378
12,920	5.875%, 6/01/30	11/18 at 100.00	B–	12,984,212
4,060	5.750%, 6/01/34	11/18 at 100.00	B–	4,060,000
20,260	5.875%, 6/01/47	11/18 at 100.00	B–	20,260,000

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,191,970
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,148,240

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	3,164,123

525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	12/18 at 100.00	A–	526,428

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	Baa1 (4)	6,492,385

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,613,280

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,663,800

3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	2,502,125

2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (7)	No Opt. Call	N/R	1,690,625

1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	1,085,632

1,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (7)	No Opt. Call	N/R	1,014,375

700	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (7)	No Opt. Call	N/R	473,375

7,625	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (7)	No Opt. Call	N/R	5,156,406

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$1,250	5.000%, 12/01/22	No Opt. Call	BB–	$1,290,675
3,000	5.750%, 12/01/32	12/22 at 100.00	BB–	3,210,030
2,000	6.000%, 12/01/42	12/22 at 100.00	BB–	2,133,720

700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	723,093

2,960	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/19 at 100.00	Aa1	2,994,632

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba1	2,097,800
2,500	5.000%, 12/01/32	12/22 at 100.00	Ba1	2,592,950
97,095	Total Ohio			93,954,254

	Oklahoma – 0.7%

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
4,385	5.500%, 8/15/52	8/28 at 100.00	Baa3	4,860,159
3,250	5.500%, 8/15/57	8/28 at 100.00	Baa3	3,588,325

	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc.- Cross Village Student Housing Project, Series 2017:
7,500	5.000%, 8/01/47	8/27 at 100.00	BB	7,203,975
2,500	5.250%, 8/01/57	8/27 at 100.00	BB	2,392,300

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	9,676,850
26,725	Total Oklahoma			27,721,609

	Oregon – 0.6%

8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,112,595

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,961,867
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,696,208

840	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30, 144A (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	894,054

870	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	888,174

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	7,469,963
20,820	Total Oregon			22,022,861

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 3.1%

$315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	$316,257

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	BBB (4)	1,276,627

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
500	5.000%, 5/01/23, 144A	No Opt. Call	Ba1	532,125
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba1	319,980

3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21) (7)	No Opt. Call	N/R	2,535,937

455	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory put 6/01/20) (7)	No Opt. Call	N/R	307,694

5,800	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22) (7)	No Opt. Call	N/R	5,626,000

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (7)	No Opt. Call	N/R	1,352,500

1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,657,816

100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	100,831

900	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	909,045

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
2,185	5.000%, 9/01/43	9/28 at 100.00	A+	2,401,730
5,445	5.000%, 9/01/48	9/28 at 100.00	A+	5,952,147

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	747,145

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 13.463%, 8/01/24, 144A (Pre-refunded 8/01/20) (IF) (6)	8/20 at 100.00	N/R (4)	1,089,024

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Baa3	1,960,496
1,310	5.250%, 1/15/46	1/25 at 100.00	Baa3	1,380,033

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,725,256

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	$1,012,720

4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	A	4,678,515

2,105	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,183,622

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
7,055	5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	7,549,555
3,750	5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	3,997,387

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	1,275,312

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,068,932

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured (5)	6/26 at 100.00	AA	18,189,000

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB	489,250

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,106,160

4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/27 at 100.00	A	4,442,160

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	270,054

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,572,375

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	9,712,445

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,507,952

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA– (4)	3,227,400

	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB–	9,663,648
1,930	5.000%, 7/01/32	7/27 at 100.00	BBB–	2,097,891
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB–	5,828,058
112,460	Total Pennsylvania			120,063,079

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 1.2%

$325	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	$336,008

10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory put 2/01/24)	11/23 at 100.30	Aa2	10,559,600

5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	5,284,400

7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A+	7,395,469

	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A:
1,930	5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	1,947,061
70	5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	70,619

2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A+	2,370,870

2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A+	2,199,260

4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A+	4,724,485

	South Carolina State Ports Authority Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (Alternative Minimum Tax)	7/28 at 100.00	A+	5,552,307
3,760	5.000%, 7/01/32 (Alternative Minimum Tax)	7/28 at 100.00	A+	4,282,151
41,770	Total South Carolina			44,722,230

	South Dakota – 0.1%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,685,075

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,054,340

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	980,134
4,410	Total South Dakota			4,719,549

	Tennessee – 1.6%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 (Pre-refunded 6/01/19) – SYNCORA GTY Insured	6/19 at 100.00	AA (4)	3,730,555

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	BBB+	511,433
1,500	6.125%, 10/01/28	10/18 at 100.00	BBB+	1,504,425

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,097,050

	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,427,650
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,266,733
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,795,107
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,011,225

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$8,500	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (Alternative Minimum Tax)	7/28 at 100.00	A	$9,352,975

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,543,853

1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	1,831,087

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A3	5,680,212

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
215	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	221,315
785	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA+ (4)	808,848

635	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGM Insured	12/19 at 100.00	AA (4)	658,533

1,365	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	1,413,335

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,077,090

10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory put 5/01/23)	5/23 at 100.43	A3	11,388,716
58,650	Total Tennessee			62,320,142

	Texas – 7.0%

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB–	133,179
740	5.000%, 12/01/51	12/26 at 100.00	BBB–	783,142

10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Senior Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,673,500

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,420,290

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,824,712

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,700,934

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	12/18 at 100.00	B	2,104,116

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB+	2,900,834

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB+	1,394,662

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	$2,522,850

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,180,926

12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/46 (UB) (6)	12/25 at 100.00	AA+	13,659,531

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,693,760
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,582,110

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	20,982

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	11/21 at 100.00	A+	5,255,900

1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,762,209

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,103,434

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,028,587

2,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2017, 5.000%, 11/15/26	No Opt. Call	AA	2,341,260

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,017,840

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	A	3,096,300

1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,355,141

1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB	1,873,488

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB	1,562,640

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB	268,548

8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	9,911,185

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,102,290

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A2	$366,681

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	BBB+	1,475,777
1,280	5.000%, 8/15/35	8/25 at 100.00	BBB+	1,364,877

6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	A3	7,211,030

1,315	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,355,555

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (Alternative Minimum Tax) (7)	1/26 at 102.00	N/R	3,882,589

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	N/R	683,660
805	5.000%, 11/01/51	11/23 at 103.00	N/R	824,859

570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	558,594

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	N/R	1,155,330
1,550	5.000%, 11/15/46	11/24 at 102.00	N/R	1,609,629

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	797,771

8,455	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	N/R	8,315,746

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A:

30	5.000%, 4/01/31	4/26 at 100.00	BBB–	31,158
360	5.000%, 4/01/36	4/26 at 100.00	BBB–	369,274
65	5.000%, 4/01/48	4/26 at 100.00	BBB–	65,770

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,699,796

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A:

$1,275	5.000%, 4/01/31	4/26 at 100.00	BBB–	$1,333,319
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB–	1,330,635
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB–	2,493,998

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,323,775

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,175,560

10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	B3	8,785,400

1,500	New Hope Cultural Educational Finance Corp, Texas, Hospital Revenue Bonds, Children’s Health Systems, Series 2017A, 5.000%, 8/15/28	8/27 at 100.00	Aa2	1,743,465

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	12,843,949

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	2,185,840

560	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A+	565,202

2,440	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	2,464,376

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	4,869,169

4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/28 at 100.00	AAA	5,112,264

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,843,818

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba2	680,388
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba2	1,888,138
385	5.125%, 2/01/39	2/24 at 100.00	Ba2	394,617

645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	756,682

9,030	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	9,304,331

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	74,365
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	925,906

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	$3,309,270

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	3,972,738

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	889,109

10,115	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	10,830,737

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	Baa3	8,422,813

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,374,236

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 13.287%, 8/01/34, 144A (IF)	8/19 at 100.00	AAA	1,917,247

16,500	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 0.000%, 8/15/36	8/24 at 59.60	A–	7,678,110

11,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	11,711,920

7,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 0.000%, 8/15/37	8/24 at 56.94	A–	3,108,350

115	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	N/R	121,057

600	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	659,016

500	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (4)	514,355

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,220,488

1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,347,029
266,255	Total Texas			268,214,118

	Utah – 1.1%

20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	A+	21,973,800

7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	7,775,740

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
$475	5.600%, 7/15/22	No Opt. Call	BBB–	$497,729
850	6.300%, 7/15/32	7/22 at 100.00	BBB–	913,971

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,010,130

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,311,600

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,157,938

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
1,950	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	2,202,544
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	4,059,299
37,180	Total Utah			40,902,751

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,970,709
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,088,510
2,815	Total Vermont			3,059,219

	Virginia – 1.9%

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,241,045

2,000	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,141,720

5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory put 11/01/28)	No Opt. Call	AA	6,190,746

1,020	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	1,079,333

10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	11/18 at 100.00	B–	10,069,799

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,031,690

	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (Alternative Minimum Tax)	6/27 at 100.00	BBB	3,648,608
15,715	5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	BBB	16,828,093
11,860	5.000%, 12/31/52 (Alternative Minimum Tax)	6/27 at 100.00	BBB	12,663,989

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	5,773,295

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	$3,760,945
6,515	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,008,316
69,580	Total Virginia			72,437,579

	Washington – 2.9%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA– (4)	6,656,146

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 15.146%, 6/01/34, 144A (IF) (6)	6/19 at 100.00	AA	1,036,522

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,510,172

540	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	644,328

5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (Alternative Minimum Tax)	5/27 at 100.00	AA–	6,115,798

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,152,764
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,109,978
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,319,440
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,182,115

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A+	2,109,140

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,770,042

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,015,565
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,646,090

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,767,776

	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Baa3	6,345,540
5,930	5.000%, 12/01/46	12/26 at 100.00	Baa3	6,250,517

4,320	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/43	7/28 at 100.00	A1	4,764,658

845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	865,415

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,191,001
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,073,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	$3,097,650

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	1,185,504
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	2,046,260
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,880,605

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,190,035

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,399,155

	Washington State, General Obligation Bonds, Various Purpose Series 2015B:
8,520	5.000%, 2/01/36	2/25 at 100.00	AA+	9,448,850
20,415	5.000%, 2/01/38	2/25 at 100.00	AA+	22,529,382
101,380	Total Washington			109,303,848

	West Virginia – 0.8%

15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	16,914,375

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	1,046,071

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	860,110

1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,568,611

9,830	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B, 5.000%, 6/01/41	6/28 at 100.00	Aa2	11,167,863
28,935	Total West Virginia			31,557,030

	Wisconsin – 3.5%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31, 144A	2/19 at 102.00	BBB+	5,160,350

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,221,900

2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	1,954,262

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
195	5.500%, 10/01/22	No Opt. Call	BB+	203,631
375	6.000%, 10/01/32	10/22 at 100.00	BB+	397,478

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	BB+	1,095,606
500	5.125%, 10/01/45	10/22 at 100.00	BB+	505,485

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$11	0.000%, 1/01/47 – ACA Insured, 144A	No Opt. Call	N/R	$342
10	0.000%, 1/01/48 – ACA Insured, 144A	No Opt. Call	N/R	298
9	0.000%, 1/01/49 – ACA Insured, 144A	No Opt. Call	N/R	292
9	0.000%, 1/01/50 – ACA Insured, 144A	No Opt. Call	N/R	282
9	0.000%, 1/01/51 – ACA Insured, 144A	No Opt. Call	N/R	277
12	0.000%, 1/01/52 – ACA Insured, 144A	No Opt. Call	N/R	359
11	0.000%, 1/01/53 – ACA Insured, 144A	No Opt. Call	N/R	353
11	0.000%, 1/01/54 – ACA Insured, 144A	No Opt. Call	N/R	340
11	0.000%, 1/01/55 – ACA Insured, 144A	No Opt. Call	N/R	333
11	0.000%, 1/01/56 – ACA Insured, 144A	No Opt. Call	N/R	325
517	5.500%, 7/01/56 – ACA Insured, 144A	3/28 at 100.00	N/R	510,042
12	0.000%, 1/01/57 – ACA Insured, 144A	No Opt. Call	N/R	359
11	0.000%, 1/01/58 – ACA Insured, 144A	No Opt. Call	N/R	349
11	0.000%, 1/01/59 – ACA Insured, 144A	No Opt. Call	N/R	339
11	0.000%, 1/01/60 – ACA Insured, 144A	No Opt. Call	N/R	331
11	0.000%, 1/01/61 – ACA Insured, 144A	No Opt. Call	N/R	326
10	0.000%, 1/01/62 – ACA Insured, 144A	3/28 at 17.35	N/R	316
10	0.000%, 1/01/63 – ACA Insured, 144A	3/28 at 16.48	N/R	309
10	0.000%, 1/01/64 – ACA Insured, 144A	No Opt. Call	N/R	301
10	0.000%, 1/01/65 – ACA Insured, 144A	No Opt. Call	N/R	296
11	0.000%, 1/01/66 – ACA Insured, 144A	No Opt. Call	N/R	319
128	0.000%, 1/01/67 – ACA Insured, 144A	No Opt. Call	N/R	3,831

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
27	0.000%, 1/01/46 – ACA Insured, 144A	No Opt. Call	N/R	844
26	0.000%, 1/01/47 – ACA Insured, 144A	No Opt. Call	N/R	829
26	0.000%, 1/01/48 – ACA Insured, 144A	No Opt. Call	N/R	821
26	0.000%, 1/01/49 – ACA Insured, 144A	No Opt. Call	N/R	813
26	0.000%, 1/01/50 – ACA Insured, 144A	No Opt. Call	N/R	799
28	0.000%, 1/01/51 – ACA Insured, 144A	No Opt. Call	N/R	873
736	3.750%, 7/01/51 – ACA Insured, 144A	3/28 at 100.00	N/R	707,516
28	0.000%, 1/01/52 – ACA Insured, 144A	No Opt. Call	N/R	864
28	0.000%, 1/01/53 – ACA Insured, 144A	No Opt. Call	N/R	851
27	0.000%, 1/01/54 – ACA Insured, 144A	No Opt. Call	N/R	843
27	0.000%, 1/01/55 – ACA Insured, 144A	No Opt. Call	N/R	829
27	0.000%, 1/01/56 – ACA Insured, 144A	No Opt. Call	N/R	816
27	0.000%, 1/01/57 – ACA Insured, 144A	No Opt. Call	N/R	808
26	0.000%, 1/01/58 – ACA Insured, 144A	No Opt. Call	N/R	795
26	0.000%, 1/01/59 – ACA Insured, 144A	No Opt. Call	N/R	788
26	0.000%, 1/01/60 – ACA Insured, 144A	No Opt. Call	N/R	780
25	0.000%, 1/01/61 – ACA Insured, 144A	No Opt. Call	N/R	768
25	0.000%, 1/01/62 – ACA Insured, 144A	No Opt. Call	N/R	760
25	0.000%, 1/01/63 – ACA Insured, 144A	No Opt. Call	N/R	748
25	0.000%, 1/01/64 – ACA Insured, 144A	No Opt. Call	N/R	741
24	0.000%, 1/01/65 – ACA Insured, 144A	No Opt. Call	N/R	734
24	0.000%, 1/01/66 – ACA Insured, 144A	No Opt. Call	N/R	721
314	0.000%, 1/01/67 – ACA Insured, 144A	No Opt. Call	N/R	9,372

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	1,625,166
5,000	6.250%, 12/01/42	12/22 at 100.00	N/R	5,028,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$2,051,434

3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	3,680,972

10,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	11,383,500

2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,720,505

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	BB+	1,691,109

	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017:
1,320	5.000%, 9/30/37 (Alternative Minimum Tax)	9/27 at 100.00	BBB–	1,434,484
1,140	5.000%, 9/30/49 (Alternative Minimum Tax)	9/27 at 100.00	BBB–	1,224,520

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30, 144A (Alternative Minimum Tax)	5/26 at 100.00	BBB–	5,130,050

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	2,860,615

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24 (Pre-refunded 4/15/20)	4/20 at 100.00	AA (4)	1,526,397

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	1,306,205

625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Ba1	619,869

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	1,980,660

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/40	2/22 at 100.00	A–	1,053,100
35	4.500%, 2/15/40	2/22 at 100.00	A–	36,035

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A–	5,329,300

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,110,960

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	7,693,000

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	466,946

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	605,323

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
$2,980	5.000%, 7/01/34	7/24 at 100.00		A	$3,191,491
2,100	4.350%, 7/01/36	7/21 at 100.00		A	2,079,378

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00		A	3,644,891

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00		N/R	5,214,950
4,435	5.000%, 12/01/44	12/22 at 102.00		N/R	4,603,707
4,225	5.250%, 12/01/49	12/22 at 102.00		N/R	4,433,039

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00		AA–	14,837,499

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00		N/R	1,998,120
1,000	5.375%, 10/01/44	10/22 at 102.00		N/R	1,067,400
3,500	5.500%, 10/01/49	10/22 at 102.00		N/R	3,751,930
129,615	Total Wisconsin				135,173,799

	Wyoming – 0.4%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00		A	2,053,520

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00		A3 (4)	4,955,985

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00		A–	849,456
2,500	6.000%, 12/01/36	12/21 at 100.00		A–	2,689,400

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00		BBB	3,913,311
13,450	Total Wyoming				14,461,672
$3,601,196	Total Municipal Bonds (cost $3,681,021,741)				3,806,165,198

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Commercial Services & Supplies – 0.0%

$676	EWM P1 LLC, (7)	15.000%	9/01/28	N/R	$473,366

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Transportation – 0.0%

$132	Las Vegas Monorail Company, Senior Interest Bonds, (8), (9)	5.500%	7/15/19	N/R	$86,183

37	Las Vegas Monorail Company, Senior Interest Bonds, (5), (8), (9)	5.500%	7/15/55	N/R	18,676
169	Total Transportation				104,859
$845	Total Corporate Bonds (cost $685,517)				578,225
	Total Long-Term Investments (cost $3,681,707,258)				3,806,743,423
	Floating Rate Obligations – (1.7)%				(65,870,000)
	Other Assets Less Liabilities – 2.2% (10)				83,414,314
	Net Assets – 100%				$3,824,287,737

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-year Note	Short	(276)	12/18	$(33,105,600)	$(32,783,625)	$321,975	$(8,628)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(10)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.7%

	MUNICIPAL BONDS – 99.7%

	Alabama – 1.2%

$1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A3	$1,153,960

	Alaska – 2.4%

2,000	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution Series 2017A, 5.000%, 10/01/27	No Opt. Call	AA–	2,320,200

	Arizona – 0.4%

390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	A+	393,533

	California – 16.4%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (4)	10/23 at 100.00	AA	1,127,780

500	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	AA	581,615

700	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/34 (Alternative Minimum Tax)	6/28 at 100.00	N/R	781,739

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	A1	931,379

1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2015, 5.000%, 9/01/25	No Opt. Call	AA–	1,171,660

1,025	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2016B, 5.000%, 7/01/28	7/26 at 100.00	AA+	1,210,761

1,665	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2017D, 5.250%, 7/01/42	7/27 at 100.00	AA+	1,938,726

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	AA+	443,633

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	598,418

715	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A, Turbo Current Interest, 5.000%, 6/01/21	11/18 at 100.00	N/R	715,257

2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017B, 5.000%, 7/01/28	1/27 at 100.00	AA	2,391,860

1,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/21	No Opt. Call	AA–	1,095,780

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	881,520

1,500	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax Measure K Series 2017, 5.000%, 3/01/31	3/27 at 100.00	AA	1,772,940
13,780	Total California			15,643,068

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 10.4%

$555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax) (4)	No Opt. Call	AA–	$608,979

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,115,000
1,250	5.000%, 12/01/35	12/26 at 100.00	Baa2	1,366,300

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	AA–	1,102,830

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,038,460

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	490,592

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	A	959,720

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19, 144A	No Opt. Call	N/R	1,284,425

1,055	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A+	1,418,870

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	BBB+	514,295
9,135	Total Colorado			9,899,471

	District of Columbia – 1.5%

295	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	AA	327,394

1,000	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017, 5.000%, 4/01/31	4/27 at 100.00	A	1,143,390
1,295	Total District of Columbia			1,470,784

	Florida – 3.0%

1,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 10/01/33	10/25 at 100.00	A+	1,124,720

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	BBB+	1,023,320

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	679,749
2,620	Total Florida			2,827,789

	Georgia – 3.7%

1,350	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/27	No Opt. Call	A2	1,546,979

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	188,866
374	5.500%, 7/15/30	7/21 at 100.00	N/R	374,989
410	5.500%, 1/15/36	7/21 at 100.00	N/R	411,651

1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A+	1,037,180
3,322	Total Georgia			3,559,665

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 4.4%

$305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	A	$342,616

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	352,089

275	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	284,584

600	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	620,094

165	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/32 – AGM Insured	11/26 at 100.00	AA	181,919

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	544,448

915	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 6/01/21	No Opt. Call	AA	976,982

1,065	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured (4)	No Opt. Call	AA	934,655
4,185	Total Illinois			4,237,387

	Indiana – 1.6%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	554,230

600	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22	No Opt. Call	AA–	657,096

15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22 (ETM)	No Opt. Call	N/R (5)	16,455

235	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/26	No Opt. Call	AA	272,360
1,350	Total Indiana			1,500,141

	Iowa – 1.3%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa3	1,267,571

	Kansas – 1.2%

1,025	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	9/22 at 100.00	A+	1,122,764

	Louisiana – 2.4%

600	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc. Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory put 10/01/22)	No Opt. Call	BBB+	590,004

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA–	1,115,010

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	544,370

15	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	15,513
2,115	Total Louisiana			2,264,897

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 1.4%

$185	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	BBB	$197,950

1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	A+	1,106,380
1,185	Total Maine			1,304,330

	Maryland – 3.9%

1,385	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/32	9/27 at 100.00	BBB–	1,535,037

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	A	2,185,680
3,385	Total Maryland			3,720,717

	Massachusetts – 0.6%

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	12/18 at 100.00	N/R	534,441

	Michigan – 0.0%

35	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	34,326

	Minnesota – 0.7%

550	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/27	12/26 at 100.00	Aa3	642,548

	Missouri – 1.2%

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A	1,123,760

	Nebraska – 1.7%

500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	540,690

935	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/35	5/27 at 100.00	AA–	1,045,180
1,435	Total Nebraska			1,585,870

	Nevada – 2.9%

390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	398,740

1,000	Clark County, Nevada, Sales & Excise Tax Revenue Bonds, Streets and Highways Series 2016, 5.000%, 7/01/29	No Opt. Call	AA	1,191,660

1,000	Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/27	No Opt. Call	AA+	1,178,090
2,390	Total Nevada			2,768,490

	New Jersey – 0.1%

85	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB	86,654

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 4.5%

$490	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017, 5.000%, 7/01/27	No Opt. Call	A+	$574,760

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014E, 5.000%, 2/15/26	2/25 at 100.00	AAA	1,146,330

110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	119,232

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,379,063

1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/28	6/27 at 100.00	A–	1,118,360
3,850	Total New York			4,337,745

	North Carolina – 5.9%

1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	1,194,450

335	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21	No Opt. Call	AA+	361,445

590	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/23	No Opt. Call	BBB–	650,888

1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA	1,144,060

2,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 5/01/28 (Alternative Minimum Tax)	5/27 at 100.00	Aa3	2,303,860
4,925	Total North Carolina			5,654,703

	North Dakota – 1.1%

1,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/37	12/27 at 100.00	A–	1,091,270

	Ohio – 3.8%

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	Aa3	1,098,940

2,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/28	6/27 at 100.00	AAA	2,356,560

200	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	225,148
3,200	Total Ohio			3,680,648

	Oklahoma – 0.8%

105	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.250%, 8/15/43	8/28 at 100.00	Baa3	115,073

630	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A, 5.000%, 1/01/37	1/26 at 100.00	AA–	701,511
735	Total Oklahoma			816,584

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 1.2%

$1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,123,910

	Pennsylvania – 2.8%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	1/23 at 100.00	A–	918,061

1,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of Participation, Series 2012, 5.000%, 4/01/32	4/22 at 100.00	Baa1	1,558,920

170	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	182,657

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	AA–	5,497
2,515	Total Pennsylvania			2,665,135

	South Carolina – 1.1%

1,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A+	1,035,780

	Tennessee – 1.6%

1,305	Sullivan County, Tennessee, General Obligation Bonds, School Series 2017, 5.000%, 5/01/26	No Opt. Call	Aa2	1,526,054

	Texas – 6.0%

1,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	11/26 at 100.00	AA	1,120,940

365	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB	400,150

1,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 2/15/22	No Opt. Call	AA	1,088,050

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	220,687

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	Baa2	711,180

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/28	11/24 at 100.00	A2	1,112,790

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	Baa2	120,423

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	505,625

350	Port Corpus Christi Authority, Nueces County, Texas, Revenue Bonds, Senior Lien Series 2018A, 5.000%, 12/01/28	No Opt. Call	A+	414,627
5,515	Total Texas			5,694,472

	Vermont – 1.1%

1,000	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A, 5.000%, 12/01/35	6/26 at 100.00	A+	1,105,690

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 0.2%

$185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	$197,944

	Washington – 3.6%

970	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2017, 5.000%, 12/01/34	6/27 at 100.00	A+	1,094,897

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	511,670

575	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/43	7/28 at 100.00	A1	634,185

1,000	Washington State, General Obligation Bonds, Various Purpose Series 2017D, 5.000%, 2/01/29	2/27 at 100.00	AA+	1,165,650
3,045	Total Washington			3,406,402

	West Virginia – 1.2%

1,000	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B, 5.000%, 12/01/39	6/28 at 100.00	Aa2	1,138,760

	Wisconsin – 1.5%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	1,138,028

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	Aa2	265,015
1,275	Total Wisconsin			1,403,043

	Wyoming – 0.9%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	849,413
$86,242	Total Long-Term Investments (cost $94,521,534)			95,189,919

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.5%

	MUNICIPAL BONDS – 0.5%

	New York – 0.5%

$500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C3, Variable Rate Demand Obligations, 1.730%, 8/01/31 (6)	12/18 at 100.00	A-2	$500,000
$500	Total Short-Term Investments (cost $500,000)			500,000
	Total Investments (cost $95,021,534) – 100.2%			95,689,919
	Other Assets Less Liabilities – (0.2)% (7)			(179,680)
	Net Assets – 100%			$95,510,239

Investments in Derivatives

Consumer Price Index Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$5,500,000	Receive	CPURNSA	2.645%	At Maturity	9/30/13	9/30/21	$(390,085)	$—	$(390,085)
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	1.953	At Maturity	6/01/17	6/01/20	48,607	—	48,607
JPMorgan Chase Bank, N.A.	3,500,000	Receive	CPURNSA	1.920	At Maturity	7/07/17	7/07/21	62,125	—	62,125
JPMorgan Chase Bank, N.A.	8,000,000	Receive	CPURNSA	2.777	At Maturity	2/19/13	2/19/22	(749,700)	—	(749,700)
JPMorgan Chase Bank, N.A.	5,000,000	Receive	CPURNSA	2.190	At Maturity	3/02/17	3/02/23	34,983	—	34,983
JPMorgan Chase Bank, N.A.	4,750,000	Receive	CPURNSA	2.228	At Maturity	2/16/17	2/16/24	31,827	—	31,827
JPMorgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.195	At Maturity	3/29/17	3/29/25	17,798	—	17,798
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.329	At Maturity	1/30/17	1/30/26	6,387	—	6,387
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.270	At Maturity	3/09/17	3/09/26	22,862	—	22,862
JPMorgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.265	At Maturity	3/15/17	3/15/26	31,865	—	31,865
JPMorgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.320	At Maturity	3/29/17	3/29/29	6,614	—	6,614
JPMorgan Chase Bank, N.A.	3,000,000	Receive	CPURNSA	2.373	At Maturity	7/24/18	7/24/29	624	—	624
Morgan Stanley Capital Services LLC	7,000,000	Receive	CPURNSA	2.353	At Maturity	2/20/18	2/20/30	31,145	—	31,145
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	1.970	At Maturity	4/26/17	4/26/20	23,516	—	23,516
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.283	At Maturity	9/15/14	9/15/21	(108,767)	—	(108,767)
Morgan Stanley Capital Services LLC	5,000,000	Receive	CPURNSA	2.205	At Maturity	1/28/17	1/28/24	42,843	—	42,843
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.650	At Maturity	8/07/13	8/07/24	(240,412)	—	(240,412)
Morgan Stanley Capital Services LLC	3,500,000	Receive	CPURNSA	2.173	At Maturity	1/16/18	1/16/25	44,997	—	44,997
Morgan Stanley Capital Services LLC	4,000,000	Receive	CPURNSA	2.267	At Maturity	2/20/18	2/20/25	25,590	—	25,590
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.310	At Maturity	1/28/17	1/28/27	13,268	—	13,268
Morgan Stanley Capital Services LLC	4,000,000	Receive	CPURNSA	2.233	At Maturity	4/19/17	4/19/27	38,356	—	38,356
Morgan Stanley Capital Services LLC	3,500,000	Receive	CPURNSA	2.350	At Maturity	2/09/17	2/09/29	7,239	—	7,239
Total	$90,250,000							$(998,318)	$—	$(998,318)
Total interest rate swap premiums paid									$—
Total interest rate swap premiums received									$—
Total unrealized appreciation on consumer price index swaps										$490,646
Total unrealized depreciation on consumer price index swaps										$(1,488,964)

Consumer Price Index Swaps – OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$ 3,000,000	Receive	CPURNSA	2.385%	At Maturity	6/28/18	6/28/28	$(1,774)	$460	$(2,234)	$(1,288)
	3,500,000	Receive	CPURNSA	2.171	At Maturity	10/13/17	10/13/27	83,471	478	82,993	(1,354)
	4,000,000	Receive	CPURNSA	2.271	At Maturity	3/28/18	3/28/26	24,945	483	24,462	(1,170)
Total	$10,500,000								$1,421	$105,221	$(3,812)
Total interest rate swap premiums paid									$1,421
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$—
Total payable for variation margin on swap contracts											$(3,812)

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)

Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

ETM	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.1%

	MUNICIPAL BONDS – 97.0%

	Alabama – 2.0%

$7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	$8,531,790

6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory put 12/01/23)	9/23 at 100.31	A3	7,014,046

22,245	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	Aa2	23,081,634

35,325	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory put 7/01/22)	4/22 at 100.52	Aa2	37,001,525

2,685	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,749,923

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,250,726
3,555	5.000%, 3/01/24	No Opt. Call	BBB	3,885,473
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,463,819
1,725	5.000%, 3/01/26	No Opt. Call	BBB	1,910,438

12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory put 4/01/24)	1/24 at 100.27	A3	12,920,201

15,975	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory put 6/01/24)	3/24 at 100.28	A3	16,809,374

1,000	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,021,760
113,415	Total Alabama			119,640,709

	Alaska – 0.5%

10,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018B-II, 3.550%, 12/01/35	6/27 at 100.00	AA+	9,773,000

5,275	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	12/19 at 100.00	MIG2	5,324,691

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,120,780

6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	11/18 at 100.00	B3	6,025,602

5,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	5,355,782
29,365	Total Alaska			29,599,855

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 2.5%

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
$1,235	5.000%, 2/01/20	No Opt. Call	A+	$1,277,422
6,255	5.000%, 2/01/27	2/22 at 100.00	A+	6,720,435

3,280	Arizona Industrial Development Authority, Education Revenue Bonds, Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A	7/19 at 101.00	N/R	3,241,493

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,011,289
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,353,267
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	17,871,523

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+	5,282,297
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	5,271,918
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+	6,356,749
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+	7,773,675

13,915	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory put 8/14/23)	No Opt. Call	A+	13,832,484

2,440	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory put 8/14/23) (Alternative Minimum Tax)	No Opt. Call	A+	2,428,922

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	6,160,680

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A	2,158,980

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,415,880

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	420,890
500	5.000%, 6/01/23	No Opt. Call	A+	556,790

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	2,149,050
10,400	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	10,929,152

4,850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	4,735,928

3,480	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	3,398,150

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	2,754,277

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	2,805,850

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	$732,572

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (4)	3,023,760

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 10.574%, 12/01/24, 144A (IF) (5)	12/21 at 100.00	Aa1	4,919,045

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
2,480	5.000%, 12/01/32	No Opt. Call	BBB+	2,877,470
105	5.000%, 12/01/37	No Opt. Call	BBB+	121,879

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	12/18 at 100.00	A2	1,002,290

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	1,384,398
143,040	Total Arizona			149,968,515

	Arkansas – 0.6%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,102,020

	Bentonville School District 006, Benton County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2018B:
5,255	3.000%, 6/01/29	6/26 at 100.00	Aa2	5,169,869
4,360	3.500%, 6/01/38	6/26 at 100.00	Aa2	4,168,160

2,785	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.500%, 11/01/19 – AGM Insured	5/19 at 100.00	AA	2,791,016

4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,539,410

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	546,680
800	5.000%, 7/01/23	No Opt. Call	A+	891,248
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,812,232
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,662,279
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,159,460
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,112,630
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,078,346

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	1,006,310

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A+	2,386,630
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	1,982,083

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

$1,000	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A, 5.000%, 3/01/21	No Opt. Call	Aa2	$1,068,140
35,760	Total Arkansas			37,476,513

	California – 6.1%

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,624,893

7,435	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 3.000%, 3/01/39	3/26 at 100.00	A	6,556,629

515	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A+	521,736

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	1,343,952
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,058,854

1,195	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A+	1,198,860

	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,700	3.250%, 12/31/32 – AGM Insured (Alternative Minimum Tax)	6/28 at 100.00	AA	5,454,387
11,300	5.000%, 12/31/38 (Alternative Minimum Tax)	6/28 at 100.00	N/R	12,424,011

15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2017A, 2.000%, 12/01/44 (Mandatory put 12/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	14,902,200

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,526,611

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	17,176,245

12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	12,273,622

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa (4)	2,292,818

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,466,724

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Aaa (4)	5,174,800

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,095	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	2,146,705
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	3,931,572
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	2,253,211

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	No Opt. Call	AA–	15,038

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	$1,598,813

1,100	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.000%, 12/01/33, 144A	6/28 at 100.00	BB–	1,208,680

915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A–	1,032,541

575	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22	12/18 at 100.00	CC	488,790

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA– (4)	4,702,672
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA– (4)	2,168,835

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB	2,834,000
2,860	5.000%, 1/01/23	No Opt. Call	BBB	2,993,276
1,635	5.000%, 1/01/24	1/23 at 100.00	BBB	1,711,191
1,325	5.000%, 1/01/25	1/23 at 100.00	BBB	1,385,685

28,425	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BBB	28,463,942

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,020,136

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,091,190
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,099,610
465	5.000%, 9/01/34	9/24 at 100.00	N/R	501,698

5,030	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	12/18 at 100.00	AA	5,039,758

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,558,562

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,015	5.000%, 7/01/25	1/24 at 100.00	AA	1,164,844
5,000	5.000%, 7/01/43	1/24 at 100.00	AA	5,512,600

20,000	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2018, 4.000%, 6/27/19	No Opt. Call	SP-1+	20,325,600

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,075	5.000%, 9/01/24	No Opt. Call	A+	1,230,133
1,250	5.000%, 9/01/25	9/24 at 100.00	A+	1,422,250
1,000	5.000%, 9/01/26	9/24 at 100.00	A+	1,133,100

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$16,625	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2018, 4.000%, 6/28/19	No Opt. Call	SP-1+	$16,892,829

400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	451,472

5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (6)	2/28 at 100.00	Aa1	4,920,140

12,430	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,289,397

10,290	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,657,112

705	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB–	722,583

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (6)	8/30 at 100.00	A2	9,303,200

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,698,386
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,897,630
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,576,663

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured (6)	10/21 at 100.00	AA	7,782,530

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	2,975,777

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,456,368

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,110,163
2,000	0.000%, 10/01/36	No Opt. Call	A	946,580

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A+	5,242,900

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	A–	5,547,650
26,000	5.000%, 1/15/34	1/25 at 100.00	A–	28,412,280

2,350	San Jose Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Subordinate Series 2017B, 5.000%, 8/01/19	No Opt. Call	AA–	2,413,638

3,690	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	Baa2	4,186,969

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (4)	2,595,528

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Refunding Series 2010:
$2,510	5.000%, 2/01/28	2/20 at 100.00	A+	$2,598,904
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,722,786
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	2,861,830

	South Bayside Waste Management Authority, California, Solid Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A1	2,572,250
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,246,044

	Tulare Local Health Care District, Tulare County, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Ba3	1,211,718
1,410	6.125%, 8/01/23	8/19 at 100.00	Ba3	1,449,212
1,585	6.250%, 8/01/24	8/19 at 100.00	Ba3	1,629,380
1,265	6.375%, 8/01/25	8/19 at 100.00	Ba3	1,300,863
500	6.500%, 8/01/26	8/19 at 100.00	Ba3	514,350

	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA–	5,425,179
3,635	5.000%, 5/15/33	5/28 at 100.00	AA–	4,275,014

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,791,008

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (6)	8/26 at 100.00	AA	3,307,800

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,705,704
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,580,230
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,441,213
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,445,260
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,375,962

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA–	3,094,000
353,160	Total California			360,659,276

	Colorado – 2.9%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	AA (4)	1,131,840

9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	9,950,165

10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (Alternative Minimum Tax)	12/27 at 100.00	A–	9,559,700

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,000	5.000%, 10/01/25	No Opt. Call	Baa2	1,114,040
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,567,986

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	1,025,100

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$17,385	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	$14,840,531

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
16,830	5.000%, 9/01/26	12/18 at 100.00	BBB+	17,006,715
95	4.500%, 9/01/38	12/18 at 100.00	BBB+	95,092

4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29	11/22 at 100.00	BBB+	4,311,363

350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB	383,015

880	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	905,942

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,609,900

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,514,213

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BB+	1,540,980

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA–	11,970,860

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
16,905	5.000%, 12/01/26 (Alternative Minimum Tax)	No Opt. Call	A+	19,283,872
25,610	5.000%, 12/01/27 (Alternative Minimum Tax)	No Opt. Call	A+	29,420,768

10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB	11,367,711

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	3,930,600

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,525	5.000%, 12/15/20	No Opt. Call	Aa2	1,622,386
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,413,619
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,664,701

3,670	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,518,759

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19, 144A	No Opt. Call	N/R	1,371,766
500	5.000%, 12/01/20, 144A	No Opt. Call	N/R	523,460

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,108,390

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 (Pre-refunded 12/15/18) – AGC Insured	12/18 at 100.00	AA (4)	1,332,301

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	$1,014,556

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,275,826
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,098,472

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGM Insured	12/25 at 100.00	AA	915,540
170,260	Total Colorado			170,390,169

	Connecticut – 1.1%

4,355	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2017R, 3.250%, 7/01/35	7/27 at 100.00	A–	3,944,019

5,085	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-1, 5.000%, 7/01/29 (Mandatory put 7/01/20)	No Opt. Call	AAA	5,340,114

20,550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	20,478,692

12,070	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	12,028,117

495	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	535,704

	Connecticut State, General Obligation Bonds, Refunding Series 2018C:
11,325	3.000%, 6/15/19	No Opt. Call	A1	11,394,762
1,360	5.000%, 6/15/22	No Opt. Call	A1	1,472,962

925	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/20	No Opt. Call	A1	969,881

2,955	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	A1	3,208,687

1,440	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	A–	1,461,182

1,000	New Britain, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/19 – BAM Insured (ETM)	No Opt. Call	AA (4)	1,012,240

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
400	5.000%, 12/15/24	12/22 at 100.00	AA	439,144
495	5.000%, 12/15/26	12/22 at 100.00	AA	540,753
62,455	Total Connecticut			62,826,257

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22	No Opt. Call	BBB+	1,133,550
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB+	4,269,217
5,095	Total Delaware			5,402,767

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 1.3%

$3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	$3,944,563

5,755	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A–	6,426,091

159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	11/18 at 18.33	N/R	27,532,941

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AAA	10,165,000

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	438,526
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	1,790,649
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	861,391

2,415	District of Columbia, Revenue Bonds, Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	2,420,216

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
5,415	5.000%, 10/01/26 (Alternative Minimum Tax)	No Opt. Call	AA–	6,200,662
9,000	5.000%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	AA–	10,394,820
4,150	5.000%, 10/01/28 (Alternative Minimum Tax)	No Opt. Call	AA–	4,827,280
4,150	5.000%, 10/01/29 (Alternative Minimum Tax)	10/28 at 100.00	AA–	4,804,040
207,455	Total District of Columbia			79,806,179

	Florida – 5.5%

12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	14,746,645

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (Alternative Minimum Tax)	10/25 at 100.00	A+	11,021,600
15,135	5.000%, 10/01/35 (Alternative Minimum Tax)	10/25 at 100.00	A+	16,641,538

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
960	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	926,304
1,450	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,401,411
1,385	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,357,563
965	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	938,791
725	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	712,711

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	10,925,455
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,238,574

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	17,823,420
14,635	5.000%, 6/01/25	12/24 at 100.00	AA	16,623,018

275	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/19	No Opt. Call	AA	280,297

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
$370	5.000%, 6/01/19	No Opt. Call	AA	$377,126
4,545	5.000%, 6/01/20	No Opt. Call	AA	4,752,434
1,600	5.000%, 6/01/21	No Opt. Call	AA	1,715,680

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
2,565	4.750%, 11/01/23	No Opt. Call	BBB–	2,653,416
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,032,999

1,890	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A, 5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/19 at 100.00	AA+	1,909,958

1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A–	1,116,420

1,000	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	998,080

370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	370,910

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,329,168

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	2,784,078

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A–	1,380,513
1,750	5.000%, 4/01/33	4/26 at 100.00	A–	1,923,005
1,500	5.000%, 4/01/34	4/26 at 100.00	A–	1,643,100
2,790	5.000%, 4/01/35	4/26 at 100.00	A–	3,046,568

4,940	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	4,782,365

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	12/18 at 100.00	AA+	1,503,570

46,910	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	48,921,970

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,369,562

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,137,395

5,050	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2017B, 5.000%, 10/01/27	No Opt. Call	Aa2	5,893,249

7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	7,512,792

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,621,660

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,760	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A–	$6,297,120

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,455	5.000%, 7/01/24	No Opt. Call	A+	2,792,857
1,250	5.000%, 7/01/27	7/24 at 100.00	A+	1,403,462

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	973,109
5,175	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,655,964

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,602,047

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA	2,059,885
5,015	5.250%, 4/01/30	4/20 at 100.00	AA	5,244,386

31,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 3.125%, 10/01/39	10/27 at 100.00	Aa3	27,466,753

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA (4)	5,293,250

	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,536,400
2,000	5.000%, 11/01/33 – AGM Insured	11/27 at 100.00	AA	2,251,480

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	2,723,086

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,653,460

175	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	189,403

9,825	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	10,624,657

3,860	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2016, 2.750%, 5/01/31	5/26 at 100.00	AA	3,428,992

4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,425,974

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
615	5.000%, 9/01/22	No Opt. Call	A+	674,384
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	2,851,056
1,245	3.125%, 9/01/24	9/22 at 100.00	A+	1,266,825
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,408,499
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,633,695
1,980	5.000%, 9/01/28	9/22 at 100.00	A+	2,155,705
5,795	4.000%, 9/01/33	9/22 at 100.00	A+	5,931,936

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	351,211
307,585	Total Florida			325,308,941

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 1.3%

$5,010	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.875%, 1/01/24	1/21 at 100.00	Aa3	$5,413,656

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,095	5.000%, 1/01/23	1/22 at 100.00	AA–	2,284,681
1,500	5.000%, 1/01/28	1/22 at 100.00	AA–	1,626,465

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	AA–	12,405,263
4,280	5.000%, 1/01/29	1/24 at 100.00	AA–	4,776,180
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,521,997

1,790	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	1,815,149

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	3,636,926
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	6,054,284
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	9,789,211

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,341,450

	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
2,455	3.600%, 12/01/33	6/27 at 100.00	AAA	2,440,712
6,510	3.850%, 12/01/38	6/27 at 100.00	AAA	6,491,642

6,350	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,356,731

2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,003,260

955	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project, Refunding Series 2018, 4.000%, 1/01/38, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	948,611
70,690	Total Georgia			75,906,218

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,369,737

	Hawaii – 1.1%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	5,285,430

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	1,089,001

10,950	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)	No Opt. Call	A–	10,767,902

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
$5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	$6,271,650
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,121,917
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	8,855,866
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,347,329

15,450	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	15,484,299
59,445	Total Hawaii			63,223,394

	Idaho – 0.4%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (Alternative Minimum Tax)	9/25 at 100.00	A2	562,022

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,116,325

1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB–	1,050,320

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,805,688
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	2,995,228

12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB–	11,806,437
21,965	Total Idaho			22,336,020

	Illinois – 13.3%

2,370	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,309,636

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,677,928
2,550	0.000%, 1/01/31	7/23 at 68.94	A2	1,446,640
2,750	0.000%, 1/01/32	7/23 at 65.28	A2	1,475,210
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	2,024,760

	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
432	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	412,983
447	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	423,734
964	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	902,015
1,052	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	958,572
973	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	899,237

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	559,248
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	578,250
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	905,758
1,423	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,306,385
1,448	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,331,697

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$29,475	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	$34,181,273

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	N/R	2,017,988
1,000	5.000%, 4/01/42	4/27 at 100.00	N/R	1,069,210

10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B+	13,035,746

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	B+	3,279,406
12,385	5.000%, 12/01/30	12/27 at 100.00	B+	12,930,188
5,270	5.000%, 12/01/34	12/27 at 100.00	B+	5,433,792

2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	B+	2,706,496

3,655	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	B+	3,752,077

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
9,745	4.000%, 12/01/21	No Opt. Call	B+	9,810,876
5,795	4.000%, 12/01/22	No Opt. Call	B+	5,819,049

19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B+	23,357,071

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,799,974
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,473,258

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	6,162,441
4,225	5.000%, 1/01/34 (Alternative Minimum Tax)	1/25 at 100.00	A	4,555,522

17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	19,845,588

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,745	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,753,254
2,555	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,566,881

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,625	5.000%, 1/01/23	No Opt. Call	BBB+	7,056,751
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	8,160,576
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,795,067
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,102,785

1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,623,973

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	AA (4)	3,484,369

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
$2,600	5.000%, 11/15/20	No Opt. Call	AA–	$2,758,236
2,780	5.000%, 11/15/21	No Opt. Call	AA–	3,014,243
2,400	5.000%, 11/15/22	No Opt. Call	AA–	2,651,256

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	AA–	5,569,515
2,260	5.000%, 11/15/21	No Opt. Call	AA–	2,450,428

500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	478,030

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
875	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	843,413
925	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	886,169
1,025	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	982,985
1,055	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,004,856

1,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,171,748

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	AA	3,173,460

2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA–	2,233,080

	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	2,366,112
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	9,759,600
33,995	4.000%, 2/15/41	2/27 at 100.00	AA+	34,355,687

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BB+	14,867,521

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	BB+	535,995
1,205	5.000%, 9/01/27	9/24 at 100.00	BB+	1,354,818
775	5.000%, 9/01/29	9/24 at 100.00	BB+	865,520
2,450	5.000%, 9/01/34	9/24 at 100.00	BB+	2,702,497
2,815	4.625%, 9/01/39	9/24 at 100.00	BB+	2,905,249
7,015	5.000%, 9/01/42	9/24 at 100.00	BB+	7,638,984

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,010,310

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa2	1,494,514
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa2	1,196,653
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa2	1,250,835

5,135	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,711,866

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,600,862
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,467,536
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,451,650

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,265	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A2 (4)	$4,396,831

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,116,450
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,094,367
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,210,080

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 5.750%, 4/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	BB (4)	4,142,920

3,600	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	12/18 at 100.00	BB	3,600,000

500	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22 (Pre-refunded 11/01/18)	11/18 at 100.00	BB (4)	501,355

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa (4)	2,038,018

1,525	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa (4)	1,563,735

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,383,982
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,297,500

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,209,350

	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Refunding Series 2017C:
650	5.000%, 3/01/32	3/27 at 100.00	A+	720,512
2,750	5.000%, 3/01/33	3/27 at 100.00	A+	3,037,760
1,650	5.000%, 3/01/34	3/27 at 100.00	A+	1,816,353
1,200	4.000%, 3/01/35	3/27 at 100.00	A+	1,197,108

1,870	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A. Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	1,798,790

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB	4,194,680
3,155	5.000%, 2/01/24	No Opt. Call	BBB	3,325,086
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	4,850,018
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	4,878,924
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,238,380

12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	12,879,662

	Illinois State, General Obligation Bonds, November Series 2017D:
13,170	5.000%, 11/01/23	No Opt. Call	BBB	13,868,668
3,000	5.000%, 11/01/25	No Opt. Call	BBB	3,170,040
1,840	5.000%, 11/01/27	No Opt. Call	BBB	1,943,003
2,705	5.000%, 11/01/28	11/27 at 100.00	BBB	2,852,260

	Illinois State, General Obligation Bonds, Refunding Series 2010:
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,080,106
5,295	5.000%, 1/01/19	No Opt. Call	BBB	5,326,293

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Refunding Series 2012:
$7,750	5.000%, 8/01/20	No Opt. Call	BBB	$8,019,545
6,460	5.000%, 8/01/21	No Opt. Call	BBB	6,729,317
15,265	5.000%, 8/01/22	No Opt. Call	BBB	16,000,315
2,795	5.000%, 8/01/23	No Opt. Call	BBB	2,939,082
285	5.000%, 8/01/25	8/22 at 100.00	BBB	295,628

	Illinois State, General Obligation Bonds, Series 2012A:
7,840	4.000%, 1/01/20	No Opt. Call	BBB	7,942,704
12,210	4.000%, 1/01/22	No Opt. Call	BBB	12,324,286

	Illinois State, General Obligation Bonds, Series 2013:
4,220	5.500%, 7/01/25	7/23 at 100.00	BBB	4,551,481
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB	2,966,834
1,000	5.500%, 7/01/27	7/23 at 100.00	BBB	1,071,800

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,765	5.000%, 12/01/21	No Opt. Call	AA–	1,914,072
3,345	5.000%, 12/01/22	No Opt. Call	AA–	3,700,172
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,474,680

6,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	7,622,223

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,021,130
6,010	5.000%, 1/01/37	1/24 at 100.00	AA–	6,564,903

11,570	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	12,995,887

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	11,647,094

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	7,945,343
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,214,867
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	5,349,771

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA (4)	2,365,882
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA (4)	361,297
1,210	9.000%, 1/01/25 (ETM)	No Opt. Call	AA (4)	1,657,990

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	AA	5,501,350
3,465	5.000%, 2/01/35	2/26 at 100.00	AA	3,803,045

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,667,700
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,304,788
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,838,649
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	1,920,236
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,013,597

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	$2,037,336

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28 – BAM Insured	12/25 at 100.00	AA	2,655,869
2,500	5.000%, 12/01/29 – BAM Insured	12/25 at 100.00	AA	2,725,750

1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,660,470

	McCook, Cook County, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–	501,565
1,000	5.100%, 12/01/28	12/18 at 100.00	A–	1,003,290

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
4,795	5.000%, 12/15/28	6/22 at 100.00	BBB–	5,017,056
1,700	0.000%, 12/15/51	No Opt. Call	BBB–	313,820

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37	No Opt. Call	BB+	1,003,192
9,045	0.000%, 12/15/42	No Opt. Call	BB+	5,020,789
6,000	0.000%, 12/15/47	No Opt. Call	BB+	3,319,620

25,425	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	Baa2	15,631,036

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
484	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	467,210
484	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	465,163
387	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	371,152
678	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	641,985

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	1,840,720

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,608,948

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	321,013
325	5.000%, 10/01/24	10/22 at 100.00	Baa1	354,432

7,785	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	8,343,574

12,395	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (4)	13,460,722

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,900	5.000%, 6/01/25	No Opt. Call	A	4,397,913
5,000	5.000%, 6/01/26	No Opt. Call	A	5,683,600
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,388,230

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
$1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	$1,269,836
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,065,113
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,903,677

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
360	4.500%, 10/01/20	10/19 at 100.00	AA	369,202
370	5.000%, 10/01/22	10/19 at 100.00	AA	380,978

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	655,654
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	751,440

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,149,640
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,022,976

3,060	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	3,011,468

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,509,635
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,220,309
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	11,883,487

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,358,295
2,830	4.000%, 11/01/22	No Opt. Call	A+	2,993,659

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	10,531,918
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,689,426
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,670,169
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,755,785

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Ba1	3,387,748

5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,482,050

4,890	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB+	5,110,539

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,275,536
3,855	0.000%, 2/01/26	No Opt. Call	A+	2,963,531
763,302	Total Illinois			786,843,717

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 3.4%

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
$1,000	4.000%, 1/01/19	No Opt. Call	AA	$1,005,320
435	5.000%, 1/01/20	No Opt. Call	AA	451,313
1,035	5.000%, 7/01/20	No Opt. Call	AA	1,088,572
500	5.000%, 1/01/21	No Opt. Call	AA	531,420

3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,721,515

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	A	1,132,576
500	5.000%, 10/01/29	10/23 at 100.00	A	537,670

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,559,920

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,793,801

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	787,172
620	5.000%, 10/01/23	No Opt. Call	AA	693,935
625	5.000%, 10/01/24	No Opt. Call	AA	707,800
1,320	5.000%, 10/01/25	10/24 at 100.00	AA	1,502,728
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	1,940,593

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA–	8,139,360

1,180	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA	1,161,226

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	3,127,355
2,500	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	2,843,050

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	3,045,700

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,647,550

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	8,855,347
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,151,100

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,240	5.000%, 8/15/26	No Opt. Call	AA	14,185,915
6,430	5.000%, 8/15/27	No Opt. Call	AA	7,522,971

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	559,755
720	5.000%, 10/01/28	10/24 at 100.00	A	804,780
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,114,250
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,505,126
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,341,153

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	BBB+	$3,039,745

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa3	1,748,449
940	5.000%, 4/01/22	No Opt. Call	Baa3	993,646
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa3	2,128,626

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.500%, 2/01/19	No Opt. Call	N/R	503,915
500	4.500%, 8/01/19	No Opt. Call	N/R	509,525
500	4.750%, 2/01/20	No Opt. Call	N/R	516,480
500	4.750%, 8/01/20	No Opt. Call	N/R	508,565
250	4.750%, 2/01/21	No Opt. Call	N/R	254,845
500	4.750%, 8/01/21	No Opt. Call	N/R	510,990
500	5.000%, 2/01/22	No Opt. Call	N/R	516,050
500	5.000%, 8/01/22	2/22 at 100.00	N/R	515,735
500	5.000%, 8/01/23	2/22 at 100.00	N/R	514,320
500	5.000%, 2/01/24	2/22 at 100.00	N/R	510,570

33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A–	35,749,610

805	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	12/18 at 100.00	N/R (4)	869,545

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,167,015
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,126,150
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,020,282
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,945,772
2,700	5.000%, 2/01/31	8/24 at 100.00	A	2,982,204

20,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A1	21,917,078

20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23) (Alternative Minimum Tax)	No Opt. Call	A1	22,658,006
181,120	Total Indiana			198,666,096

	Iowa – 1.5%

1,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,056,550

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,015	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,068,176
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,104,780
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	3,299,243
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,108,940
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,150,079

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
$1,830	5.000%, 1/01/23 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	$1,948,328
1,890	5.000%, 1/01/24 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	2,012,207
1,520	5.000%, 1/01/25 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,618,283
1,000	5.000%, 1/01/26 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,064,660

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	AA–	10,690,400

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,535,992
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,504,660

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
8,210	5.500%, 12/01/22	12/18 at 100.00	B	8,241,362
1,925	5.250%, 12/01/25	12/23 at 100.00	B	2,050,933

4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	12/19 at 104.00	B	5,012,125

6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 103.00	B	6,756,680

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,329,775

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (4)	2,083,240

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
12,155	5.375%, 6/01/38	12/18 at 100.00	B+	12,276,185
2,350	5.500%, 6/01/42	12/18 at 100.00	B+	2,373,429
30	5.625%, 6/01/46	12/18 at 100.00	B	30,319

1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34 (6)	12/18 at 100.00	BB–	1,959,439
83,975	Total Iowa			88,275,785

	Kansas – 0.8%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	14,736,628

11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	11,061,270

355	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	358,933

2,150	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	2,232,603

50	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	51,836

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	12/18 at 100.00	Aa3	$1,853,830

10	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	N/R	10,076

10,165	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	11,034,311

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,915	5.000%, 9/01/21	No Opt. Call	A+	2,064,370
660	5.000%, 9/01/22	No Opt. Call	A+	725,281
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,680,889
44,315	Total Kansas			45,810,027

	Kentucky – 1.8%

1,795	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,755,959

10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory put 11/10/21)	No Opt. Call	BBB+	10,018

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	A1	20,700,000

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,490,980

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,451,036
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,576,742

3,770	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	BBB+	3,953,448

10,130	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	11,149,179

2,105	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	8/19 at 100.00	A1	2,103,084

	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Baa3	1,097,108
1,060	5.000%, 8/01/26	No Opt. Call	Baa3	1,159,672
1,110	5.000%, 8/01/27	8/26 at 100.00	Baa3	1,208,846
1,165	5.000%, 8/01/28	8/26 at 100.00	Baa3	1,264,608
1,230	5.000%, 8/01/29	8/26 at 100.00	Baa3	1,329,101
2,935	5.000%, 8/01/37	8/26 at 100.00	Baa3	3,076,174

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
$1,255	6.000%, 3/01/22	3/21 at 100.00	N/R	$1,345,950
1,320	6.250%, 3/01/23	3/21 at 100.00	N/R	1,424,900
1,455	6.250%, 3/01/24	3/21 at 100.00	N/R	1,566,744

8,500	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory put 4/01/24)	1/24 at 100.37	A3	8,923,385

12,890	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory put 1/01/25)	10/24 at 100.24	A1	13,611,324

	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
2,625	3.000%, 10/01/33 – BAM Insured	4/26 at 100.00	AA	2,493,514
6,880	3.000%, 10/01/34	4/26 at 100.00	AA	6,389,250
7,000	3.125%, 10/01/37	4/26 at 100.00	AA	6,409,340
100,540	Total Kentucky			103,490,362

	Louisiana – 2.5%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	5,038,424

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,073,111
540	5.000%, 2/01/24	No Opt. Call	AA	605,534
800	5.000%, 2/01/25	No Opt. Call	AA	907,880

585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BB	590,792

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 (Pre-refunded 6/01/22) – AGM Insured	6/22 at 100.00	AA (4)	522,790

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,465	5.000%, 6/01/25	No Opt. Call	A1	19,956,382
16,460	5.000%, 6/01/26	No Opt. Call	A1	19,002,905

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA–	2,533,855
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,158,370
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,210,140

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (7)	No Opt. Call	N/R	—

10,615	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	10,292,516

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A+	1,098,690

3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,220,657

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
$1,030	5.000%, 5/15/30	5/26 at 100.00	A3	$1,149,284
3,410	5.000%, 5/15/32	5/26 at 100.00	A3	3,775,825
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,039,688

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	29,217
30	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	35,060
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	46,746

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
1,265	5.000%, 5/15/28	5/27 at 100.00	A3	1,430,209
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,125,000
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,294,778
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	1,953,455

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA–	1,149,603
2,840	5.000%, 7/01/29	7/23 at 100.00	AA–	3,139,762
5,000	5.000%, 7/01/31	7/23 at 100.00	AA–	5,478,600
3,835	5.000%, 7/01/32	7/23 at 100.00	AA–	4,196,717

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	A+	1,283,562
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,573,755
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,395,480

2,500	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities Corporation Consolidated Garage System, Series 2018A, 4.000%, 10/01/43 (WI/DD, Settling 10/04/18) – AGM Insured	10/28 at 100.00	AA	2,484,350

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	AA–	4,272,356
3,940	5.000%, 12/01/20	No Opt. Call	AA–	4,170,923
5,400	5.000%, 12/01/21	No Opt. Call	AA–	5,837,130

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA–	1,099,490
870	5.000%, 12/01/23	No Opt. Call	AA–	971,599
1,020	5.000%, 12/01/24	No Opt. Call	AA–	1,161,668
480	5.000%, 12/01/25	No Opt. Call	AA–	548,770
730	5.000%, 12/01/27	12/25 at 100.00	AA–	827,988

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,200	5.000%, 6/01/20	No Opt. Call	A	1,254,564
100	5.000%, 6/01/24	No Opt. Call	A	112,842
500	5.000%, 6/01/25	6/24 at 100.00	A	561,405
500	5.000%, 6/01/26	6/24 at 100.00	A	558,615
525	5.000%, 6/01/27	6/24 at 100.00	A	584,798
330	5.000%, 6/01/28	6/24 at 100.00	A	366,673
570	5.000%, 6/01/29	6/24 at 100.00	A	631,144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
$385	5.000%, 6/01/30	6/25 at 100.00	A	$430,442
775	5.000%, 6/01/32	6/25 at 100.00	A	861,033
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,109,110
650	5.000%, 6/01/35	6/25 at 100.00	A	716,404

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A–	535,905

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,905,031
134,340	Total Louisiana			146,311,027

	Maine – 0.3%

1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,140,799

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,185	4.000%, 7/01/41	7/26 at 100.00	BBB	4,003,748
5,555	4.000%, 7/01/46	7/26 at 100.00	BBB	5,251,753

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BB	1,072,140
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	4,113,263

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
225	4.000%, 7/01/20	No Opt. Call	BBB+	231,507
290	5.000%, 7/01/22	No Opt. Call	BBB+	314,795
16,205	Total Maine			16,128,005

	Maryland – 0.7%

	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,235	3.250%, 1/01/31	1/26 at 100.00	N/R	1,205,619
3,365	5.000%, 1/01/37	1/26 at 100.00	N/R	3,665,225

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,160	5.000%, 9/01/26	No Opt. Call	BBB–	1,308,387
1,760	5.000%, 9/01/27	No Opt. Call	BBB–	1,996,650
2,655	5.000%, 9/01/29	9/27 at 100.00	BBB–	2,974,901

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	539,050
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,126,380
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	1,928,140

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	265,473

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,148,530

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
$750	5.000%, 7/01/32	7/26 at 100.00	BBB	$824,123
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,461,185
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,796,718
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,168,020
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,694,234

1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A	1,286,863

740	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	757,671

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	8,769,634

2,155	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	N/R	2,116,684

1,505	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	N/R	1,486,037

1,005	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	N/R	993,814
37,350	Total Maryland			40,513,338

	Massachusetts – 0.7%

1,305	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	Aa1	1,389,342

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA	10,563,900

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BB+	902,810
680	5.000%, 7/01/27	7/24 at 100.00	BB+	732,285
925	5.000%, 7/01/28	7/24 at 100.00	BB+	993,135
960	5.000%, 7/01/29	7/24 at 100.00	BB+	1,026,595

	Massachusetts Development Finance Agency Revenue Bonds, Simmons University Issue, Series 2018L:
1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	1,225,422
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,401,349
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	1,986,719

2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	12/18 at 100.00	N/R	2,373,934

1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,358,992

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
$515	5.000%, 10/01/18	9/18 at 100.00	N/R	$515,000
450	5.250%, 10/01/37	10/18 at 100.00	N/R	450,405

4,200	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	BBB+	3,961,608

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	948,297
1,780	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,841,054
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,763,243

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	516,150
2,595	5.500%, 10/15/26 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,688,731

1,080	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	Baa2	1,108,253

1,940	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 6.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,999,112

2,485	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2014-171, 3.850%, 12/01/34	6/24 at 100.00	AA+	2,516,833

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/18 at 100.00	N/R	50,419
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/19 at 100.00	N/R	1,492,308
42,370	Total Massachusetts			43,805,896

	Michigan – 1.7%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	2,550,532
2,650	0.000%, 7/01/23	No Opt. Call	BB	2,098,111
2,880	0.000%, 7/01/24	No Opt. Call	BB	2,138,170

355	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	A	397,746

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A	5,268,409

14,000	Michigan Finance Authority, State Aid Revenue Notes, Series 2018A-1, 4.000%, 8/20/19	No Opt. Call	A-1+	14,237,020

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,655,723

1,535	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	11/18 at 100.00	N/R	1,538,285

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,381,450

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	$5,838,873

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,652,256

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,132,185

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,117,240
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,227,000
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,834,134
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,171,882
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,519,800
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,500,019

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	5,106,339
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,133,568
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,074,008

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	A	4,131,000
5,295	5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	5,818,834
5,000	5.000%, 12/01/34 (Alternative Minimum Tax)	12/25 at 100.00	A	5,478,000
93,850	Total Michigan			98,000,584

	Minnesota – 0.3%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AAA	1,775,596

2,155	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,166,788

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,901,059
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,209,510

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	440,780

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	703,203

2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA–	2,293,810

490	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	505,905

525	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	542,278

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	$6,356,280

295	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	12/18 at 100.00	N/R	295,811
19,485	Total Minnesota			20,191,020

	Mississippi – 0.3%

5,370	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/18 at 100.00	BBB+	5,380,579

8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (4)	10,061,862
14,240	Total Mississippi			15,442,441

	Missouri – 0.6%

1,455	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	1,636,133

1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,122,495

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,015,530

1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,580,955

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	219,993

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,436,120

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB	433,139

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,467,550
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,805,957
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,097,920

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,598,989

17,305	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	17,744,893

1,175	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	1,310,994
34,535	Total Missouri			36,470,668

	Montana – 0.7%

1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,694,970

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Montana (continued)

$35,165	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	$34,056,951

550	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	530,503

2,500	Montana Facility Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,586,825
39,715	Total Montana			38,869,249

	Nebraska – 1.2%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,167,855

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	9,796,837

655	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008, 5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (4)	657,037

665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	704,887

370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA–	409,790

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA	739,932
1,000	5.125%, 1/01/23	1/20 at 100.00	AA	1,033,500

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	11/21 at 100.00	A–	6,256,976

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	586,186
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,368,575
530	5.000%, 7/01/25	No Opt. Call	BBB	584,415
750	5.000%, 7/01/26	7/25 at 100.00	BBB	821,768
200	5.000%, 7/01/27	7/25 at 100.00	BBB	218,006
835	5.000%, 7/01/28	7/25 at 100.00	BBB	905,992
485	5.000%, 7/01/29	7/25 at 100.00	BBB	523,819
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,076,940
180	5.000%, 7/01/33	7/25 at 100.00	BBB	191,966

13,725	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	13,847,427

4,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C, 3.750%, 9/01/38	9/27 at 100.00	AA+	3,928,240

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,612,146
1,510	5.000%, 1/01/24	1/22 at 100.00	A+	1,637,791
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,029,164

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	$715,924

8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	8,963,280

	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	N/R	3,916,932
1,355	5.250%, 2/01/29	2/27 at 100.00	N/R	1,443,278

8,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	7,560,160
68,915	Total Nebraska			71,698,823

	Nevada – 1.8%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,178,460
1,050	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A+	1,153,331
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A+	2,088,451

8,220	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2018A, 5.000%, 7/01/21	No Opt. Call	A+	8,841,432

21,050	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	22,016,826

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,704,343
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,167,165

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,071,230
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	13,333,452

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	AA+	2,329,361
1,545	5.000%, 6/01/25	6/22 at 100.00	AA+	1,689,581
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,183,480

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
85	4.000%, 6/01/19	No Opt. Call	N/R	85,591
50	4.000%, 6/01/20	No Opt. Call	N/R	50,845
350	5.000%, 6/01/22	No Opt. Call	N/R	371,105

4,685	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,166,056

11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,194,198

3,100	Nevada State, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/18	No Opt. Call	AAA	3,115,996

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,550	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/23	6/21 at 100.00	AA+	$1,662,484

12,065	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)	No Opt. Call	A+	12,228,119

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,516,372
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,066,076

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,522,729
99,890	Total Nevada			105,736,683

	New Hampshire – 0.2%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	897,166

5,725	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Refunding Series 2009, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	5,852,324

1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	Baa1	1,964,881

845	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A–	808,944
9,305	Total New Hampshire			9,523,315

	New Jersey – 5.5%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,687,075
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,110,563

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	9,121,696

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
5,555	5.000%, 6/15/19	No Opt. Call	BBB+	5,657,212
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,146,337
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	14,846,876
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,656,185
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,189,342
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,702,848
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,172,313
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,122,616
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,317,100
950	4.250%, 6/15/27	6/22 at 100.00	BBB+	976,163
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,893,389

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
$1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	$1,470,541
2,215	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,417,252

9,595	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	9,380,264

25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	27,362,750

6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (Alternative Minimum Tax)	10/27 at 100.00	Ba1	6,347,340

350	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/41	7/26 at 100.00	A–	297,392

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB–	1,070,810

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,415	3.500%, 12/01/29 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	4,334,691
11,705	3.750%, 12/01/31 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	11,620,373
11,975	4.000%, 12/01/32 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	12,074,273
5,000	3.750%, 12/01/33 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	4,925,800

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
6,145	5.000%, 6/15/24	No Opt. Call	A+	6,777,751
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,264,006
9,395	5.000%, 6/15/30	6/26 at 100.00	A+	10,358,833
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	11,558,044

1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A–	817,963

5,240	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003B, 5.250%, 12/15/19	No Opt. Call	A–	5,418,998

10,630	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	11,635,917

1,730	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.250%, 6/15/36	6/21 at 100.00	A–	1,813,715

4,190	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	4,438,509

14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A–	15,034,740

20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A–	21,073,852

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A–	1,977,334
1,850	5.250%, 6/15/34	6/25 at 100.00	A–	2,015,297

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	$5,976,718

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	Baa1	4,520,272
2,950	3.000%, 1/01/21	No Opt. Call	Baa1	2,965,252

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
3,500	5.000%, 6/01/28	No Opt. Call	A–	4,007,465
3,080	5.000%, 6/01/30	6/28 at 100.00	A–	3,493,736
4,560	5.000%, 6/01/31	6/28 at 100.00	A–	5,132,462
6,000	5.000%, 6/01/35	6/28 at 100.00	A–	6,654,360
7,940	4.000%, 6/01/37	6/28 at 100.00	A–	7,964,932

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
25,600	3.200%, 6/01/27	No Opt. Call	BBB+	25,560,832
2,770	5.000%, 6/01/46	6/28 at 100.00	BBB	2,926,339
310,095	Total New Jersey			326,288,528

	New Mexico – 0.3%

5,255	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	5,125,674

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa2	15,172,542
20,105	Total New Mexico			20,298,216

	New York – 4.5%

4,060	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,273,556

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	337,914
500	5.000%, 1/01/25	No Opt. Call	A+	570,000

5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,227,624

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB–	2,134,137
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB–	1,571,290
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB–	1,445,613
1,500	5.000%, 12/01/32, 144A	6/27 at 100.00	BBB–	1,652,700

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	7,477,653

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
$10,055	5.000%, 5/15/24	5/22 at 100.00	AA	$11,018,068
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	10,153,983

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	100,139
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	930,953

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	5,956,524

200	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	203,164

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
135	5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	137,268
545	5.250%, 4/01/21 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	554,156
1,745	5.500%, 4/01/22 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	1,776,462
260	5.000%, 4/01/23 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	264,048
415	6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	424,018

90	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	N/R (4)	91,512

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,349,410

11,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J, 5.000%, 5/15/20	No Opt. Call	SP-1	11,511,280

12,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	SP-1	12,848,160

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A–	1,651,395
1,000	5.000%, 7/01/29	7/24 at 100.00	A–	1,095,410

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A–	714,978
2,455	5.000%, 7/01/32	7/24 at 100.00	A–	2,661,048

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	10,254,800

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	21,083,800

6,995	New York City, New York, General Obligation Bonds, Fiscal 2018 Series A, 5.000%, 8/01/19	No Opt. Call	AA	7,173,233

10,970	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	11,160,768

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
$2,000	5.000%, 1/01/34 (Alternative Minimum Tax)	1/28 at 100.00	Baa3	$2,198,640
13,485	4.000%, 1/01/36 (Alternative Minimum Tax)	1/28 at 100.00	Baa3	13,417,845

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
2,005	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	2,148,658
2,065	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	2,243,912

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,440	5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,560,859
2,045	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,076,411
8,075	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	8,178,118
9,565	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	10,238,759
24,710	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	26,135,026
27,585	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	29,103,003

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,024,010

10,025	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	11,330,355

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	860,230

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A–	2,680,765
2,695	5.000%, 7/01/29	7/24 at 100.00	A–	2,952,130
4,200	5.000%, 7/01/30	7/24 at 100.00	A–	4,584,594
2,100	5.000%, 7/01/31	7/24 at 100.00	A–	2,283,099
1,335	5.000%, 7/01/32	7/24 at 100.00	A–	1,447,047
3,080	5.000%, 7/01/33	7/24 at 100.00	A–	3,326,800
250,885	Total New York			265,595,325

	North Carolina – 0.7%

3,780	Chatham County, North Carolina, Limited Obligation Bonds, Series 2018, 3.125%, 11/01/35	11/28 at 100.00	AA+	3,589,488

780	Henderson County, North Carolina, Limited Obligation Bonds, Series 2018A, 3.375%, 6/01/37	6/28 at 100.00	AA	738,949

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	630,947

2,055	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	2,073,906

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,020	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	5,209,505
10,040	5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (4)	10,700,632

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$3,570	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	$3,598,453

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	1,440,253

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,181,428

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	202,078
39,085	Total North Carolina			41,365,639

	North Dakota – 0.7%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	129,038
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,333,397
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,048,532
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,596,850
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,075,320
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,177,571

2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,089,898

470	North Dakota Board of Higher Education, Housing and Auxiliary Facilities Revenue Bonds, North Dakota State University, Series 2017A, 3.250%, 4/01/35	4/27 at 100.00	AA–	445,175

	North Dakota Board of Higher Education, Housing and Auxiliary Facilities Revenue Bonds, North Dakota State University, Series 2017B:
1,010	3.125%, 4/01/34	4/27 at 100.00	AA–	952,248
1,280	3.250%, 4/01/35	4/27 at 100.00	AA–	1,212,390

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
1,815	5.000%, 6/01/28	No Opt. Call	BBB–	2,036,521
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB–	3,345,300
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB–	1,374,368
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB–	3,800,230
12,480	5.000%, 6/01/38	6/28 at 100.00	BBB–	13,429,978
37,170	Total North Dakota			40,046,816

	Ohio – 4.4%

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,042,101

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,255	5.375%, 6/01/24	11/18 at 100.00	B–	3,254,870
58,515	5.125%, 6/01/24	11/18 at 100.00	B–	58,021,133
11,965	5.875%, 6/01/30	11/18 at 100.00	B–	12,024,466
18,415	5.750%, 6/01/34	11/18 at 100.00	B–	18,415,000

5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA	5,577,203

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
$1,250	5.000%, 1/01/25 – AGM Insured	No Opt. Call	AA	$1,417,288
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,688,343
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,458,196
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,197,540
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	1,974,582

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 (Pre-refunded 1/01/19) – AGM Insured	1/19 at 100.00	AA (4)	3,265,272

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,760,129
1,780	5.000%, 12/01/23 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,842,959

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	12/18 at 100.00	A–	471,250

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,874,054

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	Aa3	775,000
870	4.000%, 10/01/19	No Opt. Call	Aa3	887,618
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,194,126
1,205	5.000%, 10/01/21	No Opt. Call	Aa3	1,300,159
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,060,477

2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	1,988,175

1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19) (7)	No Opt. Call	N/R	946,750

11,630	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/19 (7)	No Opt. Call	N/R	11,281,100

28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (7)	No Opt. Call	N/R	19,435,425

915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	618,769

3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20) (7)	No Opt. Call	N/R	2,441,263

250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (7)	No Opt. Call	N/R	169,062

1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (7)	No Opt. Call	N/R	989,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	$736,691

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,055,150

7,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,380,870

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	24,952,054

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	8,811,413

8,760	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	9,411,569

8,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (7)	No Opt. Call	N/R	5,748,125

3,855	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (7)	No Opt. Call	N/R	2,606,944

2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (7)	No Opt. Call	N/R	1,592,569

8,645	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20) (7)	No Opt. Call	N/R	5,846,181

1,945	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (7)	No Opt. Call	N/R	1,315,306

12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,930,086

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	503,300

2,715	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,758,603
275,325	Total Ohio			260,020,571

	Oklahoma – 1.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA–	2,433,171
1,415	4.000%, 9/01/23	9/21 at 100.00	AA–	1,475,887

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
2,940	5.000%, 6/01/21	No Opt. Call	A+	3,148,622
7,545	5.000%, 6/01/22	No Opt. Call	A+	8,237,178
3,080	5.000%, 6/01/23	No Opt. Call	A+	3,422,619

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
$1,470	5.000%, 12/01/28	12/27 at 100.00	A	$1,698,879
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,602,944

	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,555,719
3,145	5.000%, 9/01/31	9/26 at 100.00	A	3,526,268

3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A–	3,023,276

	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,047,180
2,115	5.000%, 9/01/22	No Opt. Call	A	2,292,026
1,000	5.000%, 9/01/23	No Opt. Call	A	1,100,800
1,870	5.000%, 9/01/24	No Opt. Call	A	2,077,664
2,490	5.000%, 9/01/26	No Opt. Call	A	2,808,521

	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,488,550
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,792,629

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,045	5.000%, 8/15/33	8/28 at 100.00	Baa3	6,721,254
16,530	5.000%, 8/15/38	8/28 at 100.00	Baa3	18,021,171

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	809,880
500	3.000%, 9/01/23	No Opt. Call	A–	502,040
600	5.000%, 9/01/24	No Opt. Call	A–	664,572
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,683,674

3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,549,008

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,400	5.000%, 9/01/25	9/23 at 100.00	AA–	3,777,366
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	11,828,647

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,074,160
7,910	5.000%, 9/01/26	9/25 at 100.00	AA–	9,018,112
98,205	Total Oklahoma			108,381,817

	Oregon – 0.9%

1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 0.000%, 6/15/38	No Opt. Call	AA+	1,828,558

1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (6)	6/27 at 100.00	Aa1	1,219,810

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	Aa1	$4,351,338

5,800	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	5,812,528

14,780	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory put 8/14/23)	No Opt. Call	A+	14,719,106

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA (4)	4,077,160

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	12,340,531

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	A+	3,831,445
1,925	5.000%, 5/15/33	5/26 at 100.00	A+	2,143,815
48,135	Total Oregon			50,324,291

	Pennsylvania – 5.5%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
10,000	4.000%, 4/01/37	4/28 at 100.00	A	9,974,100
6,000	4.000%, 4/01/38	4/28 at 100.00	A	5,959,800

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,102,830

1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba1	1,665,636

1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory put 6/01/20) (7)	No Opt. Call	N/R	811,500

2,990	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (7)	No Opt. Call	N/R	2,021,988

7,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	5,254,462

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (4)	1,339,078

1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,156,770

33,710	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	33,789,219

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,045,620
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,104,400

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
$200	4.000%, 6/01/19	No Opt. Call	Ba1	$200,826
410	5.000%, 6/01/22	No Opt. Call	Ba1	430,381
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	831,167
520	5.000%, 6/01/25	6/23 at 100.00	Ba1	543,020
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	387,372
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	483,248

12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)	No Opt. Call	A1	12,120,917

10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)	No Opt. Call	A1	10,144,120

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)	12/19 at 100.00	N/R (4)	3,351,039

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,886,784

4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20) (7)	No Opt. Call	N/R	2,742,194

3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18) (7)	No Opt. Call	N/R	2,336,444

2,410	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,500,013

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,236,549
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,543,754
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,528,827

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	566,215
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,229,762
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,795,229
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,281,219
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,392,071

10,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2017A, 1.700%, 8/01/37 (Mandatory put 8/03/20) (Alternative Minimum Tax)	No Opt. Call	A–	10,337,040

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
2,275	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,292,381
1,710	5.000%, 7/01/21	11/18 at 100.00	Aaa	1,724,142

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$19,830	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	$18,375,469

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
6,770	2.800%, 10/01/31	10/25 at 100.00	AA+	6,352,900
11,185	3.100%, 10/01/36	10/25 at 100.00	AA+	10,322,748

15,590	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (Alternative Minimum Tax)	4/27 at 100.00	AA+	14,756,091

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34 (6)	No Opt. Call	AA–	1,852,460

16,080	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38 (6)	12/27 at 100.00	A	19,592,033

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,666,568
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,163,459
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	24,235,267

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,500	5.000%, 12/01/29	12/27 at 100.00	A3	2,818,875
3,170	5.000%, 12/01/31	12/27 at 100.00	A3	3,545,170

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
3,135	5.000%, 12/01/31	12/27 at 100.00	A3	3,506,027
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,508,795
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	1,997,340

12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	13,628,436

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,135,250

3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,342,570

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,311,747

3,015	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	3,175,036

	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B:
1,525	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A	1,558,718
3,100	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	3,251,714
1,250	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,336,900

2,650	Quakertown General Authority Health Facilities, Pennsylvania, Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,607,733

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 2.335%, 12/01/24 (3-Month LIBOR*67% reference rate + 0.78% spread) (8)	12/18 at 100.00	AA–	11,105,471

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$4,735	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	$5,049,499

2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,225,758

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	A+	1,446,886
730	5.000%, 12/01/20	No Opt. Call	A+	770,245
1,105	5.000%, 12/01/21	No Opt. Call	A+	1,190,593
1,625	5.000%, 12/01/22	No Opt. Call	A+	1,782,625
1,705	5.000%, 12/01/23	6/23 at 100.00	A+	1,886,736
1,795	5.000%, 12/01/24	6/23 at 100.00	A+	1,978,018

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	61,101

105	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	107,277

5,310	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A–	4,905,006
324,110	Total Pennsylvania			327,660,638

	Rhode Island – 0.4%

4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BB–(4)	4,988,841

136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	12/18 at 13.81	CCC+	17,204,644
140,495	Total Rhode Island			22,193,485

	South Carolina – 1.0%

5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	6,296,801

	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
1,000	5.000%, 11/01/34	5/26 at 100.00	A1	1,085,910
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,264,887

9,725	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory put 2/01/24)	11/23 at 100.30	Aa2	10,269,211

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A	1,954,359
7,500	5.000%, 11/01/27	11/22 at 100.00	A	8,198,550
1,275	5.000%, 11/01/29	11/22 at 100.00	A	1,392,721

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,022,614
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,110,496

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
$3,015	5.000%, 12/01/31	6/25 at 100.00	A+	$3,272,270
8,280	5.000%, 12/01/50	6/25 at 100.00	A+	8,705,344

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,015	5.000%, 12/01/29	6/26 at 100.00	A+	7,751,435
3,835	5.000%, 12/01/31	6/26 at 100.00	A+	4,199,670

1,265	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,346,643
57,535	Total South Carolina			61,870,911

	South Dakota – 0.1%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	576,849
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,113,580

2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	A1	2,738,049

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,029,720
4,935	Total South Dakota			5,458,198

	Tennessee – 1.7%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	2,271,682

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB+	2,469,099

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,564,423

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23	12/18 at 100.00	A+	987,551

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2017:
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,585,562
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,744,675
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	2,972,975

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,468,642
3,180	5.000%, 1/01/23	No Opt. Call	A	3,494,311
1,300	4.000%, 1/01/23	No Opt. Call	A	1,376,453
1,995	5.000%, 1/01/24	1/23 at 100.00	A	2,193,024

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,585,746
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,670,276
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,327,656

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA	$4,569,944

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA	1,036,660
1,860	5.250%, 11/01/25	11/19 at 100.00	AA	1,921,826

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A3	9,129,782

1,460	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	1,489,930

5,300	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,198,134

6,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory put 11/01/25)	8/25 at 105.00	A3	7,024,688

13,380	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	14,096,633

24,150	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory put 5/01/23)	5/23 at 100.43	N/R	25,302,438
96,120	Total Tennessee			101,482,110

	Texas – 5.5%

1,085	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/30	1/27 at 100.00	BBB+	1,217,533

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB+	3,632,557

3,445	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,749,917

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	BBB+	2,155,857
1,390	5.000%, 1/01/33	7/25 at 100.00	BBB+	1,536,242
1,165	5.000%, 1/01/34	7/25 at 100.00	BBB+	1,284,611

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	BBB+	2,220,200
1,650	5.000%, 1/01/35	1/26 at 100.00	BBB+	1,822,689

865	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB+	884,852

2,800	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	2,989,336

5,200	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa (4)	5,560,360

455	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	464,664

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,545	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	$1,578,217

7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,003,544

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	905,126
550	4.000%, 3/01/22	3/21 at 100.00	A–	567,243
800	4.000%, 3/01/23	3/21 at 100.00	A–	823,376
440	4.250%, 3/01/25	3/21 at 100.00	A–	456,034

1,825	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	12/22 at 100.00	A+	2,012,665

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
5,215	5.000%, 12/01/26	12/24 at 100.00	A+	5,879,078
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,510,858
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,351,360
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	6,801,959

5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,743,379

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	1,967,004

4,390	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	12/18 at 100.00	AA+ (4)	4,533,026

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,285,530
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,559,097
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,842,988

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 10.781%, 11/01/41, 144A (IF) (5)	11/21 at 100.00	AA+	2,824,762

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	309,920
425	5.000%, 11/15/23	No Opt. Call	A3	469,294

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,471,191
4,510	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,104,959
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,615,474
12,040	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,519,836

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
$2,270	5.000%, 7/01/19	No Opt. Call	A	$2,316,762
2,380	5.000%, 7/01/20	No Opt. Call	A	2,491,027

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,037,845
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,170,233

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	20,236,977
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,412,600

2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB	2,621,024

	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	3,491,760
2,500	5.000%, 11/15/33	11/28 at 100.00	Aa2	2,893,325

6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,549,480

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	7,233,520
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	3,340,719

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,223,740

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,131,470
2,025	5.000%, 11/01/27 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,281,588
1,570	5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,761,477
2,000	5.000%, 11/01/29 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,234,480
2,000	5.000%, 11/01/30 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,227,760

2,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,862,746

	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
2,135	5.000%, 5/15/21	No Opt. Call	A	2,288,571
1,845	5.000%, 5/15/22	No Opt. Call	A	2,019,703

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,173,134
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,814,955

1,310	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,350,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
$4,380	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	$4,839,287
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	5,214,939
3,930	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	4,342,100
7,025	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,761,641

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,370	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	2,553,367
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	10,778,056

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	9,398,464
5,040	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	5,472,936

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	12/18 at 100.00	AAA	871,775

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,155,590

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,407,628

50	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	12/18 at 100.00	AAA	50,110

3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	AA+	3,032,280

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,385,450

4,750	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,086,110

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,596,385

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	17,658,225

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,900	4.000%, 8/15/19	No Opt. Call	A	2,946,400
3,015	4.000%, 8/15/20	No Opt. Call	A	3,113,229
3,135	4.000%, 8/15/21	No Opt. Call	A	3,233,564

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,616,488
297,970	Total Texas			322,334,058

	Utah – 0.2%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41 (Pre-refunded 8/15/19)	8/19 at 100.00	AA+ (4)	6,508,638

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
$3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	$3,684,855
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,206,500
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,498,861
13,950	Total Utah			14,898,854

	Virginia – 1.6%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	10,973,864

10,000	King George County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, King George Landfill, Inc. Project, Variable Rate Demand Series 2003A, 2.250%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	9,986,200

10,585	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	4/20 at 100.00	AA+	10,378,169

1,680	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,444,565

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	758,655

1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A–	1,124,494

710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	732,500

	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
2,000	5.000%, 12/31/47 (Alternative Minimum Tax)	6/27 at 100.00	BBB	2,146,240
21,360	5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	BBB	22,872,929
15,090	5.000%, 12/31/52 (Alternative Minimum Tax)	6/27 at 100.00	BBB	16,112,951

6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,352,546

8,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	8,622,580
89,600	Total Virginia			92,505,693

	Washington – 1.1%

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	266,717

2,265	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,390,617

6,000	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2018, 5.000%, 12/01/19	No Opt. Call	AA+	6,210,840

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	$6,321,900

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,089,650
1,270	5.000%, 1/01/27	7/25 at 100.00	A+	1,429,004

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,295	5.000%, 11/15/22	No Opt. Call	A+	1,428,955
2,020	5.000%, 11/15/24	5/24 at 100.00	A+	2,274,136

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,000	5.000%, 10/01/30	10/28 at 100.00	AA–	4,682,800
2,750	5.000%, 10/01/31	10/28 at 100.00	AA–	3,206,500
3,010	5.000%, 10/01/32	10/28 at 100.00	AA–	3,498,403
2,600	5.000%, 10/01/33	10/28 at 100.00	AA–	3,009,760

	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,120	5.000%, 8/15/29	8/27 at 100.00	BBB	5,721,754
1,500	5.000%, 8/15/32	8/27 at 100.00	BBB	1,656,975
7,000	5.000%, 8/15/34	8/27 at 100.00	BBB	7,676,900

1,330	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	1,362,133

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,845	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,902,509
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,069,720

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,347,825

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,673,366
60,665	Total Washington			66,220,464

	West Virginia – 0.6%

5,415	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,202,407

10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	10,118,792

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory put 6/01/22)	No Opt. Call	A–	5,976,000

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory put 6/01/22)	No Opt. Call	A–	5,976,000

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

$4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory put 4/01/22) (Alternative Minimum Tax)	No Opt. Call	A–	$4,815,703

1,015	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,103,011

1,415	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A (4)	1,423,066
35,010	Total West Virginia			34,614,979

	Wisconsin – 3.0%

24,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	27,521,492

11,040	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017, 5.000%, 9/30/49 (Alternative Minimum Tax)	9/27 at 100.00	BBB–	11,858,506

5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-1, 2.625%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	5,294,190

7,770	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	7,519,184

4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB–	4,502,035

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA–	349,043
470	5.000%, 4/01/22	No Opt. Call	AA–	512,906

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
590	5.000%, 12/01/26	11/24 at 100.00	AA–	665,614
3,890	5.000%, 12/01/27	11/24 at 100.00	AA–	4,369,987

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	AA (4)	1,100,764
14,395	5.000%, 7/15/27 (Pre-refunded 7/15/21) – AGM Insured	7/21 at 100.00	AA (4)	15,534,796

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	2,192,376

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 4.350%, 8/15/19 (ETM)	No Opt. Call	AA (4)	1,485,701

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29 (Pre-refunded 2/15/20)	2/20 at 100.00	AA (4)	9,086,160

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A–	5,348,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$420	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	$427,358

3,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	3,467,079

1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	1,950,725

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,685,566

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	N/R	1,041,320

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA–	919,042
1,275	5.000%, 12/15/25	12/24 at 100.00	AA–	1,435,969

8,145	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	Aa2	8,336,245

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
855	6.000%, 5/01/27 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	875,383
260	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	266,198
1,805	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	1,848,031
495	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	506,088
4,740	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	4,846,176
35,170	6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	36,008,453

5,715	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24	5/22 at 100.00	Aa1	6,254,725

85	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00	N/R (4)	93,396

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,110	5.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,135,630
3,355	5.000%, 7/01/25 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	3,432,467
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	4,092,360
169,710	Total Wisconsin			178,963,715

	Wyoming – 0.2%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BB+	5,688,375

6,960	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00	AA+	7,043,520
12,460	Total Wyoming			12,731,895
$5,748,767	Total Municipal Bonds (cost $5,633,592,024)			5,725,947,789

Shares	Description (1), (9)			Value

	INVESTMENT COMPANIES – 0.1%

6,325,000	Eaton Vance Municipal Income Trust			$6,324,431
	Total Investment Companies (cost $6,325,000)			6,324,431

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$204	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/19	N/R	$132,763

57	Las Vegas Monorail Company, Senior Interest Bonds, (5), (10), (11)	5.500%	7/15/55	N/R	28,770
$261	Total Corporate Bonds (cost $14,297)				161,533
	Total Long-Term Investments (cost $5,639,931,321)				5,732,433,753

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	MUNICIPAL BONDS – 2.1%

	Florida – 1.6%

$28,000	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Series 2013, 1.790%, 8/01/27, 144A (12)	5/19 at 100.00		A-2	$28,000,000

4,195	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Series 2013, 1.790%, 5/01/31, 144A (12)	No Opt. Call		A-2	4,195,000

49,150	Miami-Dade County School Board, Florida, Certificates of Participation, Tender Option Bond Floater 2013-005, Variable Rate Demand Obligations, 1.790%, 5/01/37, 144A (12)	12/18 at 100.00		A-2	49,150,000

13,810	Miami-Dade County School Board, Florida, Certificates of Participation, Tender Option Bond Floater 2013-DCL003, Variable Rate Demand Obligations, 1.790%, 9/25/24, 144A (12)	5/19 at 100.00		A-2	13,810,000
95,155	Total Florida				95,155,000

	New Hampshire – 0.2%

12,370	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, Variable Rate Demand Obligations, 1.000%, 10/01/33 (WI/DD, Settling 10/02/18) (12)	No Opt. Call		A–	12,370,000

	New York – 0.3%

15,875	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 1999A-1, Variable Rate Demand Obligations, 1.570%, 11/15/28 (12)	12/18 at 100.00		A-1+	15,875,000
$123,400	Total Short-Term Investments (cost $123,400,000)				123,400,000
	Total Investments (cost $5,763,331,321) – 99.2%				5,855,833,753
	Borrowings – (0.3)% (13)				(17,200,000)
	Other Assets Less Liabilities – 1.1%				65,197,294
	Net Assets – 100%				$5,903,831,047

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(7)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	Variable rate security. The rate shown is the coupon as of the end of the period.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)

During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(12)

Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(13)	Borrowings as a percentage of Total Investments is 0.3%

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 98.6%

	Alabama – 2.3%

$9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory put 12/01/23)	9/23 at 100.31	A3	$10,302,702

32,835	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	Aa2	34,069,924

35,190	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory put 7/01/22)	4/22 at 100.52	Aa2	36,860,117

6,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.850%, 6/01/34 (Mandatory put 3/24/20)	No Opt. Call	A1	5,916,300

19,970	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory put 6/01/24)	3/24 at 100.28	A3	21,013,033
103,785	Total Alabama			108,162,076

	Alaska – 0.4%

4,575	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	12/19 at 100.00	MIG-2	4,618,097

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,810,322
3,565	5.000%, 1/01/26 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,931,019

1,360	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/19	No Opt. Call	A1	1,380,019

	Anchorage, Alaska, General Obligation Bonds, Schools Series 2013A:
1,710	5.000%, 8/01/21	No Opt. Call	AAA	1,844,560
1,795	5.000%, 8/01/22	No Opt. Call	AAA	1,978,611

995	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	11/18 at 100.00	Ba2	995,239

3,645	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,854,259
19,300	Total Alaska			20,412,126

	Arizona – 1.7%

2,975	Arizona State, Certificates of Participation, Series 2010A, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,064,190

120	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	126,148

9,275	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory put 8/14/23)	No Opt. Call	A+	9,219,999

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,625	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory put 8/14/23) (Alternative Minimum Tax)	No Opt. Call	A+	$1,617,623

1,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	1,715,085

2,220	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding AMT Series 2017A, 1.800%, 9/01/32 (Mandatory put 5/21/20) (Alternative Minimum Tax)	No Opt. Call	A+	2,195,913

1,200	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.600%, 3/01/39 (Mandatory put 5/21/20)	No Opt. Call	A+	1,185,060

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
335	5.000%, 7/01/19	No Opt. Call	AAA	342,658
575	5.000%, 7/01/20	No Opt. Call	AAA	604,659
765	5.000%, 7/01/21	No Opt. Call	AAA	822,620

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory put 6/01/20)	No Opt. Call	BBB+	10,989,110

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	507,855
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	595,137
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,643,500
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	797,167

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa3	1,366,418

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,473,664
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,336,606
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,188,061

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,415	5.000%, 7/01/21	No Opt. Call	AA	2,596,898
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,427,519

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,158,262

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,645,105
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,589,218

295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	306,608

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,305	5.000%, 8/01/22	No Opt. Call	AA	1,435,970
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,237,720
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,266,160

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	$1,133,080

6,655	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory put 10/18/24)	No Opt. Call	AA–	7,531,064
76,755	Total Arizona			81,119,077

	Arkansas – 0.5%

8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,529,091

	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017:
1,000	5.000%, 3/01/19	No Opt. Call	A	1,011,740
1,200	5.000%, 3/01/20	No Opt. Call	A	1,245,816
1,400	5.000%, 3/01/21	No Opt. Call	A	1,486,884

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/19	No Opt. Call	A+	510,830
670	5.000%, 7/01/21	No Opt. Call	A+	717,871

	Pulaski County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
890	4.000%, 7/01/19	No Opt. Call	N/R	891,193
995	4.000%, 7/01/20	No Opt. Call	N/R	997,786
1,020	4.000%, 7/01/21	No Opt. Call	N/R	1,022,060
1,075	4.000%, 7/01/22	No Opt. Call	N/R	1,066,830
1,180	5.250%, 7/01/27	7/23 at 100.00	N/R	1,162,843
470	5.250%, 7/01/28	7/23 at 100.00	N/R	462,226

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	552,250
1,740	5.000%, 12/01/23	No Opt. Call	A+	1,950,349
2,110	5.000%, 12/01/24	No Opt. Call	A+	2,395,335
23,355	Total Arkansas			25,003,104

	California – 2.6%

7,965	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	7,670,932

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,116,560

	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2008:
6,800	1.050%, 12/01/18	No Opt. Call	A3	6,783,000
4,050	1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	Baa1	3,837,659

3,350	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2010E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	Baa1	3,174,360

19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (Alternative Minimum Tax)	6/28 at 100.00	AA	18,924,979

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$1,565	5.000%, 2/01/22	No Opt. Call	A–	$1,693,925
2,600	5.000%, 2/01/23	No Opt. Call	A–	2,866,240
1,920	5.000%, 2/01/24	No Opt. Call	A–	2,148,941
1,700	5.000%, 2/01/25	No Opt. Call	A–	1,926,066
2,000	5.000%, 2/01/26	No Opt. Call	A–	2,292,540
1,500	5.000%, 2/01/27	No Opt. Call	A–	1,730,385

5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2017A, 2.000%, 12/01/44 (Mandatory put 12/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	4,967,400

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,361,770

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	5,994,086

6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,423,578

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
260	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	266,895
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	128,315

16,995	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	12/18 at 100.00	N/R	16,995,850

765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A–	864,580

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,350	5.000%, 1/01/19	No Opt. Call	BBB	2,359,800
2,470	5.000%, 1/01/20	No Opt. Call	BBB	2,520,462
2,590	5.000%, 1/01/21	No Opt. Call	BBB	2,676,532

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	538,120

2,765	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,085,215

190	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	N/R (4)	190,000

2,700	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,108,294

2,960	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (4)	3,072,717

90	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa (4)	100,815

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,545	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA	$4,104,968

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,340,117
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,257,242
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,224,513
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,074,256
120,875	Total California			122,821,112

	Colorado – 1.7%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	2,855,765

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	802,699
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,063,010
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,528,797

1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	BBB	1,042,300

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,201,050

3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	3,033,924

16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)	No Opt. Call	BBB+	18,163,589

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A:
7,575	5.000%, 2/01/19	No Opt. Call	BBB+	7,639,312
5,205	5.000%, 2/01/20	No Opt. Call	BBB+	5,366,459
4,830	5.000%, 2/01/21	No Opt. Call	BBB+	5,079,131

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
500	4.000%, 6/01/19	No Opt. Call	A–	505,885
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,026,080
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,127,480
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,488,301
500	5.000%, 6/01/23	No Opt. Call	A–	548,680

250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	249,745

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A :
610	3.500%, 12/01/21	No Opt. Call	N/R	616,923
530	4.500%, 12/01/27	12/22 at 103.00	N/R	544,676

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A+	$1,548,690

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
1,060	5.000%, 9/01/19	No Opt. Call	A	1,089,224
1,175	5.000%, 9/01/20	No Opt. Call	A	1,238,121

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,331	3.625%, 12/01/21	No Opt. Call	N/R	2,368,669
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,829,858

5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc. Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory put 10/03/22)	No Opt. Call	A	5,628,246

1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18, 144A	No Opt. Call	N/R	1,004,180
75,971	Total Colorado			79,590,794

	Connecticut – 3.3%

12,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2013A, 1.000%, 7/01/42 (Mandatory put 7/01/19)	No Opt. Call	AAA	11,908,680

6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory put 7/12/21)	No Opt. Call	AAA	6,902,632

19,740	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.000%, 7/01/42 (Mandatory put 7/01/19)	No Opt. Call	AAA	19,589,779

4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory put 7/01/22)	No Opt. Call	AAA	4,955,805

22,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 5.000%, 7/01/37 (Mandatory put 7/01/20)	No Opt. Call	AAA	23,103,740

27,700	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	27,603,881

18,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	18,037,193

	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,390	5.000%, 4/15/21	No Opt. Call	A1	5,725,905
7,145	5.000%, 4/15/22	No Opt. Call	A1	7,718,172

	Connecticut State, General Obligation Bonds, Refunding Series 2018C:
8,000	3.000%, 6/15/19	No Opt. Call	A1	8,049,280
1,320	5.000%, 6/15/22	No Opt. Call	A1	1,429,639

	Connecticut State, General Obligation Bonds, Refunding Series 2018F:
1,025	5.000%, 9/15/20	No Opt. Call	A1	1,074,733
650	5.000%, 9/15/21	No Opt. Call	A1	695,968

490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	531,385

5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,252,050

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$455	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	A–	$461,693

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	1,943,495
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,094,360

890	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA–	981,732

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
395	3.000%, 12/15/19	No Opt. Call	AA	398,863
525	5.000%, 12/15/21	No Opt. Call	AA	564,464

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,257,279
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,168,540
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,080,860
151,260	Total Connecticut			154,530,128

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,905	5.000%, 7/01/19	No Opt. Call	BBB+	1,935,690
2,000	5.000%, 7/01/20	No Opt. Call	BBB+	2,070,620
275	5.000%, 7/01/21	No Opt. Call	BBB+	289,314
4,180	Total Delaware			4,295,624

	District of Columbia – 1.2%

16,090	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/24	12/19 at 100.00	AAA	16,640,278

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,165	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	8,927,121
10,830	5.000%, 10/01/23 (Alternative Minimum Tax)	No Opt. Call	AA–	12,013,827
8,875	5.000%, 10/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	9,956,419
7,240	5.000%, 10/01/25 (Alternative Minimum Tax)	No Opt. Call	AA–	8,211,318
51,200	Total District of Columbia			55,748,963

	Florida – 4.8%

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	5,653,500
5,000	5.000%, 10/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	5,715,050
2,295	5.000%, 10/01/26 (Alternative Minimum Tax)	10/25 at 100.00	A+	2,596,678
4,110	5.000%, 10/01/27 (Alternative Minimum Tax)	10/25 at 100.00	A+	4,628,107

	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,080	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,140,080
1,585	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	1,711,610
1,000	5.000%, 10/01/23 (Alternative Minimum Tax)	No Opt. Call	A+	1,117,260

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
960	1.650%, 9/01/19 – AGM Insured	No Opt. Call	AA	953,683
935	1.900%, 9/01/20 – AGM Insured	No Opt. Call	AA	920,638
960	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	936,614
1,225	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,184,073

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
$5,030	5.000%, 6/01/20	12/19 at 100.00	AA	$5,193,777
18,050	5.000%, 6/01/22	12/21 at 100.00	AA	19,562,951
10,480	5.000%, 6/01/25	12/24 at 100.00	AA	11,903,603

395	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/19	No Opt. Call	AA	402,608

2,095	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	2,090,978

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,204,694

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,801,609

39,785	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	41,491,379

2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,338,663

	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
1,020	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	1,107,037
3,120	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,521,825
2,550	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	2,940,991
2,295	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,670,600
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,334,092
2,750	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,177,680
2,310	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,648,669

2,525	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,673,091

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	BBB+	363,279

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,040	5.000%, 7/01/20	No Opt. Call	A+	3,190,358
2,315	5.000%, 7/01/21	No Opt. Call	A+	2,490,662
1,805	5.000%, 7/01/22	No Opt. Call	A+	1,984,399
4,000	5.000%, 7/01/23	No Opt. Call	A+	4,482,920

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,733,940
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,009,600

2,770	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A+	2,875,897

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
$1,790	5.000%, 4/01/19	No Opt. Call	AA	$1,817,870
1,880	5.000%, 4/01/20	No Opt. Call	AA	1,961,366

5,280	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A+	5,441,304

10,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/27 (Mandatory put 10/01/20)	No Opt. Call	AA	10,556,300

	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,290,180
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	10,512,933

85	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	91,995

4,915	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,315,032

	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	AA–	580,717
500	5.000%, 9/01/22	No Opt. Call	AA–	549,065
510	5.000%, 9/01/23	No Opt. Call	AA–	570,103

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA–	1,377,626
440	5.000%, 8/15/22	No Opt. Call	AA–	483,217
1,760	5.000%, 8/15/23	No Opt. Call	AA–	1,966,483
2,000	5.000%, 8/15/24	No Opt. Call	AA–	2,265,480
5,500	5.000%, 8/15/25	No Opt. Call	AA–	6,310,425

5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	6,698,326

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,566,010
865	5.000%, 9/01/20	No Opt. Call	A+	909,963
785	5.000%, 9/01/21	No Opt. Call	A+	844,621

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A–	579,831

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	329,178

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	93,386

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/19 (6)	No Opt. Call	N/R	2

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	12/18 at 82.81	N/R	366,362

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	12/18 at 68.13	N/R	$183,476

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	12/18 at 100.00	N/R	3
212,145	Total Florida			228,413,849

	Georgia – 1.5%

15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory put 6/18/21)	No Opt. Call	A–	14,775,572

	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2012:
7,000	1.850%, 12/01/49 (Mandatory put 8/22/19)	No Opt. Call	A–	6,946,800
3,000	1.850%, 12/01/49 (Mandatory put 8/22/19)	No Opt. Call	A–	2,977,200

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A–	2,996,010

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004B, 1.875%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	2,988,660

1,515	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,673,408

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory put 12/11/20)	No Opt. Call	Baa1	7,986,320

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	2,116,514

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	AAA (4)	11,646,950

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009, 2.350%, 10/01/48 (Mandatory put 12/11/20)	No Opt. Call	A3	1,990,220

3,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010-1, 1.400%, 6/01/49 (Mandatory put 9/19/19)	No Opt. Call	A2	3,703,200

3,005	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/19	No Opt. Call	AA–	3,091,153

5,270	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory put 6/01/19)	3/19 at 100.00	A	5,266,469

580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa2	606,576
68,915	Total Georgia			68,765,052

	Hawaii – 0.9%

15,900	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)	No Opt. Call	A–	15,635,583

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

$6,295	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA+	$6,327,608

120	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	120,622

	Hawaii State, General Obligation Bonds, Series 2013EH:
6,850	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	7,408,686
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	70,301

1,490	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	1,493,308

5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	6,710,175

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,474,542
38,610	Total Hawaii			40,240,825

	Idaho – 0.8%

	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2018A:
4,500	5.000%, 3/01/25	No Opt. Call	A–	5,066,190
3,020	5.000%, 3/01/26	No Opt. Call	A–	3,425,193
4,320	5.000%, 3/01/27	No Opt. Call	A–	4,934,002
4,815	5.000%, 3/01/29	9/28 at 100.00	A–	5,515,342
4,880	5.000%, 3/01/31	9/28 at 100.00	A–	5,506,006

12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB–	12,721,055
34,470	Total Idaho			37,167,788

	Illinois – 12.2%

	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
250	4.000%, 2/01/19 – AGM Insured	No Opt. Call	AA	251,522
250	4.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	255,698
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	258,375
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	604,598
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,440,853
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,626,879

535	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (4)	549,889

2,645	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	2,807,562

422	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	405,280

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
320	1.500%, 3/01/19 – BAM Insured	No Opt. Call	AA	318,371
392	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	386,104
237	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	233,436
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	465,768
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	283,312

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	B+	$23,194,710

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
5,000	5.000%, 12/01/19	No Opt. Call	B+	5,093,750
7,080	5.000%, 12/01/20	No Opt. Call	B+	7,278,311
8,340	5.000%, 12/01/21	No Opt. Call	B+	8,642,825
12,000	5.000%, 12/01/22	No Opt. Call	B+	12,506,880

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,000	4.000%, 12/01/20	No Opt. Call	B+	6,044,340
3,205	4.000%, 12/01/22	No Opt. Call	B+	3,218,301

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,279,200

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	2,855,530
1,885	5.000%, 1/01/21	No Opt. Call	A	1,997,912

2,905	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured (Pre-refunded 12/01/18)	12/18 at 100.00	BBB+ (4)	2,914,093

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,670	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,677,899
2,395	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,406,137

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,230	5.000%, 1/01/23	No Opt. Call	BBB+	6,636,009
7,380	5.000%, 1/01/24	No Opt. Call	BBB+	7,924,349
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,541,274
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,994,394

2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	2,110,901

	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,111,150
1,800	5.000%, 12/01/25 – BAM Insured	12/24 at 100.00	AA	2,005,434

2,825	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,123,772

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA–	5,036,092

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA–	3,326,735

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA–	3,729,454
3,000	5.000%, 11/15/33	11/22 at 100.00	AA–	3,182,940

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
1,800	5.000%, 11/15/18	No Opt. Call	AA–	1,806,372
2,940	5.000%, 11/15/19	No Opt. Call	AA–	3,030,140

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
$1,000	0.000%, 12/15/26	No Opt. Call	Aa1	$783,920
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	791,122

375	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 1.550%, 3/01/19 – BAM Insured	No Opt. Call	AA	373,208

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
725	1.550%, 3/01/19 – BAM Insured	No Opt. Call	AA	721,034
760	1.800%, 3/01/20 – BAM Insured	No Opt. Call	AA	748,433
795	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	772,295
835	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	806,226

10,695	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,666,551

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	Aa2	9,985,700

19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	19,299,530

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory put 11/01/21)	No Opt. Call	A	10,880,770

1,010	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,061,924

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	987,895

10,140	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	AA+	10,053,709

	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
4,145	5.000%, 2/15/20	No Opt. Call	AA+	4,286,925
5,605	5.000%, 2/15/21	No Opt. Call	AA+	5,973,305
5,430	5.000%, 2/15/22	No Opt. Call	AA+	5,913,650
4,000	5.000%, 2/15/23	No Opt. Call	AA+	4,439,400

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
930	5.000%, 9/01/19	No Opt. Call	BB+	955,380
8,665	5.000%, 9/01/27	9/22 at 100.00	BB+	9,413,743

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
370	5.000%, 9/01/19	No Opt. Call	BB+	380,097
770	5.000%, 9/01/20	No Opt. Call	BB+	811,064
350	5.000%, 9/01/21	No Opt. Call	BB+	377,097
770	5.000%, 9/01/22	No Opt. Call	BB+	846,769
620	5.000%, 9/01/23	No Opt. Call	BB+	693,675
2,240	5.000%, 9/01/24	No Opt. Call	BB+	2,540,765
865	5.000%, 9/01/25	9/24 at 100.00	BB+	979,621

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
$2,500	5.000%, 12/01/21	No Opt. Call	A3	$2,677,075
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,011,239

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
855	5.000%, 7/01/21	No Opt. Call	A	913,491
1,000	5.000%, 7/01/23	No Opt. Call	A	1,103,200
920	5.000%, 7/01/24	No Opt. Call	A	1,025,690

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,809,119
1,100	5.000%, 11/15/21	No Opt. Call	A	1,183,721

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,003,490
1,190	5.000%, 11/15/20	No Opt. Call	A+	1,258,092

405	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005C, 5.250%, 8/15/19 (ETM)	No Opt. Call	AA (4)	416,316

830	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	A+	928,231

	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,000	5.000%, 8/15/19	No Opt. Call	BBB	1,019,430
1,400	5.000%, 8/15/21	No Opt. Call	BBB	1,481,130
1,000	5.000%, 8/15/22	No Opt. Call	BBB	1,073,650
1,015	5.000%, 8/15/24	No Opt. Call	BBB	1,113,729
2,000	5.000%, 8/15/25	No Opt. Call	BBB	2,212,560
3,000	5.000%, 8/15/26	No Opt. Call	BBB	3,342,030

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,045	5.000%, 10/01/19	No Opt. Call	AA+	1,075,483
2,200	5.000%, 10/01/20	No Opt. Call	AA+	2,326,368

5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,652,017

2,590	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	2,537,371

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,029,580
4,035	5.000%, 2/01/20	No Opt. Call	A1	4,187,644
10,930	5.000%, 2/01/21	No Opt. Call	A1	11,618,699
5,070	5.000%, 2/01/22	No Opt. Call	A1	5,492,737
2,600	5.000%, 2/01/25	No Opt. Call	A1	2,937,662

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	BBB	660,168
1,390	5.000%, 2/01/20	No Opt. Call	BBB	1,427,224
4,175	5.000%, 2/01/22	No Opt. Call	BBB	4,358,032

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	$3,434,540

	Illinois State, General Obligation Bonds, November Series 2017D:
350	5.000%, 11/01/21	No Opt. Call	BBB	365,403
20,645	5.000%, 11/01/22	No Opt. Call	BBB	21,684,269
31,900	5.000%, 11/01/23	No Opt. Call	BBB	33,592,295
8,420	5.000%, 11/01/24	No Opt. Call	BBB	8,898,172
3,950	3.250%, 11/01/26	No Opt. Call	BBB	3,690,366
15,250	5.000%, 11/01/27	No Opt. Call	BBB	16,103,695

5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/21	No Opt. Call	BBB	5,176,450

1,290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	BBB	1,326,494

14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB	15,027,942

4,120	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	BBB	4,263,294

	Illinois State, General Obligation Bonds, Series 2013:
4,190	5.000%, 7/01/21	No Opt. Call	BBB	4,360,868
3,140	5.500%, 7/01/25	7/23 at 100.00	BBB	3,386,647

6,220	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013, 5.000%, 6/15/19	No Opt. Call	AA–	6,333,142

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,615	5.000%, 12/01/20	No Opt. Call	AA–	1,712,821
1,750	5.000%, 12/01/21	No Opt. Call	AA–	1,897,805
2,100	5.000%, 12/01/22	No Opt. Call	AA–	2,322,978

11,945	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,417,102

5,115	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2011, 4.000%, 1/01/19	No Opt. Call	AA+	5,139,808

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,500	5.000%, 1/01/26	No Opt. Call	AA+	2,856,625
5,055	5.000%, 1/01/27	1/26 at 100.00	AA+	5,747,687

1,250	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C, 5.000%, 1/01/19	No Opt. Call	AA–	1,258,988

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,057,773
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,097,830
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,212,260
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,421,312

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
1,250	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,253,738
3,225	4.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	3,288,662
2,100	4.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	2,160,522

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
$725	5.000%, 12/15/25	No Opt. Call	BB+	$784,552
1,925	5.000%, 12/15/26	No Opt. Call	BB+	2,089,203
360	5.000%, 12/15/27	No Opt. Call	BB+	392,972
1,945	5.000%, 12/15/28	12/27 at 100.00	BB+	2,148,583
650	5.000%, 12/15/30	12/27 at 100.00	BB+	711,646

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
290	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	286,584
388	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	381,012
388	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	376,899

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,507,631

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
11,745	5.000%, 6/01/19	No Opt. Call	A	11,952,417
6,025	5.250%, 6/01/20	No Opt. Call	A	6,303,234
280	5.250%, 6/01/21	No Opt. Call	A	300,090

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
4,250	5.000%, 6/01/22	No Opt. Call	A	4,610,315
2,015	5.000%, 6/01/23	No Opt. Call	A	2,223,250
2,525	5.000%, 6/01/24	No Opt. Call	A	2,818,203
5,920	5.000%, 6/01/25	No Opt. Call	A	6,675,806

2,750	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,900,975

1,545	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	1,601,547

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	997,608
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,127,403
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	994,260
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,249,836
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,197,490

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc. Obligated Group, Series 2017A:
2,460	5.000%, 2/15/26	No Opt. Call	AA–	2,809,246
3,525	5.000%, 2/15/27	No Opt. Call	AA–	4,054,525

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,665	5.000%, 3/01/19	No Opt. Call	A	2,695,834
2,495	5.000%, 3/01/20	No Opt. Call	A	2,587,789
2,765	5.000%, 3/01/21	No Opt. Call	A	2,937,923
2,550	5.000%, 3/01/22	No Opt. Call	A	2,763,410

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,415	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	$2,462,165

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,450	0.000%, 2/01/21	No Opt. Call	A+	1,359,955
6,220	0.000%, 2/01/22	No Opt. Call	A+	5,641,975
6,820	0.000%, 2/01/23	No Opt. Call	A+	5,966,818
553,365	Total Illinois			579,376,181

	Indiana – 3.9%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
750	5.000%, 1/15/19	No Opt. Call	AA	756,750
1,215	5.000%, 7/15/19	No Opt. Call	AA	1,244,318
815	5.000%, 7/15/20	No Opt. Call	AA	857,372

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,269,710
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,073,940
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,050,550

	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,655	4.000%, 7/15/19	No Opt. Call	AA+	1,680,388
1,540	4.000%, 7/15/20	No Opt. Call	AA+	1,589,619
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,654,506
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,391,268

275	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B	276,686

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,495	5.000%, 3/01/19 (ETM)	No Opt. Call	N/R (4)	1,513,927
2,120	5.000%, 3/01/20 (ETM)	No Opt. Call	N/R (4)	2,207,280

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,103,047
435	4.000%, 10/01/21	No Opt. Call	A	451,051
145	5.000%, 10/01/23	No Opt. Call	A	158,647

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
835	5.000%, 5/01/19	No Opt. Call	AA–	849,621
735	5.000%, 5/01/20	No Opt. Call	AA–	768,538
1,935	5.000%, 5/01/21	No Opt. Call	AA–	2,074,204

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
30	5.000%, 5/01/19 (ETM)	No Opt. Call	N/R (4)	30,525
30	5.000%, 5/01/20 (ETM)	No Opt. Call	N/R (4)	31,374
65	5.000%, 5/01/21 (ETM)	No Opt. Call	N/R (4)	69,710

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
$535	5.000%, 10/01/18	No Opt. Call	AA	$535,000
375	5.000%, 10/01/19	No Opt. Call	AA	386,126
785	5.000%, 10/01/20	No Opt. Call	AA	828,827

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
680	5.000%, 10/01/20	No Opt. Call	AA	718,236
590	5.000%, 10/01/23	No Opt. Call	AA	660,358
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,132,480
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,049,174
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,407,214
800	5.000%, 10/01/27	10/24 at 100.00	AA	905,984

3,395	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA	3,354,090

3,040	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA	3,003,368

260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	276,123

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA	1,673,276
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA	3,850,515

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,175,280

10,215	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	11,699,444

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
300	4.000%, 10/01/18	No Opt. Call	A	300,000
285	5.000%, 10/01/19	No Opt. Call	A	292,943
350	5.000%, 10/01/20	No Opt. Call	A	368,274
450	5.000%, 10/01/21	No Opt. Call	A	483,912
460	5.000%, 10/01/22	No Opt. Call	A	503,856
710	5.000%, 10/01/23	No Opt. Call	A	789,016
420	5.000%, 10/01/24	No Opt. Call	A	472,412
505	5.000%, 10/01/25	10/24 at 100.00	A	566,832
760	5.000%, 10/01/26	10/24 at 100.00	A	851,717

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
1,910	5.000%, 10/01/21	No Opt. Call	A	2,053,938
4,400	5.000%, 10/01/22	No Opt. Call	A	4,815,976
10,000	5.000%, 10/01/23	No Opt. Call	A	11,127,800

550	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/19	No Opt. Call	Baa3	550,055

11,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	11,375,570

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	$1,071,010

2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory put 6/01/21)	No Opt. Call	A–	2,659,483

13,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A–	12,858,950

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
520	4.000%, 2/01/19	No Opt. Call	A	522,943
800	5.000%, 2/01/20	No Opt. Call	A	827,056
640	5.000%, 2/01/21	No Opt. Call	A	676,134
1,595	4.000%, 2/01/24	No Opt. Call	A	1,700,525

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	7,418,850

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A1	32,161,348

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A1	10,955,800

10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23) (Alternative Minimum Tax)	No Opt. Call	A1	11,337,242

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,020	3.000%, 7/15/19	No Opt. Call	AA	2,036,584
1,255	4.000%, 1/15/20	No Opt. Call	AA	1,286,036
178,425	Total Indiana			186,822,788

	Iowa – 0.7%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,330	5.000%, 1/01/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,340,374
1,380	5.000%, 1/01/20 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,431,226

1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,325,502

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
7,270	5.500%, 12/01/22	12/18 at 100.00	B	7,297,771
4,900	5.250%, 12/01/25	12/23 at 100.00	B	5,220,558

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	12/19 at 104.00	B	2,101,520
4,775	5.875%, 12/01/27, 144A	6/19 at 105.00	B	5,062,359

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 103.00	B	$10,200,543
32,630	Total Iowa			33,979,853

	Kansas – 0.2%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
185	5.000%, 1/01/20	No Opt. Call	AA–	191,727
200	5.000%, 1/01/23	1/20 at 100.00	AA–	206,996

1,090	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,129,774

1,295	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	1,342,255

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	12/18 at 102.00	A+	2,294,974
2,945	5.000%, 6/01/26 – NPFG Insured	12/18 at 102.00	A+	3,010,497

2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/20	No Opt. Call	A+	2,106,280
9,960	Total Kansas			10,282,503

	Kentucky – 3.0%

18,500	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.050%, 9/01/42 (Mandatory put 9/01/19)	No Opt. Call	A1	18,301,865

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,572,270
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,460,841
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,503,400
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,584,426

9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory put 11/10/21)	No Opt. Call	BBB+	9,722,081

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	A1	6,178,980

3,050	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2015A, 5.000%, 12/01/20	No Opt. Call	AAA	3,244,743

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,025	5.000%, 12/01/19	No Opt. Call	BBB+	5,165,147
2,100	3.500%, 12/01/20	No Opt. Call	BBB+	2,136,792
3,025	5.000%, 12/01/23	6/22 at 100.00	BBB+	3,256,201
2,970	5.000%, 12/01/24	6/22 at 100.00	BBB+	3,188,414

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$4,025	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.250%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	A1	$3,999,160

6,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.250%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	A1	6,458,270

7,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory put 5/03/21) (Alternative Minimum Tax)	No Opt. Call	A1	7,483,125

10,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.500%, 10/01/33 (Mandatory put 4/01/19)	No Opt. Call	A1	9,964,600

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	8/19 at 100.00	A1	2,013,166

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
2,670	5.250%, 3/01/19	No Opt. Call	N/R	2,700,839
1,150	6.000%, 3/01/20	No Opt. Call	N/R	1,203,418
1,220	6.000%, 3/01/21	No Opt. Call	N/R	1,313,440

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory put 4/01/24)	1/24 at 100.37	A3	13,385,078

10,470	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory put 1/01/25)	10/24 at 100.24	A1	11,055,901

8,050	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory put 5/03/21) (Alternative Minimum Tax)	No Opt. Call	N/R	8,035,913

5,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory put 9/01/21)	No Opt. Call	A1	5,740,787

4,955	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,398,770
140,520	Total Kentucky			144,067,627

	Louisiana – 5.4%

14,075	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	14,084,571

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,348,992

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	AA+	2,557,150
2,070	5.000%, 7/15/20	No Opt. Call	AA+	2,172,755

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
$2,350	5.000%, 6/01/19	No Opt. Call	A1	$2,395,261
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,190,616
2,075	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,222,802
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,838,800

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,390	5.000%, 6/01/23	No Opt. Call	A1	37,197,796
9,000	5.000%, 6/01/24	No Opt. Call	A1	10,155,780

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,583,471
2,245	5.000%, 8/01/24	No Opt. Call	AA	2,523,043

180	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	AA–	180,563

29,430	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	28,535,917

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,017,760
1,800	5.000%, 10/01/23	No Opt. Call	A	1,995,876
1,070	5.000%, 10/01/24	No Opt. Call	A	1,197,876
1,500	4.000%, 10/01/25	No Opt. Call	A	1,597,935

29,640	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s Medical Center Hospital, Series 2015A-2, Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory put 6/01/25)	No Opt. Call	A+	33,539,438

7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s Medical Center Hospital, Series 2015A-3, Term Rate Mode, 5.000%, 6/01/45 (Mandatory put 6/01/23)	No Opt. Call	A+	7,932,085

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,785	5.000%, 6/01/19	No Opt. Call	A1	1,819,611
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,247,245

1,040	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,131,291

1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,787,808

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc.- Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	630,115
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	637,600
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,618,848
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,766,885

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$1,600	5.000%, 7/01/19	No Opt. Call	AA–	$1,634,896
1,115	5.000%, 7/01/20	No Opt. Call	AA–	1,169,758
7,245	5.000%, 7/01/26	7/23 at 100.00	AA–	8,026,808

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,520	5.000%, 5/01/29	11/27 at 100.00	AA	2,935,397
3,000	5.000%, 5/01/30	11/27 at 100.00	AA	3,481,530
3,070	5.000%, 5/01/31	11/27 at 100.00	AA	3,546,894

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
80	5.000%, 5/01/19	No Opt. Call	AA	81,424
95	5.000%, 5/01/20	No Opt. Call	AA	99,426
3,570	5.000%, 5/01/21	No Opt. Call	AA	3,828,682

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA–	7,713,300

900	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19 (ETM)	No Opt. Call	N/R (4)	922,176

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA–	6,985,532

7,900	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	8,359,148

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	AA–	2,951,434
2,500	5.000%, 12/01/20	No Opt. Call	AA–	2,646,525
3,600	5.000%, 12/01/21	No Opt. Call	AA–	3,891,420

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
885	4.000%, 12/01/18	No Opt. Call	AA–	887,797
1,025	4.000%, 12/01/19	No Opt. Call	AA–	1,046,064
1,500	5.000%, 12/01/20	No Opt. Call	AA–	1,587,915
2,000	5.000%, 12/01/21	No Opt. Call	AA–	2,161,900

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,128,420
525	5.000%, 6/01/26	6/25 at 100.00	A	593,045

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,135,167

6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,721,526

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A	2,462,581

	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
580	5.000%, 3/01/19 – BAM Insured	No Opt. Call	AA	586,856
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,017,510
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,092,960

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,825,579
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,828,025
237,540	Total Louisiana			255,257,585

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 1.0%

$8,155	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc. Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory put 6/01/20)	No Opt. Call	BBB	$8,139,016

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	683,667
660	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	680,057

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	BBB+	576,499
1,000	5.000%, 7/01/22	No Opt. Call	BBB+	1,086,620
250	5.000%, 7/01/23	No Opt. Call	BBB+	275,800
500	5.000%, 7/01/24	No Opt. Call	BBB+	558,000

4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.000%, 7/01/19	No Opt. Call	BBB	4,082,400

27,740	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/20	No Opt. Call	AAA	29,227,696

1,895	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	N/R	1,861,307

1,270	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	N/R	1,253,998

845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	N/R	835,595
47,530	Total Maryland			49,260,655

	Massachusetts – 1.4%

1,500	Massachusetts Development Finance Agency Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A–	1,690,740

	Massachusetts Development Finance Agency Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,775	5.000%, 7/01/29	7/28 at 100.00	A–	3,143,076
2,750	5.000%, 7/01/30	7/28 at 100.00	A–	3,102,578
2,300	5.000%, 7/01/31	7/28 at 100.00	A–	2,578,691
1,500	5.000%, 7/01/32	7/28 at 100.00	A–	1,676,505

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BB+	605,032
375	5.000%, 7/01/20	No Opt. Call	BB+	389,152
555	5.000%, 7/01/21	No Opt. Call	BB+	586,141
690	5.000%, 7/01/22	No Opt. Call	BB+	739,038
625	5.000%, 7/01/23	No Opt. Call	BB+	675,581
735	5.000%, 7/01/24	No Opt. Call	BB+	798,688
795	5.000%, 7/01/25	7/24 at 100.00	BB+	863,887

5,040	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 2009C, 6.250%, 11/15/32	5/19 at 100.00	AA–	5,173,913

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$760	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18	No Opt. Call	AAA	$762,926

310	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18 (ETM)	No Opt. Call	N/R (4)	311,193

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
1,000	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	1,022,340
1,000	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (4)	1,049,990

4,100	Massachusetts Health and Educational Facilities Authority, Variable Rate Demand Revenue Bonds, University of Massachusetts Issue, Series 2000A, 1.150%, 11/01/30 (Mandatory put 4/01/19)	No Opt. Call	Aa2	4,079,418

20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory put 7/01/20)	No Opt. Call	Aa1	19,710,741

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,743,980
61,510	Total Massachusetts			64,703,610

	Michigan – 2.0%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,531,035

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20	No Opt. Call	A	1,153,438
1,100	5.000%, 7/01/21	No Opt. Call	A	1,176,472

1,835	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A, 5.000%, 12/01/21	No Opt. Call	AA–	1,991,727

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory put 8/15/19)	No Opt. Call	AA+	4,538,858

21,000	Michigan Finance Authority, State Aid Revenue Notes, Series 2018A-1, 4.000%, 8/20/19	No Opt. Call	A-1+	21,355,530

3,905	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	11/18 at 100.00	AAA	3,932,765

15,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory put 6/01/23)	No Opt. Call	AA+	15,963,900

3,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	2,972,430

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C:
1,000	5.000%, 12/01/19	No Opt. Call	AA–	1,033,610
1,000	5.000%, 12/01/20	No Opt. Call	AA–	1,060,790
1,000	5.000%, 12/01/21	No Opt. Call	AA–	1,085,410

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,228,266

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (4)	1,638,175

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$8,360	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory put 9/01/21)	No Opt. Call	Aa3	$8,021,336

8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008ET-2, 1.450%, 8/01/29 (Mandatory put 9/01/21)	No Opt. Call	Aa3	7,675,920

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa1	1,113,134
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,070,890

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa3	778,525
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,045,790

2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,772,778

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	5,062,112
91,375	Total Michigan			93,202,891

	Minnesota – 0.2%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AAA	763,953
1,615	5.000%, 2/01/25	2/20 at 100.00	AAA	1,676,951
1,690	5.000%, 2/01/26	2/20 at 100.00	AAA	1,754,828

1,680	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,902,062

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	988,402

2,870	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA-	3,137,943
9,495	Total Minnesota			10,224,139

	Mississippi – 0.1%

3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,044,614

	Missouri – 0.6%

	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
745	3.000%, 11/01/20	No Opt. Call	N/R	749,634
765	4.000%, 11/01/22	No Opt. Call	N/R	788,516
755	4.000%, 11/01/23	No Opt. Call	N/R	775,249

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
300	5.000%, 3/01/19	No Opt. Call	BBB–	303,009
325	5.000%, 3/01/20	No Opt. Call	BBB–	335,524

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
$2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA (4)	$2,646,101
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA (4)	2,829,858

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	560,593
440	5.000%, 5/01/20	No Opt. Call	BBB+	461,626
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,076,120
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,705,488
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,474,691

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,746,845
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,641,500

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A2	1,782,586
1,725	5.000%, 7/01/21	No Opt. Call	A2	1,858,291
1,000	5.000%, 7/01/22	No Opt. Call	A2	1,100,530
1,085	5.000%, 7/01/23	No Opt. Call	A2	1,216,513
26,890	Total Missouri			29,052,674

	Montana – 0.8%

30,675	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	29,708,431

	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, Refunding Series 2018:
1,000	5.000%, 7/01/27	No Opt. Call	A+	1,169,600
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,245,828
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,567,784

	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System Obligated Group, Refunding Series 2016:
365	5.000%, 2/15/19	No Opt. Call	N/R	368,862
1,295	5.000%, 2/15/21	No Opt. Call	N/R	1,378,540
35,725	Total Montana			35,439,045

	Nebraska – 1.1%

4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	4,889,911

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
925	4.000%, 11/01/18	No Opt. Call	A	926,276
1,000	5.000%, 11/01/22	No Opt. Call	A	1,097,610

830	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 5.000%, 6/15/19	No Opt. Call	AA–	847,795

2,520	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009, 3.000%, 1/15/19	No Opt. Call	AAA	2,528,442

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	11/21 at 100.00	A–	$1,003,460

1,730	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	1,876,410

1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,804,187

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
2,125	5.000%, 1/01/19	No Opt. Call	A2	2,140,661
2,500	5.000%, 1/01/20	No Opt. Call	A2	2,585,575

3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,343,904

27,660	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A	27,734,405
49,655	Total Nebraska			50,778,636

	Nevada – 0.7%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,045,240
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	2,140,140

10,280	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2018A, 5.000%, 7/01/21	No Opt. Call	A+	11,057,168

3,840	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.600%, 1/01/36 (Mandatory put 5/21/20)	No Opt. Call	A+	3,792,192

1,825	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.250%, 10/01/29 (Mandatory put 6/03/19)	No Opt. Call	A+	1,811,732

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,356,150

10,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Mandatory put 6/03/19) (Alternative Minimum Tax)	No Opt. Call	A+	9,937,900
33,945	Total Nevada			35,140,522

	New Hampshire – 0.1%

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
450	5.000%, 10/01/18	No Opt. Call	Baa1	450,000
600	5.000%, 10/01/19	No Opt. Call	Baa1	614,082
1,265	5.000%, 10/01/20	No Opt. Call	Baa1	1,323,721
1,185	5.000%, 10/01/21	No Opt. Call	Baa1	1,264,028
3,500	Total New Hampshire			3,651,831

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 5.5%

$3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	12/18 at 100.00	Baa2	$3,900,503

1,950	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,084,043

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,490,619
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	970,361

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,092,000
245	4.000%, 6/15/19	No Opt. Call	BBB+	247,813
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,439,161
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	2,996,958
1,425	5.000%, 6/15/22	No Opt. Call	BBB+	1,535,523
520	5.000%, 6/15/22	No Opt. Call	AA	562,234
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,043,063
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,836,038
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,141,276
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,380,520
775	4.250%, 6/15/27	6/22 at 100.00	BBB+	796,343

7,190	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	7,029,088

25,320	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	26,766,025

17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A–	18,231,820

	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	A–	5,249,700
5,000	5.000%, 11/01/21	No Opt. Call	A–	5,333,050

1,545	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	1,624,567

350	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	362,950

4,260	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/19	No Opt. Call	BB+	4,302,728

210	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	212,178

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
800	4.000%, 6/15/19	No Opt. Call	A+	810,080
575	4.000%, 6/15/20	No Opt. Call	A+	591,020
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,224,992
14,500	3.000%, 6/15/21	No Opt. Call	A+	14,612,230
1,165	5.000%, 6/15/22	No Opt. Call	A+	1,253,225
14,880	3.000%, 6/15/22	No Opt. Call	A+	14,967,941
3,525	5.000%, 6/15/24	No Opt. Call	A+	3,887,969
5,045	5.000%, 6/15/28	6/26 at 100.00	A+	5,605,802
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,003,197

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$9,750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	$9,805,477

5,965	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,011,825

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,165,669

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	1,907,825

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,486,530

4,850	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/19	No Opt. Call	Baa1	4,854,511

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
2,345	5.000%, 6/01/22	No Opt. Call	A	2,554,104
1,325	5.000%, 6/01/23	No Opt. Call	A	1,464,390
5,000	5.000%, 6/01/24	No Opt. Call	A	5,591,700
2,040	5.000%, 6/01/25	No Opt. Call	A	2,305,730
4,000	5.000%, 6/01/26	No Opt. Call	A	4,561,600
5,830	5.000%, 6/01/29	6/28 at 100.00	A–	6,638,971
2,735	4.000%, 6/01/37	6/28 at 100.00	A–	2,743,588

17,800	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB+	17,772,766

	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	6,732,358
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,094,072
248,300	Total New Jersey			259,276,133

	New Mexico – 1.8%

11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	10,811,482

26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	25,415,780

4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB+	3,913,360

7,285	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	A1	7,214,263

11,120	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	A1	11,012,025

15,355	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa2	15,688,511

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
$1,340	5.000%, 6/15/19	No Opt. Call	A+	$1,367,028
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,365,696
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,553,373
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,643,771
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,733,848
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,824,907
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,923,473
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	1,990,472
87,070	Total New Mexico			87,457,989

	New York – 5.3%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	543,955

1,620	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,662,347

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,136

1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,391,280

355	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	397,014

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,500	4.000%, 12/01/19, 144A	No Opt. Call	BBB–	1,522,155
1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB–	1,026,060
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB–	1,242,540
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB–	1,085,450
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB–	2,201,020

12,280	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	13,385,077

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	5,469

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	394,464
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	482,782
640	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	582,624
1,315	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,160,382

3,805	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	3,865,195

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/22 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	1,272,537

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,080,060

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J, 5.000%, 5/15/20	No Opt. Call	SP-1	$26,162,000

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	SP-1	10,706,800

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Series 2017C-2A, 4.000%, 5/15/19	No Opt. Call	SP-1	10,121,000

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	5,434,319

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A–	2,219,321
1,030	5.000%, 7/01/24	No Opt. Call	A–	1,150,644
650	5.000%, 7/01/25	7/24 at 100.00	A–	724,301
1,000	5.000%, 7/01/26	7/24 at 100.00	A–	1,109,270
1,500	5.000%, 7/01/27	7/24 at 100.00	A–	1,657,230

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	11/20 at 100.00	AA+	3,490,655
34,500	2.350%, 7/01/22	3/21 at 100.00	AA+	34,376,490

13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa2	15,377,283

14,290	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	14,293,144

5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32	No Opt. Call	A1	4,971,000

50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory put 7/01/25) (Alternative Minimum Tax)	No Opt. Call	A1	49,726,500

6,335	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	6,445,166

8,150	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,202,404

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A–	557,155
500	5.000%, 7/01/27	7/24 at 100.00	A–	552,410

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,285	5.000%, 6/01/20	No Opt. Call	A	1,341,926
3,000	5.000%, 6/01/21	No Opt. Call	A	3,200,010
2,500	5.000%, 6/01/22	No Opt. Call	A	2,716,525
3,335	5.000%, 6/01/23	No Opt. Call	A	3,681,206
1,900	5.000%, 6/01/26	No Opt. Call	A	2,165,354

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
$2,440	3.000%, 8/15/22	No Opt. Call	A	$2,478,357
2,510	3.000%, 8/15/23	No Opt. Call	A	2,538,363
241,230	Total New York			248,704,380

	North Carolina – 0.4%

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
2,065	5.000%, 1/01/25	No Opt. Call	A	2,357,941
3,005	5.000%, 1/01/26	No Opt. Call	A	3,469,873
2,800	5.000%, 1/01/27	1/26 at 100.00	A	3,213,280

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,090	5.000%, 5/01/19	No Opt. Call	AA+	1,109,653
5,205	5.000%, 5/01/20	5/19 at 100.00	AA+	5,298,534

3,605	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	3,670,647

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	246,632
18,005	Total North Carolina			19,366,560

	North Dakota – 0.6%

1,115	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	1,198,982

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	107,532

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
1,000	4.000%, 7/15/19	No Opt. Call	A	1,012,440
2,105	4.000%, 7/15/20	No Opt. Call	A	2,160,867
2,185	4.000%, 7/15/21	No Opt. Call	A	2,268,423
2,275	4.000%, 7/15/22	No Opt. Call	A	2,381,515
2,365	5.000%, 7/15/23	7/22 at 100.00	A	2,572,765
2,485	5.000%, 7/15/24	7/22 at 100.00	A	2,696,747
5,485	5.000%, 7/15/25	7/22 at 100.00	A	5,942,120

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
725	4.000%, 5/01/19	No Opt. Call	A+	732,605
800	4.000%, 5/01/20	No Opt. Call	A+	821,480
800	4.000%, 5/01/21	No Opt. Call	A+	828,984

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	12/18 at 100.00	AA	6,044,354
27,475	Total North Dakota			28,768,814

	Ohio – 5.9%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA–	2,159,720
2,655	5.000%, 11/15/22	5/22 at 100.00	AA–	2,894,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA–	$6,414,060

20,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory put 5/05/22)	No Opt. Call	A+	21,858,200

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
9,745	5.375%, 6/01/24	11/18 at 100.00	B–	9,744,610
65,580	5.125%, 6/01/24	11/18 at 100.00	B–	65,026,505
5,875	5.875%, 6/01/30	11/18 at 100.00	B–	5,904,199
9,070	5.750%, 6/01/34	11/18 at 100.00	B–	9,070,000

	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A–	1,078,730
1,000	5.000%, 12/01/22	No Opt. Call	A–	1,098,660
1,225	5.000%, 12/01/24	No Opt. Call	A–	1,382,474
1,000	5.000%, 12/01/25	No Opt. Call	A–	1,138,390

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
550	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	554,109
725	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	751,093
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,009,271

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA+	1,519,583
1,540	5.000%, 12/01/20	12/19 at 100.00	AA+	1,588,695
1,620	5.000%, 12/01/21 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,677,299

5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA–	5,831,010

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,031,676
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,058,450

1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,121,400

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,255,702
340	5.000%, 5/15/22	No Opt. Call	AA	372,565
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,159,954

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,660,096

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,600	5.000%, 1/01/20	No Opt. Call	AA	2,695,524
1,700	5.000%, 1/01/23	No Opt. Call	AA	1,878,857

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,240,228

3,035	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	3,043,953

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
$1,000	5.000%, 2/15/19	No Opt. Call	BB+	$1,007,530
270	5.000%, 2/15/20	No Opt. Call	BB+	276,925
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,083,760

5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	3,462,400

4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19) (6)	No Opt. Call	N/R	2,965,356

3,820	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/19 (6)	No Opt. Call	N/R	3,705,400

35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (6)	No Opt. Call	N/R	23,824,287

1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	686,394

35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34 (6)	No Opt. Call	N/R	23,669

2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (6)	No Opt. Call	N/R	1,707,531

1,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	1,042,392

6,460	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,995,534

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	13,349,170

17,500	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2018C, 5.000%, 1/15/42	No Opt. Call	A	18,810,050

26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2018D, 5.000%, 1/15/39 (Mandatory put 9/15/23)	No Opt. Call	A	28,856,360

5,380	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (6)	No Opt. Call	N/R	3,638,225

3,315	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (6)	No Opt. Call	N/R	2,241,769

2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (6)	No Opt. Call	N/R	1,518,181

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,175	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (6)	No Opt. Call	N/R	$794,594

7,135	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20) (6)	No Opt. Call	N/R	4,825,044

120	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (6)	No Opt. Call	N/R	81,150

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/19 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	10
293,590	Total Ohio			280,115,544

	Oklahoma – 2.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,435	4.000%, 9/01/19	No Opt. Call	AA–	1,461,634
4,185	4.500%, 9/01/20	No Opt. Call	AA–	4,371,567

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017:
1,015	3.000%, 9/01/19	No Opt. Call	AA–	1,023,587
3,785	4.000%, 9/01/24	No Opt. Call	AA–	4,077,959

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
6,015	5.000%, 6/01/19	No Opt. Call	A+	6,130,849
6,490	5.000%, 6/01/23	No Opt. Call	A+	7,211,948

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017:
1,315	4.000%, 9/01/20	No Opt. Call	A	1,358,855
1,250	5.000%, 9/01/29	9/27 at 100.00	A	1,425,350

2,755	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	2,814,453

1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,126,730

	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015:
2,150	5.000%, 9/01/20	No Opt. Call	A+	2,262,596
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,114,910

1,755	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,027,323

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
$385	5.000%, 9/01/24	No Opt. Call	A–	$428,859
310	5.000%, 9/01/25	No Opt. Call	A–	349,063
200	5.000%, 9/01/26	No Opt. Call	A–	227,384
450	5.000%, 9/01/27	No Opt. Call	A–	515,758
500	5.000%, 9/01/29	9/28 at 100.00	A–	574,095
350	5.000%, 9/01/30	9/28 at 100.00	A–	400,270
1,100	5.000%, 9/01/31	9/28 at 100.00	A–	1,252,999
300	5.000%, 9/01/32	9/28 at 100.00	A–	340,644

	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A–	1,466,585
1,000	5.000%, 9/01/32	9/28 at 100.00	A–	1,120,260
1,195	5.000%, 9/01/33	9/28 at 100.00	A–	1,334,480

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
5,015	5.000%, 9/01/20	No Opt. Call	A–	5,270,865
4,395	5.000%, 9/01/21	No Opt. Call	A–	4,691,619

	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A–	1,100,360
1,000	5.000%, 9/01/27	9/26 at 100.00	A–	1,124,940
1,030	5.000%, 9/01/28	9/26 at 100.00	A–	1,154,867

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,609,440
425	5.000%, 10/01/22	No Opt. Call	A+	464,164

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,265	5.000%, 9/01/23	No Opt. Call	A+	1,404,795
3,000	5.000%, 9/01/24	No Opt. Call	A+	3,374,760

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
575	5.000%, 8/15/22	No Opt. Call	Baa3	622,386
1,595	5.000%, 8/15/24	No Opt. Call	Baa3	1,764,549
1,850	5.000%, 8/15/25	No Opt. Call	Baa3	2,065,913
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,124,310
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,129,610
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,136,750

1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,953,629

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
525	5.000%, 9/01/19	No Opt. Call	A–	538,409
685	5.000%, 9/01/20	No Opt. Call	A–	719,949
745	5.000%, 9/01/21	No Opt. Call	A–	793,984

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
$1,675	3.000%, 9/01/20	No Opt. Call	A+	$1,698,065
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,816,294
5,245	4.000%, 9/01/24	No Opt. Call	A+	5,621,224

	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	A–	774,387
800	3.000%, 4/01/22	No Opt. Call	A–	810,632
825	3.000%, 4/01/23	No Opt. Call	A–	837,169
850	3.000%, 4/01/24	No Opt. Call	A–	856,443
725	4.000%, 4/01/25	No Opt. Call	A–	765,752
770	4.000%, 4/01/26	4/25 at 100.00	A–	809,108
715	4.000%, 4/01/27	4/25 at 100.00	A–	747,032

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
225	4.000%, 10/01/18	No Opt. Call	AA–	225,000
175	4.000%, 10/01/19	No Opt. Call	AA–	178,526
645	5.000%, 10/01/21	No Opt. Call	AA–	697,497

	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,370	5.000%, 12/01/19	No Opt. Call	A	1,413,635
1,000	4.000%, 12/01/21	No Opt. Call	A	1,048,130
850	4.000%, 12/01/23	No Opt. Call	A	905,012
1,100	5.000%, 12/01/25	No Opt. Call	A	1,243,858

7,575	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	7,775,434

1,555	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,655,173

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,065	5.000%, 9/01/22	No Opt. Call	AA–	1,174,535
6,165	5.000%, 9/01/23	No Opt. Call	AA–	6,924,960

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	625,934
765	5.000%, 9/01/23	No Opt. Call	A+	853,281
600	5.000%, 9/01/24	No Opt. Call	A+	678,804
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,462,784

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,269,365
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,205,700

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
1,500	5.000%, 9/01/20	No Opt. Call	A+	1,578,555
1,650	5.000%, 9/01/21	No Opt. Call	A+	1,778,222
1,500	5.000%, 9/01/22	No Opt. Call	A+	1,647,195
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,115,400
122,345	Total Oklahoma			131,656,563

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 1.0%

	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
$1,800	0.000%, 6/15/21	No Opt. Call	AA+	$1,783,368
1,745	0.000%, 6/15/22	No Opt. Call	AA+	1,766,446
1,785	0.000%, 6/15/23	No Opt. Call	AA+	1,842,191
2,315	0.000%, 6/15/24	No Opt. Call	AA+	2,430,333
1,305	0.000%, 6/15/25	No Opt. Call	AA+	1,391,078
1,085	0.000%, 6/15/26	No Opt. Call	AA+	1,170,238
1,000	0.000%, 6/15/27	No Opt. Call	AA+	1,090,470

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	12,746,261
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	5,770,150

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,752,988
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,357,960

1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	1,770,000

10,000	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory put 8/14/23)	No Opt. Call	A+	9,958,800

1,050	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA (4)	1,070,254
44,230	Total Oregon			47,900,537

	Pennsylvania – 6.8%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,268,596
1,405	5.000%, 4/01/23	No Opt. Call	A	1,545,992
2,415	5.000%, 4/01/24	No Opt. Call	A	2,687,871
2,500	5.000%, 4/01/25	No Opt. Call	A	2,801,000
2,000	5.000%, 4/01/26	No Opt. Call	A	2,258,180
4,245	5.000%, 4/01/27	No Opt. Call	A	4,819,688

4,400	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,422,352

1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Ba1	1,064,250

	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,750	4.000%, 2/15/20 – AGM Insured	No Opt. Call	AA	1,786,750
1,650	4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,707,717

5,145	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (6)	No Opt. Call	N/R	3,479,306

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	$3,289,956

1,500	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/27	No Opt. Call	A	1,715,085

2,055	Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,062,912

1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,140,370

1,080	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,088,435

40	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	40,288

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,015,994

	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,000	5.000%, 6/01/21	No Opt. Call	A1	2,125,880
2,000	5.000%, 6/01/22	No Opt. Call	A1	2,163,740
2,500	5.000%, 6/01/23	No Opt. Call	A1	2,753,750
3,000	5.000%, 6/01/24	No Opt. Call	A1	3,341,700

450	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/19	No Opt. Call	Baa3	456,354

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010, 5.000%, 12/01/18	No Opt. Call	A+	502,540

3,435	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	Aa3	3,443,622

13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)	No Opt. Call	A1	12,988,418

9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)	No Opt. Call	A1	8,702,537

735	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19 (ETM)	No Opt. Call	N/R (4)	756,021

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,092,074

1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A+	1,462,356

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	3,790,722

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,310	5.000%, 1/15/19	No Opt. Call	Baa3	1,318,371
1,235	5.000%, 1/15/20	No Opt. Call	Baa3	1,267,616

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	$4,991,250

6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory put 6/01/20)	No Opt. Call	BBB	6,237,750

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	4,988,800

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	7,486,875

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23 (6)	12/18 at 100.00	N/R	151,250

92	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%) (7)	12/18 at 100.00	N/R	27,521

5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20) (6)	No Opt. Call	N/R	4,020,306

3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18) (6)	No Opt. Call	N/R	2,410,831

40,200	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.550%, 12/01/33 (Mandatory put 12/03/18)	No Opt. Call	A–	40,165,428

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
335	5.000%, 1/01/20	7/19 at 100.00	Aaa	342,836
365	5.000%, 7/01/20	7/19 at 100.00	Aaa	373,537
1,030	5.000%, 7/01/21	11/18 at 100.00	Aaa	1,038,518

1,900	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2008A, 6.750%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	1,900,000

2,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 1.875%, 11/01/41	12/18 at 100.00	A–	2,289,190

2,250	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory put 5/01/21)	No Opt. Call	A–	2,249,415

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
2,000	2.200%, 11/01/31 (Mandatory put 11/01/21)	No Opt. Call	A–	1,956,700
3,500	2.720%, 11/01/31 (Mandatory put 5/01/21)	5/19 at 100.00	A–	3,494,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
$3,390	3.000%, 4/01/27 (Alternative Minimum Tax)	No Opt. Call	AA+	$3,294,877
3,345	3.050%, 10/01/27 (Alternative Minimum Tax)	4/27 at 100.00	AA+	3,256,558
8,750	3.400%, 10/01/32 (Alternative Minimum Tax)	4/27 at 100.00	AA+	8,465,188

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,390	5.000%, 6/01/21	No Opt. Call	A3	2,555,101
15,000	5.000%, 6/01/22	No Opt. Call	A3	16,326,600
23,660	5.000%, 6/01/23	No Opt. Call	A3	26,116,145
12,485	5.000%, 6/01/24	No Opt. Call	A3	13,941,625
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,107,280
5,630	5.000%, 6/01/25	No Opt. Call	A3	6,356,101

17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	18,322,150

3,475	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016, 5.000%, 10/01/20	No Opt. Call	A	3,659,210

1,005	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	1,056,355

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
1,120	4.000%, 12/01/18	No Opt. Call	A+	1,123,494
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,373,807
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,487,205
1,675	5.000%, 12/01/21	No Opt. Call	A+	1,804,210
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,644,255

2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,248,554

2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,923,319

2,505	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21 (Pre-refunded 3/15/19)	3/19 at 100.00	AA+ (4)	2,545,882

	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
1,045	5.000%, 11/01/21	No Opt. Call	A–	1,119,404
2,410	5.000%, 11/01/22	No Opt. Call	A–	2,620,827
2,530	5.000%, 11/01/23	No Opt. Call	A–	2,784,265
2,665	5.000%, 11/01/24	No Opt. Call	A–	2,960,735
2,550	5.000%, 11/01/25	No Opt. Call	A–	2,855,822

3,270	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	AA	3,585,588
315,381	Total Pennsylvania			321,019,957

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.1%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
$700	5.000%, 7/01/19	No Opt. Call	BBB+	$709,611
1,165	5.000%, 7/01/20	No Opt. Call	BBB+	1,214,035
1,360	5.000%, 7/01/21	No Opt. Call	BBB+	1,450,046
3,225	Total Rhode Island			3,373,692

	South Carolina – 0.9%

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,667,579
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,435,419

	Greenwood Fifty School Facilities, Inc., South Carolina, Installment Purchase Revenue Bonds, Greenwood School District 50 Project, Refunding Series 2016:
1,000	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,003,440
1,745	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,804,068

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
925	5.000%, 12/01/18	No Opt. Call	A1	929,033
1,050	5.000%, 12/01/19	No Opt. Call	A1	1,085,543
600	5.000%, 12/01/20	No Opt. Call	A1	633,858

1,040	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,104,844

350	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	394,272

850	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	923,041

5,380	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory put 2/01/24)	11/23 at 100.30	Aa2	5,681,065

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,061,310
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,099,139

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	1,647,301
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	3,237,799
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	3,976,245
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	2,249,380

1,750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A+	1,880,568

1,425	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2015C, 5.000%, 12/01/19	No Opt. Call	A+	1,474,576

1,240	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A+	1,353,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	Sumter Two School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
$1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	$1,544,445
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,052,090
39,995	Total South Carolina			43,238,115

	South Dakota – 0.1%

770	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012, 3.000%, 11/01/18	No Opt. Call	A+	770,577

455	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	477,140

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	408,200
320	4.000%, 11/01/20	No Opt. Call	A+	331,978
500	4.000%, 11/01/21	No Opt. Call	A+	526,045
650	5.000%, 11/01/24	No Opt. Call	A+	737,984

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	687,486
800	5.000%, 11/01/21	No Opt. Call	A+	865,360
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,245,848
5,675	Total South Dakota			6,050,618

	Tennessee – 0.9%

1,510	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 4.000%, 9/01/20	No Opt. Call	AA	1,566,987

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,037,148
2,500	5.000%, 1/01/20	No Opt. Call	A	2,583,375
1,500	4.000%, 1/01/21	No Opt. Call	A	1,554,165

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
250	3.000%, 11/01/18	No Opt. Call	A	250,217
1,070	4.000%, 11/01/19	No Opt. Call	A	1,092,630
810	4.000%, 11/01/20	No Opt. Call	A	840,820
500	4.000%, 11/01/21	No Opt. Call	A	525,130
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,106,817

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,615	5.000%, 7/01/21	No Opt. Call	AA–	2,817,793
1,870	5.000%, 7/01/22	No Opt. Call	AA–	2,057,280

8,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory put 11/01/25)	8/25 at 105.00	A3	9,127,888

18,690	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory put 5/01/23)	5/23 at 100.43	A3	19,581,887
42,055	Total Tennessee			44,142,137

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 4.8%

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
$1,040	5.000%, 1/01/21	No Opt. Call	BBB+	$1,102,764
1,430	5.000%, 1/01/22	No Opt. Call	BBB+	1,546,359
2,500	5.000%, 1/01/23	No Opt. Call	BBB+	2,754,500
3,560	5.000%, 1/01/24	No Opt. Call	BBB+	3,974,562

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,074,480
650	5.000%, 9/01/22	No Opt. Call	AA	711,743

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	2,748,468
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,286,250

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,424,710

6,105	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,105,000

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
825	5.000%, 11/15/19	No Opt. Call	A3	849,272
575	5.000%, 11/15/20	No Opt. Call	A3	604,601
480	5.000%, 11/15/21	No Opt. Call	A3	513,398

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	12,853,068
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,704,694
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,939,009

	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (Alternative Minimum Tax)	7/28 at 100.00	AA	4,627,640
3,000	5.000%, 7/01/30 (Alternative Minimum Tax)	7/28 at 100.00	AA	3,454,410
3,000	5.000%, 7/01/31 (Alternative Minimum Tax)	7/28 at 100.00	AA	3,440,850

2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,361,690

2,915	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,051,684

1,250	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	1,265,612

10,315	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2009A, 5.000%, 3/01/20 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	10,443,422

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
500	5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A1	501,200
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,030,910
1,000	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,056,200
1,000	5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,078,600
1,720	5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,887,201
1,455	5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A1	1,617,960
1,500	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A1	1,683,300

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$10,000	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	A–	$10,502,400

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
430	3.000%, 12/01/18	No Opt. Call	B1	430,069
1,510	4.000%, 12/01/21	No Opt. Call	B1	1,526,987

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,757,292
2,795	5.000%, 8/15/21	No Opt. Call	Aa2	3,017,873
2,010	5.000%, 8/15/22	No Opt. Call	Aa2	2,215,261

6,415	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,087,677

7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	8,253,508

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,030	5.000%, 1/01/22	No Opt. Call	A+	4,375,049
4,945	5.000%, 1/01/23	No Opt. Call	A+	5,467,340
7,045	5.000%, 1/01/24	No Opt. Call	A+	7,909,492

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,528,150
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,593,270
3,000	5.000%, 1/01/27	1/26 at 100.00	A+	3,436,410

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	5,803,600

	Texas Southmost College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2014A:
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,589,389
2,745	5.000%, 2/15/20	No Opt. Call	AA–	2,856,392

10,000	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2018, 4.000%, 8/29/19	No Opt. Call	SP-1+	10,185,000

	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,000	5.000%, 10/15/23	No Opt. Call	AAA	7,893,830
13,040	5.000%, 10/15/24	No Opt. Call	AAA	14,934,451
12,500	5.000%, 10/15/25	No Opt. Call	AAA	14,522,250

6,815	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.250%, 11/01/18 (ETM)	10/18 at 100.00	N/R (4)	6,832,037
209,120	Total Texas			227,411,284

	Utah – 0.1%

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20) (Pre-refunded 12/17/18)	12/18 at 100.00	N/R (4)	2,012,960

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
$1,250	5.000%, 9/01/19	No Opt. Call	A	$1,282,738
1,090	5.000%, 9/01/20	No Opt. Call	A	1,147,290
2,065	5.000%, 9/01/21	No Opt. Call	A	2,222,436
6,405	Total Utah			6,665,424

	Vermont – 0.0%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A:
700	3.000%, 12/01/18	No Opt. Call	A+	701,134
725	4.000%, 12/01/19	No Opt. Call	A+	740,573
1,425	Total Vermont			1,441,707

	Virginia – 1.7%

10,550	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41 (Mandatory put 9/01/20)	No Opt. Call	A2	10,516,557

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,024,280

29,490	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	4/20 at 100.00	AA+	28,913,765

6,505	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory put 5/16/19)	No Opt. Call	A2	6,488,542

1,680	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB	1,674,708

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
1,000	5.000%, 10/01/18	No Opt. Call	A	1,000,000
1,000	5.000%, 10/01/19	No Opt. Call	A	1,024,170

14,950	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	14,902,609

11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	11,903,312

2,790	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,785,090
80,955	Total Virginia			80,233,033

	Washington – 2.7%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	11,221,700

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	5,788,300

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$9,945	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa1	$11,801,234

	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,245,626
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,248,004

	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B:
2,010	5.000%, 3/01/19	No Opt. Call	AA–	2,035,849
1,005	5.000%, 3/01/20	No Opt. Call	AA–	1,045,522

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,105,445
1,520	5.000%, 12/01/20	No Opt. Call	A+	1,610,410
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,270,603

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	3,160,950

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A+	1,585,785
5,730	5.000%, 1/01/22	No Opt. Call	A+	6,183,186
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,169,999
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,472,479

1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,152,394

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	10,513,400

10,835	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	11,703,750

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,250	5.000%, 10/01/25	No Opt. Call	AA–	1,436,488
1,850	5.000%, 10/01/26	No Opt. Call	AA–	2,152,771
3,010	5.000%, 10/01/27	No Opt. Call	AA–	3,538,676
2,000	5.000%, 10/01/28	No Opt. Call	AA–	2,373,700

6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2008, 2.125%, 6/01/20, 144A	6/19 at 100.00	A–	5,969,280

1,610	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21, 144A	12/18 at 100.00	N/R	1,600,694

20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	21,739,571
117,730	Total Washington			129,125,816

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia – 0.7%

$3,925	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	$3,770,905

10,590	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40 (Mandatory put 4/01/19)	No Opt. Call	A–	10,568,079

6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	6,623,476

4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory put 6/01/22)	No Opt. Call	A–	3,984,000

4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory put 6/01/22)	No Opt. Call	A–	3,984,000

4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory put 4/01/22) (Alternative Minimum Tax)	No Opt. Call	A–	4,082,879

1,030	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,129,725
34,405	Total West Virginia			34,143,064

	Wisconsin – 1.3%

2,100	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22, 144A	11/18 at 100.00	N/R	2,101,134

980	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 70 Series 2017B-2, 3.500%, 11/15/23, 144A	5/19 at 100.00	N/R	983,440

840	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 85 Series 2017B-1, 3.950%, 11/15/24, 144A	11/19 at 100.00	N/R	848,324

5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	5,081,740

950	Wisconsin Health & Educational Facilities Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	979,821

7,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-5, 1.375%, 11/15/38 (Mandatory put 12/03/19)	No Opt. Call	AA+	7,396,255

5,680	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B, 5.000%, 7/15/19 (ETM)	No Opt. Call	Aa3 (4)	5,815,695

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 (Pre-refunded 7/15/21) – AGM Insured	7/21 at 100.00	AA (4)	3,070,267

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$6,285	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	$6,909,163

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,635	5.000%, 12/01/18	No Opt. Call	AA–	1,643,355
1,710	5.000%, 12/01/19	No Opt. Call	AA–	1,769,286

850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	864,892

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
420	5.000%, 8/15/20 (ETM)	No Opt. Call	N/R (4)	442,361
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (4)	1,598,015

55	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	60,445

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,230	5.250%, 5/01/20	5/19 at 100.00	Aa2	7,369,467
40	5.375%, 5/01/25	5/19 at 100.00	Aa2	40,791
2,550	5.750%, 5/01/29	5/19 at 100.00	Aa2	2,604,570

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
5	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	5,101
325	5.750%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	332,280

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	5,115,450
675	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	690,586
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,810,869

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	753,395
1,000	5.000%, 7/01/26	7/24 at 100.00	A1	1,122,770
725	5.000%, 7/01/27	7/24 at 100.00	A1	812,370
58,440	Total Wisconsin			60,221,842
$4,493,622	Total Municipal Bonds (cost $4,689,143,330)			4,671,868,881

Shares	Description (1), (8)			Value

	INVESTMENT COMPANIES – 0.2%

1,625,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs, 144A (SIFMA reference rate + 1.05% spread) (9)			$1,624,886

6,325,000	Eaton Vance Municipal Income Trust			6,324,431
	Total Investment Companies (cost $7,950,000)			7,949,317

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$126	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/19	N/R	$81,877

35	Las Vegas Monorail Company, Senior Interest Bonds, (5), (10), (11)	5.500%	7/15/55	N/R	17,742
$161	Total Corporate Bonds (cost $8,816)				99,619
	Total Long-Term Investments (cost $4,697,102,145)				4,679,917,817

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	MUNICIPAL BONDS – 0.3%

	New Hampshire – 0.2%

$10,055	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, Variable Rate Demand Obligations, 2.800%, 10/01/33 (Mandatory Put 10/02/23)(WI/DD, Settling 10/02/18) (12)	No Opt. Call		A–	$10,055,000

	Texas – 0.0%

2,400	Pasadena Independent School District, Harris County, Texas, General Obligation Bonds, Variable Rate Demand Obligations, Series 2005B, 1.570%, 2/01/35 (12)	12/18 at 100.00		VMIG-1	2,400,000

	Oregon – 0.1%

5,000	Portland, Oregon, Tax Anticipation Notes, Fire & Police Disability and Retirement Fund, Series 2018, Variable Rate Demand Obligations, 4.000%, 6/26/19 (12)	No Opt. Call		MIG1	5,077,400
$17,455	Total Short-Term Investments (cost $17,542,965)				17,532,400
	Total Investments (cost $4,714,645,110) – 99.1%				4,697,450,217
	Borrowings – (0.4)% (13)				(20,700,000)
	Other Assets Less Liabilities – 1.3%				61,278,150
	Net Assets – 100%				$4,738,028,367

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)

On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(10)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)

During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(12)

Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(13)	Borrowings as a percentage of total investments is 0.4%

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

SIFMA	Securities Industry and Financial Market Association

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.5%

	MUNICIPAL BONDS – 98.5%

	Alabama – 3.3%

$3,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory put 12/01/23)	9/23 at 100.31	A3	$3,509,654

6,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	Aa2	6,744,465

4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory put 7/01/22)	4/22 at 100.52	Aa2	4,189,840

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.710%, 7/15/34	No Opt. Call	A1	1,000,000

2,395	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory put 6/01/24)	3/24 at 100.28	A3	2,520,091
17,230	Total Alabama			17,964,050

	Alaska – 1.0%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
2,535	5.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	Baa2	2,551,021
1,660	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,708,721

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,419,133

5	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	11/18 at 100.00	Ba2	5,001
5,550	Total Alaska			5,683,876

	Arizona – 3.2%

2,400	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	A+	2,421,744

1,320	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory put 8/14/23) (Alternative Minimum Tax)	No Opt. Call	A+	1,314,007

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,573,258

1,775	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 4.000%, 7/01/19 (4)	No Opt. Call	Aa1	1,803,418

1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/20	No Opt. Call	AA–	1,553,790

1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	AA–	1,070,070

3,195	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014, 3.000%, 8/01/19	No Opt. Call	AA	3,222,189

1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	BBB+	1,271,652

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,375	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 3.500%, 6/01/27 (Alternative Minimum Tax)	No Opt. Call	A–	$2,385,284

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	849,273
17,140	Total Arizona			17,464,685

	Arkansas – 0.9%

3,280	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	3,298,696

1,535	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/19	No Opt. Call	Aa2	1,584,458
4,815	Total Arkansas			4,883,154

	California – 3.7%

5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory put 11/01/22)	No Opt. Call	AA–	6,258,319

685	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2010E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	Baa1	649,085

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
695	5.000%, 8/01/19, 144A	No Opt. Call	BBB	708,879
550	5.000%, 8/01/20, 144A	No Opt. Call	BBB	572,022

2,875	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Substance Abuse Treatment Facility & Corcoran II State Prison, Series 2014G, 5.000%, 1/01/20	No Opt. Call	A+	2,990,805

4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,308,600

2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22	No Opt. Call	Aa1	2,764,943

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A–	1,079,260

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18 (ETM)	No Opt. Call	A+ (5)	990,250

260	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	260,000
19,645	Total California			20,582,163

	Colorado – 6.5%

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A:
1,100	5.000%, 12/01/19	No Opt. Call	Aa2	1,138,786
1,400	5.000%, 12/01/20	No Opt. Call	Aa2	1,489,390

	Bromley Park Metropolitan District No. 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018A:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	269,365
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	603,350

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$497	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 2.700%, 12/01/19, 144A	No Opt. Call	N/R	$498,213

250	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014, 3.000%, 12/01/18	No Opt. Call	A+	250,640

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A+	235,938

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A+	482,934

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19	No Opt. Call	Baa2	1,726,400

1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21	No Opt. Call	BBB	1,276,488

620	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	620,000

5	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18 (ETM)	No Opt. Call	N/R (5)	5,000

2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory put 11/06/19)	No Opt. Call	BBB+	2,022,200

450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 4.000%, 1/01/19	No Opt. Call	N/R	451,651

600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 4.000%, 6/01/19	No Opt. Call	A–	607,062

190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A–	201,867

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	1,737,076

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,095,200

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	5,472,550

1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,044,090

100	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.000%, 12/01/19	No Opt. Call	N/R	102,719

2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,170,820

800	Jefferson County School District R-1, Colorado, Certificates of Participation, Jefferson County School Finance Corporation, Series 2016, 3.000%, 12/15/19	No Opt. Call	AA–	809,256

4,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc. Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory put 10/03/22)	No Opt. Call	A	3,939,280

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	N/R	1,081,539

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017:
$500	2.500%, 6/01/19	No Opt. Call	N/R	$499,960
700	2.750%, 6/01/20	No Opt. Call	N/R	699,419
2,040	3.000%, 6/01/21	No Opt. Call	N/R	2,035,798

1,365	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-1, 4.000%, 11/15/47 (Mandatory put 3/01/20)	9/19 at 100.00	AA–	1,386,963

1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20 – AGM Insured	No Opt. Call	AA	1,627,706
34,362	Total Colorado			35,581,660

	District of Columbia – 1.1%

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
2,475	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	AA–	2,606,200
1,205	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	AA–	1,295,447

2,175	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,395,415
5,855	Total District of Columbia			6,297,062

	Florida – 1.6%

1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,596,943

415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	448,150

2,220	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	2,315,216

1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	N/R	1,119,642

1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,070,110

860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA–	925,592

1,450	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/18	No Opt. Call	Baa1	1,456,351
8,430	Total Florida			8,932,004

	Georgia – 2.0%

1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,586,115

515	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Inc., Series 2017A, 5.000%, 4/01/20	No Opt. Call	A	536,975

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
528	5.500%, 7/15/23	7/21 at 100.00	N/R	531,045
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,038,695
1,137	5.500%, 1/15/36	7/21 at 100.00	N/R	1,140,590

2,470	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	A1	2,604,442

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$225	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 4.000%, 10/01/18	No Opt. Call	Baa2	$225,000

3,000	State Road and Tollway Authority, Georgia, Federal Highway Reimbursement Revenue Bonds, Series 2017B2, 5.000%, 6/01/20	No Opt. Call	AA	3,143,970
10,410	Total Georgia			10,806,832

	Hawaii – 0.6%

3,000	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/21	No Opt. Call	AA+	3,255,990

	Idaho – 0.6%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
800	4.000%, 9/01/19	No Opt. Call	BB+	807,360
1,565	4.000%, 9/01/20	No Opt. Call	BB+	1,592,403
630	5.000%, 9/01/21	No Opt. Call	BB+	662,552
2,995	Total Idaho			3,062,315

	Illinois – 4.7%

400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	426,920

3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	B+	3,108,930

660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	620,004

2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Funds, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A+	2,087,600

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
1,840	5.000%, 1/01/19	No Opt. Call	A	1,854,113
475	5.000%, 1/01/20	No Opt. Call	A	492,333

1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	AA–	1,301,112

160	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	160,482

500	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A, 5.000%, 10/01/19	No Opt. Call	BBB	512,135

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BB+	349,279

115	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	116,339

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,155,094

1,300	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,340,729

5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,567,102

3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB	3,264,455

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$535	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	$537,317

2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	2,983,145
24,845	Total Illinois			25,877,089

	Indiana – 1.9%

3,250	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 2.950%, 10/01/31 (Mandatory put 10/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	3,250,000

920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA	923,119

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	435,000

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2001A-2, 4.000%, 11/15/36 (Mandatory put 3/01/19)	No Opt. Call	AA+	3,024,540

2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory put 6/01/21)	No Opt. Call	A–	2,804,183
10,415	Total Indiana			10,436,842

	Iowa – 1.1%

2,770	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,908,971

125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B	132,522

145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 105.00	B	154,409

1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	1,139,801

1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,154,555

700	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 3.000%, 12/01/19	No Opt. Call	BBB+	705,663
6,005	Total Iowa			6,195,921

	Kansas – 0.2%

	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	547,055
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	558,270
1,000	Total Kansas			1,105,325

	Kentucky – 3.2%

10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	10,483,700

1,155	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	BBB+	1,159,886

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory put 1/01/25)	10/24 at 100.24	A1	$3,996,809

2,135	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory put 9/01/21)	No Opt. Call	A1	2,126,033
17,075	Total Kentucky			17,766,428

	Louisiana – 1.9%

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	700,476

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,800	5.000%, 6/01/19	No Opt. Call	A1	1,834,668
505	5.000%, 6/01/20	No Opt. Call	A1	528,048

2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc. Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory put 10/01/22)	No Opt. Call	BBB+	2,360,016

595	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 4.000%, 5/15/19	No Opt. Call	A3	601,539

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	AA–	2,324,618
2,250	5.000%, 7/01/20	No Opt. Call	AA–	2,360,498
10,525	Total Louisiana			10,709,863

	Maryland – 0.2%

915	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/19	No Opt. Call	BBB+	933,163

	Massachusetts – 1.3%

2,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1, 5.000%, 7/01/21	No Opt. Call	AA–	2,153,420

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	BBB+	763,327

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
375	4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	386,302
1,000	4.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	AA	1,043,890

1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	1,596,717

1,255	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,257,786
6,895	Total Massachusetts			7,201,442

	Michigan – 1.3%

1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A, 5.000%, 12/01/22	No Opt. Call	AA–	1,883,889

1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	Aa3	1,568,405

1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	1,068,970

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A:
$1,325	5.000%, 7/01/19	No Opt. Call	A1	$1,354,097
1,000	5.000%, 7/01/20	No Opt. Call	A1	1,049,460
6,470	Total Michigan			6,924,821

	Minnesota – 8.7%

240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	236,148

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
365	3.000%, 12/01/18	No Opt. Call	AA	365,529
380	3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	385,578

	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
635	3.000%, 3/01/19	No Opt. Call	N/R	634,721
745	3.000%, 3/01/20	No Opt. Call	N/R	744,270

1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,576,522

805	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	781,566

440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	450,336

1,200	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2016A, 3.000%, 2/01/20	No Opt. Call	Aa2	1,209,660

1,670	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	1,640,992

2,090	Hopkins Independent School District 270, Hennepin County, Minnesota, General Obligation Bonds, Crossover Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	2,171,301

2,055	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2016B, 5.000%, 2/01/20	No Opt. Call	AAA	2,134,940

2,250	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/20	No Opt. Call	AAA	2,337,525

385	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	380,307

605	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 3.000%, 3/01/20	No Opt. Call	N/R	605,490

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
350	4.000%, 1/01/20	No Opt. Call	AA–	359,138
200	4.000%, 1/01/21	No Opt. Call	AA–	208,608

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	479,992

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
410	1.400%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	AA+	407,368
1,285	1.700%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	1,264,311

2,210	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2010C, 5.000%, 3/01/21 (Pre-refunded 3/01/20)	3/20 at 100.00	AAA (5)	2,304,146

2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,388,966

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
$1,910	5.000%, 12/01/18	No Opt. Call	Baa1	$1,918,652
2,020	5.000%, 12/01/19	No Opt. Call	Baa1	2,082,701

2,500	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A–	2,654,850

8,945	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011C, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	9,533,939

1,295	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	1,345,376

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	CC	190,095

140	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	140,966

	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
820	3.000%, 9/01/20	No Opt. Call	N/R	835,933
500	3.000%, 9/01/21	No Opt. Call	N/R	511,365
500	3.000%, 9/01/22	No Opt. Call	N/R	511,890

415	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	417,934

1,555	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/20	No Opt. Call	AAA	1,615,909

120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	117,283

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,365	5.000%, 11/15/18 (ETM)	No Opt. Call	N/R (5)	1,370,078
1,330	5.000%, 11/15/19 (ETM)	No Opt. Call	N/R (5)	1,373,770
46,130	Total Minnesota			47,688,155

	Mississippi – 0.4%

1,000	Mississippi Development Bank, Special Obligation Bonds, Municipal Energy Agency of Mississippi, Power Supply Project, Refunding Series 2015A, 5.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	1,011,610

1,350	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-2, 2.125%, 9/01/22	No Opt. Call	N/R	1,348,326
2,350	Total Mississippi			2,359,936

	Missouri – 2.1%

400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB–	420,012

810	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	798,117

415	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	412,921

1,000	Jackson County, Missouri, Special Obligation Bonds, Rirr Right of Way Project, Series 2016, 5.000%, 12/01/20	No Opt. Call	A1	1,058,390

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,245	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A1	$1,284,803

1,300	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA–	1,372,839

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 4.000%, 2/01/20	No Opt. Call	N/R	1,020,800

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
775	2.750%, 5/01/19	No Opt. Call	N/R	773,620
500	3.000%, 5/01/20	No Opt. Call	N/R	498,235
300	3.250%, 5/01/21	No Opt. Call	N/R	298,893

1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,084,460

135	Saint Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19 (Pre-refunded 10/26/18)	10/18 at 100.00	N/R (5)	135,031

640	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 4.000%, 11/15/20	No Opt. Call	N/R	645,549

1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	Aa2	1,863,904
11,265	Total Missouri			11,667,574

	Montana – 0.3%

1,740	Montana Facility Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,753,120

	Nebraska – 0.6%

690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	748,450

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
1,000	4.000%, 7/01/20	No Opt. Call	BBB	1,024,080
1,555	5.000%, 7/01/22	No Opt. Call	BBB	1,674,673
3,245	Total Nebraska			3,447,203

	Nevada – 2.1%

3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	3,210,210

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	Aa3	2,092,240

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,937,628
530	2.000%, 9/01/21	No Opt. Call	N/R	518,208

870	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014, 4.000%, 11/01/18	No Opt. Call	N/R	871,488

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,090,303

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	$1,909,948
11,160	Total Nevada			11,630,025

	New Jersey – 8.6%

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,601,072
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,712,885
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,416,995

7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,673,260

2,585	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 5.000%, 7/01/19	No Opt. Call	AA–	2,640,991

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	AA	2,044,680

	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
1,000	5.000%, 12/01/20 (Alternative Minimum Tax)	No Opt. Call	Aaa	1,053,390
2,500	5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,682,600
6,500	5.000%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	Aaa	7,071,480

4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,559,068

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,335	5.000%, 6/15/22	No Opt. Call	A+	1,436,100
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,273,600

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	3,117,639

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
5,000	5.000%, 6/01/21	No Opt. Call	A	5,346,750
1,685	5.000%, 6/01/23	No Opt. Call	A	1,862,262
44,650	Total New Jersey			47,492,772

	New Mexico – 1.7%

5,130	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa2	5,241,424

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA	1,737,853
2,110	5.000%, 6/01/22	No Opt. Call	AA	2,320,726
8,855	Total New Mexico			9,300,003

	New York – 5.8%

1,625	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013A, 2.950%, 11/01/31 (Mandatory put 11/01/22)	No Opt. Call	AA–	1,624,334

1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 1.500%, 11/01/31 (Mandatory put 4/30/20)	No Opt. Call	AA–	1,751,698

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory put 5/01/20)	No Opt. Call	A–	$1,755,187

3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory put 7/03/23)	No Opt. Call	A–	2,978,040

1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	1,994,084

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
5,000	5.000%, 8/01/19 (Alternative Minimum Tax)	No Opt. Call	BB–	5,092,800
3,985	5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	4,140,216

1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (Alternative Minimum Tax)	No Opt. Call	AA–	1,352,006

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Seventh Series 2016, 5.000%, 11/15/19 (Alternative Minimum Tax)	No Opt. Call	AA–	5,159,500

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A3	1,909,685

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
3,055	4.000%, 6/01/19	No Opt. Call	A	3,092,607
1,225	5.000%, 6/01/20	No Opt. Call	A	1,279,267
31,475	Total New York			32,129,424

	North Carolina – 1.0%

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,195	4.000%, 10/01/19	No Opt. Call	A3	2,234,861
2,250	4.000%, 10/01/20	No Opt. Call	A3	2,327,827

700	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 4.000%, 10/01/19	No Opt. Call	N/R	711,249
5,145	Total North Carolina			5,273,937

	North Dakota – 1.3%

3,000	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 5.250%, 11/01/18	No Opt. Call	A+	3,007,860

815	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/19	No Opt. Call	A–	838,488

	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
575	4.000%, 12/01/19	No Opt. Call	N/R	584,815
630	4.500%, 12/01/20	No Opt. Call	N/R	648,031
585	4.750%, 12/01/21	No Opt. Call	N/R	610,442
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,299,045
6,850	Total North Dakota			6,988,681

	Ohio – 2.0%

1,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.000%, 11/15/19	No Opt. Call	A–	1,028,070

845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	896,004

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (6)	No Opt. Call	N/R	$463,231

4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2018D, 5.000%, 1/15/39 (Mandatory put 9/15/23)	No Opt. Call	A	4,439,440

4,000	Ohio Water Development Authority, Ohio, Solid Waste Revenue Refunding Bonds, Waste Management, Inc. Project, Series 2002, 3.250%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	3,998,800
10,530	Total Ohio			10,825,545

	Oklahoma – 0.5%

1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,051,039

425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	460,024

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B, 5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,043,970
2,430	Total Oklahoma			2,555,033

	Oregon – 0.4%

2,295	Multnomah County School District 1J, Portland, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/20	No Opt. Call	Aa1	2,408,832

	Pennsylvania – 2.8%

1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,084,270

800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	A	861,888

1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,081,870

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,117,687

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 4.000%, 12/01/18	No Opt. Call	N/R	501,595

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,393,509

400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A	438,700

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
620	4.000%, 12/01/18	No Opt. Call	A+	621,934
1,515	5.000%, 12/01/19	No Opt. Call	A+	1,563,616

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	AA–	651,923

1,255	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2, 4.000%, 10/01/18	No Opt. Call	AA	1,255,000

1,000	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/20	No Opt. Call	BBB–	1,036,520
14,885	Total Pennsylvania			15,608,512

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.8%

$1,535	Rhode Island Commerce Corporation, Grant Anticipation Bonds, Rhode Island Department of Transportation, Refunding Series 2016A, 5.000%, 6/15/20	No Opt. Call	AA–	$1,610,875

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B:
675	5.000%, 9/15/19	No Opt. Call	A+	693,428
375	5.000%, 9/15/20	No Opt. Call	A+	395,254

1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,586,335
4,110	Total Rhode Island			4,285,892

	South Carolina – 0.5%

2,730	South Carolina State Ports Authority Revenue Bonds, Series 2018, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,980,778

	South Dakota – 0.3%

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
300	2.650%, 11/01/20	No Opt. Call	N/R	301,008
200	3.000%, 11/01/21	No Opt. Call	N/R	201,404

585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	N/R	585,404

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	500,098
1,570	Total South Dakota			1,587,914

	Tennessee – 0.4%

1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A	1,057,870

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA	1,337,291
2,290	Total Tennessee			2,395,161

	Texas – 12.4%

1,150	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB+	1,219,403

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	5,951,317

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,095,980

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,528,660

2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (WI/DD, Settling 10/09/18) (Alternative Minimum Tax)	No Opt. Call	A+	2,253,381

5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	BBB	5,501,250

3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2010A, 5.000%, 6/01/19	No Opt. Call	A+	3,057,780

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 4.000%, 11/15/18	No Opt. Call	A3	$2,420,289

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,058,290

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,411,217

1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series, Series 2018A, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,858,066

4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (Alternative Minimum Tax)	No Opt. Call	AA	4,680,215

5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,235,600

5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/21	No Opt. Call	AA	5,338,250

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017:
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,030,910
1,500	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,584,300

4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,687,872

1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,066,430

4,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 1.750%, 5/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	3,928,800

190	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	B1	190,030

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
690	2.000%, 11/15/19	No Opt. Call	N/R	685,004
615	4.000%, 11/15/21	No Opt. Call	N/R	629,157

325	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	327,941

1,500	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 5.000%, 12/15/20	No Opt. Call	AA–	1,591,110

	Texas State University System, Financing Revenue Bonds, Refunding Series 2017A:
3,000	5.000%, 3/15/19	No Opt. Call	Aa2	3,042,780
2,000	5.000%, 3/15/20	No Opt. Call	Aa2	2,087,520

2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,645,625

1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,068,380
64,810	Total Texas			68,175,557

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.1%

	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
$335	4.000%, 10/15/22	No Opt. Call	AA	$351,284
350	4.000%, 10/15/23	No Opt. Call	AA	369,596
685	Total Utah			720,880

	Virginia – 0.3%

425	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB	423,661

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	1,151,613
1,585	Total Virginia			1,575,274

	Washington – 1.6%

	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	3.000%, 12/01/19	No Opt. Call	A1	202,124
200	4.000%, 12/01/20	No Opt. Call	A1	207,476
225	4.000%, 12/01/21	No Opt. Call	A1	236,673

	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
3,500	5.000%, 4/01/19 (Alternative Minimum Tax)	No Opt. Call	AA–	3,550,820
1,000	5.000%, 4/01/21 (Alternative Minimum Tax)	No Opt. Call	AA–	1,065,660

610	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A, 5.000%, 12/01/18	No Opt. Call	Baa2	612,562

1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,842,290

470	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	A+	471,683

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	A–	510,375
8,480	Total Washington			8,699,663

	West Virginia – 0.7%

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	979,080

2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory put 4/01/22) (Alternative Minimum Tax)	No Opt. Call	A–	2,701,978
3,710	Total West Virginia			3,681,058

	Wisconsin – 2.8%

2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	2,808,977

3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B, 5.000%, 8/15/54 (Mandatory put 1/25/23)	No Opt. Call	AA	3,976,632

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    September 30, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 5.000%, 7/01/21	No Opt. Call	A+	$1,120,098

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	530,859

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
150	5.000%, 9/01/19	No Opt. Call	BBB–	153,391
330	5.000%, 9/01/21	No Opt. Call	BBB–	351,698

820	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	822,993

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	N/R	516,455
500	4.000%, 9/15/22	No Opt. Call	N/R	519,445
455	4.000%, 9/15/23	No Opt. Call	N/R	474,087

1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,121,993

300	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 4.000%, 5/01/19	No Opt. Call	BBB+	302,418

450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015, 5.000%, 12/15/18	No Opt. Call	AA–	452,745

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A:
1,000	1.850%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	997,980
1,260	1.950%, 9/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,254,784
14,855	Total Wisconsin			15,404,555
$521,407	Total Municipal Bonds (cost $545,799,549)			542,300,169

Shares	Description (1), (7)			Value

	INVESTMENT COMPANIES – 0.0%

275,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs, 144A			$274,981
	Total Investment Companies (cost $275,000)			274,981
	Total Long-Term Investments (cost $546,074,549)			542,575,150

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	MUNICIPAL BONDS – 1.0%

	Colorado – 0.4%

$1,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, Variable Rate Demand Obligations, 2.690%, 10/01/39 (Mandatory Put 11/12/20) (8)	5/20 at 100.00	BBB+	$1,757,683

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 0.6%

$3,330	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, Exxon Mobil Project, Series 2008B-4, Variable Rate Demand Obligations, 1.620%, 3/01/33 (8)	12/18 at 100.00	A-1+	$3,330,000
$5,080	Total Short-Term Investments (cost $5,080,000)			5,087,683
	Total Investments (cost $551,154,549) – 99.5%			547,662,833
	Other Assets Less Liabilities – 0.5%			2,561,669
	Net Assets – 100%			$550,224,502

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2018

(Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $3,681,707,258, $94,521,534, $5,639,931,321, $4,697,102,145 and $546,074,549, respectively)	$3,806,743,423	$95,189,919	$5,732,433,753	$4,679,917,817	$542,575,150
Short-term investments, at value (cost $—, $500,000, $123,400,000, $17,542,965 and $5,080,000, respectively)	—	500,000	123,400,000	17,532,400	5,087,683
Cash	35,263,677	—	2,455,311	—	1,576,295
Cash collateral at broker for investments in swaps(1)	—	214,468	—	—	—
Cash collateral at broker for investments in futures contracts	302,000	—	—	—	—
Consumer price index swaps premiums paid	—	1,421	—	—	—
Unrealized appreciation on consumer price index swaps	—	490,646	—	—	—
Receivable for:
Interest	52,239,164	1,232,668	69,890,023	52,852,739	6,653,891
Investments sold	9,135,000	300,000	10,365,073	35,975,356	—
Shares sold	14,430,092	65,266	18,416,349	15,115,865	1,102,611
Other assets	460,483	25,555	714,157	453,873	76,241
Total assets	3,918,573,839	98,019,943	5,957,674,666	4,801,848,050	557,071,871
Liabilities
Cash overdraft	—	819,970	—	19,407,235	—
Borrowings	—	—	17,200,000	20,700,000	—
Floating rate obligations	65,870,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	1,488,964	—	—	—
Payable for:
Dividends	2,981,333	5,679	5,190,764	2,279,236	277,687
Investments purchased	15,179,486	—	18,516,615	10,055,000	5,513,595
Shares redeemed	7,281,016	79,388	8,935,263	8,200,908	603,114
Variation margin on futures contracts	8,628	—	—	—	—
Variation margin on swap contracts	—	3,812	—	—	—
Accrued expenses:
Management fees	1,278,934	26,834	1,913,392	1,366,613	187,155
Directors/Trustees fees	419,815	753	687,881	415,672	40,854
12b-1 distribution and service fees	483,652	9,058	158,388	335,901	31,945
Other	783,238	75,246	1,241,316	1,059,118	193,019
Total liabilities	94,286,102	2,509,704	53,843,619	63,819,683	6,847,369
Net assets	$3,824,287,737	$95,510,239	$5,903,831,047	$4,738,028,367	$550,224,502
Class A Shares
Net assets	$1,409,974,694	$31,397,073	$547,775,507	$995,039,032	$142,995,157
Shares outstanding	124,638,489	2,956,889	60,414,866	91,610,488	14,354,139
Net asset value (“NAV”) per share	$11.31	$10.62	$9.07	$10.86	$9.96
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$11.81	$10.95	$9.35	$11.14	$10.22
Class C Shares
Net assets	$185,983,482	$1,490,903	$45,856,736	$84,003,721	$6,629,181
Shares outstanding	16,441,813	140,491	5,056,962	7,763,423	667,025
NAV and offering price per share	$11.31	$10.61	$9.07	$10.82	$9.94
Class C2 Shares
Net assets	$158,087,274	$4,284,716	$50,618,708	$221,592,142	$6,464,841
Shares outstanding	13,970,508	403,409	5,577,121	20,450,768	649,522
NAV and offering price per share	$11.32	$10.62	$9.08	$10.84	$9.95
Class R6 Shares
Net assets	$5,693,679	$—	$—	$—	$—
Shares outstanding	500,885	—	—	—	—
NAV and offering price per share	$11.37	$—	$—	$—	$—
Class I Shares
Net assets	$2,064,548,608	$58,337,547	$5,259,580,096	$3,437,393,472	$394,135,323
Shares outstanding	181,734,273	5,479,758	578,473,174	317,648,174	39,524,553
NAV and offering price per share	$11.36	$10.65	$9.09	$10.82	$9.97
Net assets consist of:
Capital paid-in	$3,761,313,547	$102,130,439	$5,811,478,505	$4,764,451,681	$553,098,325
Total distributable earnings	62,974,190	(6,620,200)	92,352,542	(26,423,314)	(2,873,823)
Net assets	$3,824,287,737	$95,510,239	$5,903,831,047	$4,738,028,367	$550,224,502
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended September 30, 2018

(Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$84,063,816	$1,682,892	$101,623,693	$62,312,133	$5,783,126
Expenses
Management fees	7,717,362	265,534	11,377,691	8,213,085	1,155,389
12b-1 service fees – Class A Shares	1,371,809	29,718	540,895	1,000,613	148,867
12b-1 distribution and service fees – Class C Shares	938,053	7,587	228,767	446,175	37,256
12b-1 distribution and service fees – Class C2 Shares	714,874	16,942	219,587	714,885	21,826
Shareholder servicing agent fees	802,410	17,053	1,273,948	964,474	90,601
Interest expense	699,144	360	92,828	123,867	2,736
Custodian fees	227,496	34,473	299,743	251,563	88,924
Directors/Trustees fees	54,522	1,700	82,026	67,770	8,152
Professional fees	69,211	17,631	85,439	68,958	19,205
Shareholder reporting expenses	127,647	7,762	221,923	138,699	20,103
Federal and state registration fees	135,720	36,895	146,339	102,534	41,119
Other	32,126	5,299	36,596	58,974	6,130
Total expenses before fee waiver/expense reimbursement	12,890,374	440,954	14,605,782	12,151,597	1,640,308
Fee waiver/expense reimbursement	—	(61,604)	—	—	—
Net expenses	12,890,374	379,350	14,605,782	12,151,597	1,640,308
Net investment income (loss)	71,173,442	1,303,542	87,017,911	50,160,536	4,142,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments:
Investments	(10,158,714)	(450,807)	(386,175)	(4,610,459)	(111,857)
Futures contracts	38,254	—	—	—	—
Swaps	—	206,814	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(34,689,755)	(464,062)	(9,345,920)	14,382,804	(1,302,835)
Futures contracts	321,975	—	—	—	—
Swaps	—	575,670	—	—	—
Net realized and unrealized gain (loss)	(44,488,240)	(132,385)	(9,732,095)	9,772,345	(1,414,692)
Net increase (decrease) in net assets from operations	$26,685,202	$1,171,157	$77,285,816	$59,932,881	$2,728,126

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	All-American		Inflation Protected
	Six Months Ended 9/30/18	Year Ended(1) 3/31/18	Six Months Ended 9/30/18	Year Ended(1) 3/31/18
Operations
Net investment income (loss)	$71,173,442	$130,680,932	$1,303,542	$2,421,932
Net realized gain (loss) from:
Investments	(10,158,714)	1,291,351	(450,807)	(1,674)
Futures contracts	38,254	—	—	—
Swaps	—	—	206,814	(1,468,906)
Change in net unrealized appreciation (depreciation) of:
Investments	(34,689,755)	18,862,245	(464,062)	(373,766)
Futures contracts	321,975	—	—	—
Swaps	—	—	575,670	1,611,203
Net increase (decrease) in net assets from operations	26,685,202	150,834,528	1,171,157	2,188,789
Distributions to Shareholders(2)
Dividends(3)
Class A Shares	(25,019,246)	(46,678,566)	(293,906)	(562,432)
Class C Shares	(2,685,699)	(5,114,685)	(9,060)	(19,162)
Class C2 Shares	(2,929,917)	(7,412,748)	(32,027)	(73,718)
Class R6 Shares	(118,395)	(255,706)	—	—
Class I Shares	(38,928,272)	(70,764,942)	(872,746)	(1,603,610)
Decrease in net assets from distributions to shareholders	(69,681,529)	(130,226,647)	(1,207,739)	(2,258,922)
Fund Share Transactions
Proceeds from sale of shares	555,284,137	1,152,666,575	20,126,210	46,496,763
Proceeds from shares issued to shareholders due to reinvestment of distributions	51,276,982	95,354,742	1,167,868	2,106,462
	606,561,119	1,248,021,317	21,294,078	48,603,225
Cost of shares redeemed	(454,423,215)	(778,798,185)	(40,233,764)	(26,917,552)
Net increase (decrease) in net assets from Fund share transactions	152,137,904	469,223,132	(18,939,686)	21,685,673
Net increase (decrease) in net assets	109,141,577	489,831,013	(18,976,268)	21,615,540
Net assets at the beginning of period	3,715,146,160	3,225,315,147	114,486,507	92,870,967
Net assets at the end of period	$3,824,287,737	$3,715,146,160	$95,510,239	$114,486,507

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

	Intermediate Duration		Limited Term
	Six Months Ended 9/30/18	Year Ended(1) 3/31/18	Six Months Ended 9/30/18	Year Ended(1) 3/31/18
Operations
Net investment income (loss)	$87,017,911	$162,321,897	$50,160,536	$92,630,501
Net realized gain (loss) from:
Investments	(386,175)	(3,256,612)	(4,610,459)	(3,916,685)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,345,920)	20,623,966	14,382,804	(23,367,486)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	77,285,816	179,689,251	59,932,881	65,346,330
Distributions to Shareholders(2)
Dividends(3)
Class A Shares	(7,461,567)	(14,696,918)	(9,178,491)	(19,423,552)
Class C Shares	(450,759)	(921,534)	(451,407)	(1,015,265)
Class C2 Shares	(652,382)	(1,645,382)	(1,881,324)	(4,704,682)
Class R6 Shares	—	—	—	—
Class I Shares	(74,597,688)	(136,436,175)	(33,557,301)	(61,060,952)
Decrease in net assets from distributions to shareholders	(83,162,396)	(153,700,009)	(45,068,523)	(86,204,451)
Fund Share Transactions
Proceeds from sale of shares	1,078,766,020	1,483,854,339	868,726,041	1,606,943,339
Proceeds from shares issued to shareholders due to reinvestment of distributions	53,409,082	102,179,361	31,975,637	62,665,786
	1,132,175,102	1,586,033,700	900,701,678	1,669,609,125
Cost of shares redeemed	(643,646,327)	(1,313,020,387)	(787,353,183)	(1,641,262,696)
Net increase (decrease) in net assets from Fund share transactions	488,528,775	273,013,313	113,348,495	28,346,429
Net increase (decrease) in net assets	482,652,195	299,002,555	128,212,853	7,488,308
Net assets at the beginning of period	5,421,178,852	5,122,176,297	4,609,815,514	4,602,327,206
Net assets at the end of period	$5,903,831,047	$5,421,178,852	$4,738,028,367	$4,609,815,514

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term
	Six Months Ended 9/30/18	Year Ended(1) 3/31/18
Operations
Net investment income (loss)	$4,142,818	$7,419,587
Net realized gain (loss) from:
Investments	(111,857)	(96,922)
Futures contracts	—	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,302,835)	(3,639,418)
Futures contracts	—	—
Swaps	—	—
Net increase (decrease) in net assets from operations	2,728,126	3,683,247
Distributions to Shareholders(2)
Dividends(3)
Class A Shares	(897,664)	(1,780,950)
Class C Shares	(15,922)	(21,260)
Class C2 Shares	(33,404)	(69,592)
Class R6 Shares	—	—
Class I Shares	(2,789,667)	(4,920,453)
Decrease in net assets from distributions to shareholders	(3,736,657)	(6,792,255)
Fund Share Transactions
Proceeds from sale of shares	75,146,188	205,091,091
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,125,321	3,757,905
	77,271,509	208,848,996
Cost of shares redeemed	(113,496,473)	(258,058,494)
Net increase (decrease) in net assets from Fund share transactions	(36,224,964)	(49,209,498)
Net increase (decrease) in net assets	(37,233,495)	(52,318,506)
Net assets at the beginning of period	587,457,997	639,776,503
Net assets at the end of period	$550,224,502	$587,457,997

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
Year Ended 3/31:
2019(i)	$11.44	$0.21	$(0.13)	$0.08	$(0.21)	$—	$(0.21)	$11.31
2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44
2017(h)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
Year Ended 4/30:
2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
Class C (2/14)
Year Ended 3/31:
2019(i)	11.44	0.17	(0.14)	0.03	(0.16)	—	(0.16)	11.31
2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44
2017(h)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
Year Ended 4/30:
2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
Year Ended 3/31:
2019(i)	11.44	0.18	(0.12)	0.06	(0.18)	—	(0.18)	11.32
2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44
2017(h)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
Year Ended 4/30:
2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
Class R6 (6/16)
Year Ended 3/31:
2019(i)	11.49	0.23	(0.13)	0.10	(0.22)	—	(0.22)	11.37
2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49
2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
Year Ended 3/31:
2019(i)	11.49	0.23	(0.14)	0.09	(0.22)	—	(0.22)	11.36
2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49
2017(h)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
Year Ended 4/30:
2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.69%	$1,409,975	0.73	%*	0.69	%*	3.73	%*	17%
4.66	1,325,011	0.72		0.69		3.69		14
(0.66)	1,136,311	0.73	*	0.70	*	3.66	*	24

5.85	1,170,705	0.70		0.70		3.68		13
7.38	989,477	0.71		0.71		4.01		18
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17

0.29	185,983	1.52	*	1.48	*	2.92	*	17
3.76	186,999	1.52		1.49		2.89		14
(1.38)	163,496	1.52	*	1.49	*	2.87	*	24

5.04	116,024	1.50		1.50		2.86		13
6.54	48,472	1.51		1.51		3.09		18
3.06	4,923	1.50	*	1.50	*	3.39	*	13

0.49	158,087	1.28	*	1.24	*	3.15	*	17
3.98	217,048	1.27		1.24		3.15		14
(1.07)	264,617	1.28	*	1.25	*	3.11	*	24

5.22	308,100	1.25		1.25		3.13		13
6.82	328,649	1.26		1.26		3.47		18
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17

0.88	5,694	0.49	*	0.45	*	3.95	*	17
4.86	6,725	0.48		0.45		3.94		14
(3.04)	6,674	0.49	*	0.46	*	3.95	*	24

0.79	2,064,549	0.53	*	0.49	*	3.92	*	17
4.86	1,979,364	0.52		0.49		3.89		14
(0.47)	1,654,217	0.53	*	0.50	*	3.86	*	24

6.05	1,417,738	0.50		0.50		3.88		13
7.57	1,134,001	0.51		0.51		4.21		18
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(h)	For the eleven months ended March 31, 2017.
(i)	For the six months ended September 30, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
Year Ended 3/31:
2019(h)	$10.63	$0.12	$(0.02)	$0.10	$(0.11)	$—	$(0.11)	$10.62
2018	10.62	0.23	— **	0.23	(0.22)	—	(0.22)	10.63
2017(g)	10.66	0.22	(0.02)	0.20	(0.24)	—	(0.24)	10.62
Year Ended 4/30:
2016	10.63	0.26	0.03	0.29	(0.26)	—	(0.26)	10.66
2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
Class C (2/14)
Year Ended 3/31:
2019(h)	10.62	0.07	(0.02)	0.05	(0.06)	—	(0.06)	10.61
2018	10.62	0.15	(0.02)	0.13	(0.13)	—	(0.13)	10.62
2017(g)	10.66	0.14	(0.02)	0.12	(0.16)	—	(0.16)	10.62
Year Ended 4/30:
2016	10.62	0.17	0.04	0.21	(0.17)	—	(0.17)	10.66
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(e)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(f)
Year Ended 3/31:
2019(h)	10.63	0.09	(0.02)	0.07	(0.08)	—	(0.08)	10.62
2018	10.62	0.17	— **	0.17	(0.16)	—	(0.16)	10.63
2017(g)	10.66	0.17	(0.03)	0.14	(0.18)	—	(0.18)	10.62
Year Ended 4/30:
2016	10.62	0.20	0.04	0.24	(0.20)	—	(0.20)	10.66
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
Class I (3/11)
Year Ended 3/31:
2019(h)	10.66	0.13	(0.02)	0.11	(0.12)	—	(0.12)	10.65
2018	10.65	0.25	— **	0.25	(0.24)	—	(0.24)	10.66
2017(g)	10.69	0.23	(0.02)	0.21	(0.25)	—	(0.25)	10.65
Year Ended 4/30:
2016	10.64	0.28	0.05	0.33	(0.28)	—	(0.28)	10.69
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.90%	$31,397	0.87	%*	2.05	%*	0.76	%*	2.16	%*	7%
2.15	27,393	0.94		1.98		0.76		2.16		3
1.87	27,684	1.07	*	1.94	*	0.76	*	2.25	*	11

2.83	21,289	1.05		2.15		0.77		2.44		1
1.14	24,104	0.99		2.26		0.77		2.48		20
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9

0.51	1,491	1.67	*	1.25	*	1.56	*	1.36	*	7
1.26	1,557	1.74		1.19		1.56		1.36		3
1.10	1,292	1.87	*	1.13	*	1.56	*	1.44	*	11

2.05	956	1.85		1.36		1.57		1.64		1
0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

0.62	4,285	1.42	*	1.50	*	1.31	*	1.61	*	7
1.58	4,643	1.49		1.44		1.31		1.61		3
1.35	5,179	1.63	*	1.39	*	1.31	*	1.71	*	11

2.34	5,827	1.60		1.61		1.32		1.90		1
0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9

1.01	58,338	0.67	*	2.24	*	0.56	*	2.34	*	7
2.33	80,893	0.74		2.19		0.56		2.36		3
2.03	58,716	0.86	*	2.11	*	0.56	*	2.40	*	11

3.19	14,519	0.85		2.35		0.57		2.64		1
1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
(h)	For the six months ended September 30, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
Year Ended 3/31:
2019(i)	$9.07	$0.13	$— *	$0.13	$(0.13)	$—	$(0.13)	$9.07
2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07
2017(h)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
Year Ended 4/30:
2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
Class C (2/14)
Year Ended 3/31:
2019(i)	9.08	0.10	(0.02)	0.08	(0.09)	—	(0.09)	9.07
2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08
2017(h)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
Year Ended 4/30:
2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
Year Ended 3/31:
2019(i)	9.09	0.11	(0.02)	0.09	(0.10)	—	(0.10)	9.08
2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09
2017(h)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
Year Ended 4/30:
2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
Class I (11/76)
Year Ended 3/31:
2019(i)	9.10	0.14	(0.01)	0.13	(0.14)	—	(0.14)	9.09
2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10
2017(h)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
Year Ended 4/30:
2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.39%	$547,776	0.68	%**	0.68	%**	2.88	%**	8%
3.25	525,754	0.68		0.68		2.90		18
(1.40)	505,589	0.69	**	0.69	**	2.70	**	24

4.83	1,076,822	0.68		0.68		2.77		18
3.95	773,091	0.70		0.70		2.86		19
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15

0.88	45,857	1.48	**	1.48	**	2.08	**	8
2.56	46,897	1.48		1.48		2.11		18
(2.10)	45,483	1.49	**	1.49	**	1.91	**	24

3.91	35,070	1.48		1.48		1.99		18
3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	**	1.49	**	2.17	**	17

1.01	50,619	1.22	**	1.22	**	2.33	**	8
2.82	66,052	1.23		1.23		2.36		18
(1.86)	85,193	1.24	**	1.24	**	2.16	**	24

4.17	101,168	1.24		1.24		2.28		18
3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15

1.38	5,259,580	0.48	**	0.48	**	3.08	**	8
3.56	4,782,475	0.48		0.48		3.11		18
(1.22)	4,485,912	0.49	**	0.49	**	2.91	**	24

4.91	3,979,824	0.49		0.49		3.02		18
4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.

(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
(i)	For the six months ended September 30, 2018.
*	Rounds to less than $0.01.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
Year Ended 3/31:
2019(i)	$10.83	$0.11	$0.02	$0.13	$(0.10)	$—	$(0.10)	$10.86
2018	10.88	0.21	(0.06)	0.15	(0.20)	—	(0.20)	10.83
2017(h)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88
Year Ended 4/30:
2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
Class C (2/14)
Year Ended 3/31:
2019(i)	10.78	0.07	0.03	0.10	(0.06)	—	(0.06)	10.82
2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78
2017(h)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
Year Ended 4/30:
2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
Year Ended 3/31:
2019(i)	10.80	0.09	0.03	0.12	(0.08)	—	(0.08)	10.84
2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80
2017(h)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
Year Ended 4/30:
2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
Class I (2/97)
Year Ended 3/31:
2019(i)	10.79	0.12	0.02	0.14	(0.11)	—	(0.11)	10.82
2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79
2017(h)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
Year Ended 4/30:
2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.20%	$995,039	0.64	%*	0.63	%*	2.03	%*	0.64	%*	0.63	%*	2.03	%*	16%
1.36	998,226	0.62		0.62		1.92		0.62		0.62		1.92		21
(0.99)	1,094,434	0.63	*	0.63	*	1.72	*	0.63	*	0.63	*	1.72	*	26

2.50	1,208,642	0.63		0.63		1.84		0.63		0.63		1.84		20
1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12

0.88	84,004	1.44	*	1.43	*	1.23	*	1.44	*	1.43	*	1.23	*	16
0.53	93,327	1.42		1.42		1.12		1.42		1.42		1.12		21
(1.74)	112,035	1.43	*	1.43	*	0.92	*	1.43	*	1.43	*	0.92	*	26

1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20
1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

1.10	221,592	0.98	*	0.97	*	1.67	*	0.98	*	0.97	*	1.67	*	16
0.97	292,436	0.97		0.97		1.57		0.97		0.97		1.57		21
(1.25)	383,282	0.98	*	0.98	*	1.37	*	0.98	*	0.98	*	1.37	*	26

2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20
1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12

1.29	3,437,393	0.44	*	0.43	*	2.23	*	0.44	*	0.43	*	2.23	*	16
1.62	3,225,826	0.42		0.42		2.12		0.42		0.42		2.12		21
(0.85)	3,012,577	0.43	*	0.43	*	1.92	*	0.43	*	0.43	*	1.92	*	26

2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20
1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.

(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
(i)	For the six months ended September 30, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 3/31:
2019(h)	$9.98	$0.07		$(0.03)	$0.04	$(0.06)	$—	$(0.06)	$9.96
2018	10.04	0.11		(0.07)	0.04	(0.10)	—	(0.10)	9.98
2017(g)	10.12	0.09		(0.08)	0.01	(0.09)	—	(0.09)	10.04
Year Ended 4/30:
2016	10.11	0.10		— **	0.10	(0.09)	—	(0.09)	10.12
2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
Class C (2/14)
Year Ended 3/31:
2019(h)	9.96	0.03		(0.03)	—	(0.02)	—	(0.02)	9.94
2018	10.02	0.03		(0.07)	(0.04)	(0.02)	—	(0.02)	9.96
2017(g)	10.11	0.02		(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
Year Ended 4/30:
2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(e)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(f)
Year Ended 3/31:
2019(h)	9.97	0.05		(0.03)	0.02	(0.04)	—	(0.04)	9.95
2018	10.03	0.07		(0.06)	0.01	(0.07)	—	(0.07)	9.97
2017(g)	10.11	0.06		(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
Year Ended 4/30:
2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
Class I (10/02)
Year Ended 3/31:
2019(h)	9.99	0.08		(0.03)	0.05	(0.07)	—	(0.07)	9.97
2018	10.04	0.13		(0.06)	0.07	(0.12)	—	(0.12)	9.99
2017(g)	10.13	0.11		(0.10)	0.01	(0.10)	—	(0.10)	10.04
Year Ended 4/30:
2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.41%	$142,995	0.71	%*	1.35	%*	0.71	%*	1.35	%*	21%
0.41	168,828	0.72		1.09		0.72		1.09		28
0.08	187,573	0.71	*	0.97	*	0.71	*	0.97	*	44

1.01	174,484	0.71		0.97		0.71		0.97		24
0.57	184,317	0.71		0.97		0.71		0.97		36
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30

0.01	6,629	1.51	*	0.55	*	1.51	*	0.55	*	21
(0.37)	8,193	1.52		0.29		1.52		0.29		28
(0.73)	10,069	1.51	*	0.17	*	1.51	*	0.17	*	44

0.41	6,971	1.51		0.17		1.38		0.30		24
0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

0.23	6,465	1.06	*	0.99	*	1.06	*	0.99	*	21
0.05	9,384	1.07		0.74		1.07		0.74		28
(0.25)	12,097	1.06	*	0.62	*	1.06	*	0.62	*	44

0.65	13,325	1.06		0.62		1.06		0.62		24
0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30

0.51	394,135	0.51	*	1.55	*	0.51	*	1.55	*	21
0.69	401,052	0.51		1.29		0.51		1.29		28
0.14	430,038	0.51	*	1.17	*	0.51	*	1.17	*	44

1.29	454,620	0.51		1.16		0.51		1.16		24
0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
(h)	For the six months ended September 30, 2018.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is September 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$15,179,486	$14,823,450	$10,055,000	$2,263,328

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$3,806,165,198	$—		$3,806,165,198
Corporate Bonds	—	473,366	104,859	***	578,225
Investments in Derivatives
Futures Contracts**	321,975	—	—		321,975
Total	$321,975	$3,806,638,564	$104,859		$3,807,065,398

Inflation Protected	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$95,189,919	$—		$95,189,919
Short-Term Investments*:
Municipal Bonds	—	500,000	—		500,000
Investments in Derivatives:
Consumer Price Index Swaps**	—	(893,097)	—		(893,097)
Total	$—	$94,796,822	$—		$94,796,822

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$5,725,947,789	$—		$5,725,947,789
Investment Companies	6,324,431	—	—		6,324,431
Corporate Bonds	—	—	161,533	***	161,533
Short-Term Investments*:
Municipal Bonds	—	123,400,000	—		123,400,000
Total	$6,324,431	$5,849,347,789	$161,533		$5,855,833,753

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$4,671,868,881	$—		$4,671,868,881
Investment Companies	7,949,317	—	—		7,949,317
Corporate Bonds	—	—	99,619	***	99,619
Short-Term Investments*:
Municipal Bonds	—	17,532,400	—		17,532,400
Total	$7,949,317	$4,689,401,281	$99,619		$4,697,450,217

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$542,300,169	$—		$542,300,169
Investment Companies	274,981	—	—		274,981
Short-Term Investments*:
Municipal Bonds	—	5,087,683	—		5,087,683
Total	$274,981	$547,387,852	$—		$547,662,833
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund, other than Inflation Protected, is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration
Floating rate obligations: self-deposited Inverse Floaters	$65,870,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	65,682,500	12,490,000
Total	$131,552,500	$12,490,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration
Average floating rate obligations outstanding	$65,870,000	$12,490,000
Average annual interest rate and fees	1.99%	0.60%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$50,870,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	26,525,000	12,490,000
Total	$77,395,000	$12,490,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (Unaudited) (continued)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, All-American used U.S. Treasury futures to manage portfolio duration by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

All-American
Average notional amount of futures contracts outstanding*	$11,035,200
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

		Location on the Statement of Assets and Liabilities
		Asset Derivative		(Liability) Derivative
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
All-American
Interest Rate	Futures Contracts	—	$—	Payable for variation margin on futures contracts*	$321,975
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All-American	Interest Rate	Futures Contracts	$38,254	$321,975

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter (“OTC”) derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The amount recorded on these transactions, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$110,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected
Inflation	Swaps (OTC Cleared)	—	$—	Payable for variation margin on consumer price index swaps**^	$107,455
				Payable for variation margin on consumer price index swaps**^	(2,234)
Inflation	Swaps (OTC Uncleared)	Unrealized appreciation on consumer price index swaps^	490,646	Unrealized depreciation on consumer price index swaps^	(1,488,964)
Total			$490,646		$(1,383,743)
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps**	Gross Unrealized (Depreciation) on CPI Swaps**	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected	Barclays Bank PLC	$—	$(390,085)	$(390,085)	$—	$(390,085)
	JPMorgan Chase Bank, N.A.	263,692	(749,700)	(486,008)	—	(486,008)
	Morgan Stanley Capital Services LLC	226,954	(349,179)	(122,225)	—	(122,225)
		$490,646	$(1,488,964)	$(998,318)	$—	$(998,318)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Inflation	Swaps	$206,814	$575,670

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any

Notes to Financial Statements (Unaudited) (continued)

unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 9/30/18		Year Ended 3/31/18
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,078,178	$217,897,979	37,019,397	$428,622,217
Class A – automatic conversion of Class C2 Shares	369,155	4,226,826	—	—
Class C	1,563,186	17,843,966	4,865,658	56,353,003
Class C2	126,702	1,439,448	263,858	3,050,791
Class R6	36,052	411,479	67,767	786,901
Class I	27,347,271	313,464,439	57,132,588	663,853,663
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,861,545	21,240,026	3,401,312	39,300,230
Class C	198,450	2,264,150	375,056	4,333,762
Class C2	201,926	2,305,133	497,955	5,755,245
Class R6	9,315	106,771	19,524	226,550
Class I	2,213,639	25,360,902	3,942,440	45,738,955
	53,005,419	606,561,119	107,585,555	1,248,021,317
Shares redeemed:
Class A	(12,484,081)	(142,497,828)	(24,768,984)	(286,496,721)
Class C	(1,665,033)	(19,005,642)	(3,304,098)	(38,176,702)
Class C2	(4,956,188)	(56,704,578)	(5,118,879)	(59,115,147)
Class C2 – automatic conversion to Class A Shares	(368,833)	(4,226,826)	—	—
Class R6	(129,604)	(1,480,705)	(88,033)	(1,028,505)
Class I	(20,114,705)	(230,507,636)	(34,004,158)	(393,981,110)
	(39,718,444)	(454,423,215)	(67,284,152)	(778,798,185)
Net increase (decrease)	13,286,975	$152,137,904	40,301,403	$469,223,132

	Six Months Ended 9/30/18		Year Ended 3/31/18
Inflation Protected	Shares	Amount	Shares	Amount
Shares sold:
Class A	680,227	$7,268,469	1,059,795	$11,308,190
Class C	14,000	149,690	50,434	537,459
Class C2	4,499	48,047	3,513	37,383
Class I	1,181,365	12,660,004	3,228,524	34,613,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	27,086	289,093	51,666	551,580
Class C	849	9,060	1,789	19,096
Class C2	2,893	30,896	6,685	71,367
Class I	78,356	838,819	136,809	1,464,419
	1,989,275	21,294,078	4,539,215	48,603,225
Shares redeemed:
Class A	(328,160)	(3,503,138)	(1,139,892)	(12,171,550)
Class C	(20,963)	(223,893)	(27,286)	(290,872)
Class C2	(40,792)	(436,721)	(60,929)	(651,291)
Class I	(3,371,448)	(36,070,012)	(1,287,918)	(13,803,839)
	(3,761,363)	(40,233,764)	(2,516,025)	(26,917,552)
Net increase (decrease)	(1,772,088)	$(18,939,686)	2,023,190	$21,685,673

	Six Months Ended 9/30/18		Year Ended 3/31/18
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,747,089	$79,630,588	17,272,703	$158,825,881
Class A – automatic conversion of Class C2 Shares	122,797	1,121,138	—	—
Class C	530,144	4,824,324	1,354,974	12,458,508
Class C2	15,858	144,650	74,153	682,342
Class I	108,878,177	993,045,320	142,614,038	1,311,887,608
Shares issued to shareholders due to reinvestment of distributions:
Class A	704,789	6,415,997	1,376,348	12,632,323
Class C	42,837	390,020	86,752	796,236
Class C2	55,378	504,641	136,197	1,251,527
Class I	5,049,990	46,098,424	9,510,022	87,499,275
	124,147,059	1,132,175,102	172,425,187	1,586,033,700
Shares redeemed:
Class A	(7,097,464)	(64,604,679)	(16,711,540)	(153,692,907)
Class C	(683,129)	(6,217,759)	(1,310,640)	(12,031,662)
Class C2	(1,641,854)	(14,979,616)	(2,363,411)	(21,715,833)
Class C2 – automatic conversion to Class A Shares	(122,663)	(1,121,138)	—	—
Class I	(61,040,111)	(556,723,135)	(122,103,858)	(1,125,579,985)
	(70,585,221)	(643,646,327)	(142,489,449)	(1,313,020,387)
Net increase (decrease)	53,561,838	$488,528,775	29,935,738	$273,013,313

	Six Months Ended 9/30/18		Year Ended 3/31/18
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,003,220	$130,555,603	23,800,621	$260,779,546
Class A – automatic conversion of Class C2 Shares	190,325	2,072,645	—	—
Class C	469,703	5,086,837	1,625,162	17,719,092
Class C2	23,790	257,949	208,515	2,272,523
Class I	67,481,279	730,753,007	121,658,407	1,326,172,178
Shares issued to shareholders due to reinvestment of distributions:
Class A	716,297	7,788,639	1,484,329	16,250,187
Class C	35,865	388,461	78,676	857,987
Class C2	138,428	1,501,652	339,952	3,711,728
Class I	2,058,125	22,296,885	3,838,044	41,845,884
	83,117,032	900,701,678	153,033,706	1,669,609,125
Shares redeemed:
Class A	(13,499,547)	(146,746,579)	(33,701,300)	(368,920,362)
Class C	(1,395,835)	(15,115,091)	(3,392,100)	(37,019,851)
Class C2	(6,600,500)	(71,639,302)	(8,805,976)	(96,323,551)
Class C2 – automatic conversion to Class A Shares	(190,851)	(2,072,645)	—	—
Class I	(50,988,076)	(551,779,566)	(104,505,813)	(1,138,998,932)
	(72,674,809)	(787,353,183)	(150,405,189)	(1,641,262,696)
Net increase (decrease)	10,442,223	$113,348,495	2,628,517	$28,346,429

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 9/30/18		Year Ended 3/31/18
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,685,110	$16,827,824	6,362,810	$63,817,044
Class C	55,773	555,248	269,215	2,698,720
Class C2	1,936	19,279	141,314	1,412,183
Class I	5,777,422	57,743,837	13,648,333	137,163,144
Shares issued to shareholders due to reinvestment of distributions:
Class A	78,401	782,698	154,387	1,549,712
Class C	1,389	13,836	1,808	18,105
Class C2	3,287	32,776	6,829	68,475
Class I	129,687	1,296,011	211,215	2,121,613
	7,733,005	77,271,509	20,795,911	208,848,996
Shares redeemed:
Class A	(4,326,057)	(43,177,948)	(8,289,878)	(83,240,102)
Class C	(212,939)	(2,122,781)	(453,547)	(4,546,073)
Class C2	(296,876)	(2,964,287)	(413,484)	(4,141,821)
Class I	(6,527,997)	(65,231,457)	(16,529,834)	(166,130,498)
	(11,363,869)	(113,496,473)	(25,686,743)	(258,058,494)
Net increase (decrease)	(3,630,864)	$(36,224,964)	(4,890,832)	$(49,209,498)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$762,079,462	$8,368,412	$945,385,752	$974,362,675	$119,654,439
Sales and maturities	621,889,514	23,919,508	462,080,771	763,443,175	149,726,857

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$3,612,589,795	$94,991,003	$5,757,148,441	$4,710,130,646	$551,066,911
Gross unrealized:
Appreciation	154,497,512	1,080,512	149,703,935	36,119,535	652,744
Depreciation	(26,214,081)	(381,596)	(51,018,623)	(48,799,964)	(4,056,823)
Net unrealized appreciation (depreciation) of investments	$128,283,431	$698,916	$98,685,312	$(12,680,429)	$(3,404,079)

All- American
Tax cost of futures contracts	$321,975
Net unrealized appreciation (depreciation) of futures contracts	$—

Inflation Protected
Tax cost of swaps	$1,421
Net unrealized appreciation (depreciation) of swaps	(893,097)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2018, the Funds’ last tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(14,897,930)	$—	$—	$(545,040)	$(107)
Undistributed (Over-distribution of) net investment income	(203,431)	(106)	(263,652)	(369,378)	—
Accumulated net realized gain (loss)	15,101,361	106	263,652	914,418	107

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2018, the Funds’ last tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$12,198,967	$310,856	$23,221,176	$12,727,527	$1,675,133
Undistributed net ordinary income[2]	504,491	1,655	247,410	63,813	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2018 through March 31, 2018, and paid on April 2, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2018, was designated for purposes of the dividends paid deduction as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$127,290,281	$2,233,133	$152,487,270	$85,078,646	$6,692,486
Distributions from net ordinary income[2]	1,159,105	—	627,119	803,097	46,741
Distributions from net long-term capital gains	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2018, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[3]	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Expiration:
March 31, 2019	$881,168	$—	$—	$1,598,268	$—
Not subject to expiration	57,043,680	6,388,491	18,702,208	16,853,308	795,269
Total	$57,924,848	$6,388,491	$18,702,208	$18,451,576	$795,269
[3]	A portion of All-American’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2018, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term
Expired capital loss carryforwards	$14,897,930	$543,730

During the Funds’ last tax year ended March 31, 2018, All-American utilized $1,494,782 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1875	0.1375	0.1375

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1632%
Inflation Protected	0.1588
Intermediate Duration	0.1635
Limited Term	0.1588
Short Term	0.1799

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2020, may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	July 31, 2020	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, none of the Funds engaged in inter-fund trades.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$1,622,230	$33,755	$485,694	$321,104	$54,582
Paid to financial intermediaries (Unaudited)	1,555,845	32,700	469,692	307,502	53,019

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$1,287,174	$30,170	$457,392	$302,388	$50,865

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$247,308	$1,611	$50,219	$71,722	$4,501

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$66,489	$30	$23,668	$47,361	$17,493

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

	All- American	Intermediate Duration	Limited Term
Maximum Outstanding Balance	$30,000,000	$41,200,000	$63,700,000

During each Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	All- American	Intermediate Duration	Limited Term
Average daily balance outstanding	$15,361,905	$20,226,667	$20,584,483
Average annual interest rate	3.08%	3.07%	2.99%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. None of the other Funds utilized this facility during the current fiscal period.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of March 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
UNII at the end of the period	$4,714,189	$141,193	$16,442,193	$9,527,794	$1,118,853

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Industrial Development Revenue Bond (IDR) – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board,” and each Trustee or Director a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each of its respective Funds, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark in such periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. Although the Fund’s performance was below its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period, the Fund ranked in the second quartile in the one-year period and first quartile in the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board also recognized that although the Fund’s performance was below its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that: (a) the Short Term Fund had a net management fee slightly higher than its Peer Group average, but a net expense ratio in line with its Peer Group average; (b) the All-American Fund had a net management fee and a net expense ratio below its Peer Group averages; (c) the Limited Term Fund and the Intermediate Duration Fund each had a net management fee in line with its respective Peer Group average, but a net expense ratio below its respective Peer Group average; and (d) the Inflation Protected Fund had a net management fee below its Peer Group average and a net expense ratio in line with its Peer Group average.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for the Inflation Protected Fund, its temporary and permanent expense caps and for the Intermediate Duration Fund, its permanent expense cap) which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-NAT-0918D 650720-INV-B-11/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: December 5, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: December 5, 2018